UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  February 28

Date of reporting period:  February 28, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
February 28, 2021
Columbia Convertible Securities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Convertible Securities Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Convertible Securities Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of capital appreciation and current income.
Portfolio management
David King, CFA
Co-Portfolio Manager
Managed Fund since 2010
Yan Jin
Co-Portfolio Manager
Managed Fund since 2006
Grace Lee, CAIA
Co-Portfolio Manager
Managed Fund since October 2020
Average annual total returns (%) (for the period ended February 28, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/25/87	58.37	22.33	12.71
	Including sales charges		49.25	20.89	12.04
Advisor Class*		11/08/12	58.75	22.64	12.95
Class C	Excluding sales charges	10/21/96	57.20	21.42	11.86
	Including sales charges		56.20	21.42	11.86
Institutional Class		05/21/99	58.81	22.63	12.99
Institutional 2 Class*		11/08/12	58.89	22.72	13.03
Institutional 3 Class*		10/01/14	58.95	22.78	12.98
Class R*		11/16/11	58.04	22.02	12.42
ICE BofA All Convertibles All Qualities Index			55.43	20.65	12.76
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofA All Convertibles All Qualities Index measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Convertible Securities Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2011 — February 28, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Convertible Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2021)
Common Stocks	2.8
Convertible Bonds	80.4
Convertible Preferred Stocks	15.4
Money Market Funds	1.4
Warrants	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2021)
Communication Services	5.3
Consumer Discretionary	7.7
Consumer Staples	2.3
Energy	3.8
Financials	3.9
Health Care	22.2
Industrials	4.1
Information Technology	19.7
Materials	2.8
Real Estate	2.4
Utilities	25.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Convertible Securities Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2021, the Fund’s Class A shares returned 58.37% excluding sales charges. The Fund outperformed its benchmark, ICE BofA All Convertibles All Qualities Index, which returned 55.43% during the same time period.
Market overview
Convertible securities delivered exceptional gains for the annual period, surpassing most other asset classes during the period. As the period began, concerns of the spread of COVID-19 led to shutdowns around the globe, shuttering businesses and sending markets into a broad-based downturn that ended the longest U.S. expansion on record. Industrial production and consumer spending plummeted, widening the trade deficit and driving unemployment to a high of 14.7% in April 2020. Policymakers reacted quickly and with measures of unprecedented scope, highlighted in March by the U.S. Federal Reserve slashing short-term interest rates to zero and Congress passing a $2 trillion stimulus package. Markets began to rebound in late March 2020 as a result, and the rally more or less continued through period-end with some spikes in volatility on headlines around the contentious U.S. elections in November and resurging COVID-19 cases.
The convertible security market’s strong performance stemmed from hopes that aggressive monetary and fiscal stimulus would help support the economy until COVID-19 had receded. Convertibles benefited from positive news events during the period such as the approval of several COVID-19 vaccinations and the resolution of the U.S. elections. Robust investor demand for income-producing assets was a further plus, as was the impact of Tesla’s sizable weighting in the benchmark. The common stock of Tesla surged due to its inclusion in the S&P 500 Index, together with mounting enthusiasm about green-energy plays. The rally fed through to the company’s convertible debt, providing a significant boost to the benchmark’s return. Investors also grew more optimistic on the prospects for a number of consumer-related companies that appeared to have acquired sufficient funding to make it through the economic downturn. Market technicals were supportive, with robust new issuance and high investor demand.
We believe the Fund was effectively positioned to capture the historic rally in convertible securities that occurred during the reporting period, as evidenced by the Fund’s outperformance of its benchmark.
The Fund’s notable contributors during the period
•	The Fund’s strong broad-based security selection across a number of sectors drove its solid performance over the period.
•	Within consumer discretionary, the Fund’s position in Tesla made a substantial contribution to absolute returns. While the Fund held a sizable position in Tesla, it was less than the benchmark’s weight, which hurt relative results to some degree.
•	Several information technology holdings contributed sizably to Fund performance:
○	Mobile payments provider Square, Inc. recovered from concerns earlier in the period that its business would be hurt by COVID-19. Square’s Cash App saw accelerated user growth in 2020 as consumers moved to adopt contactless payments in the wake of the pandemic.
○	Business software company DocuSign, Inc., which facilitates the execution of contracts online with its eSignature electronic signing service, enjoyed robust demand as corporate demand for digital strategies skyrocketed in the work-from-home environment brought on by COVID-19.
○	Twilio, Inc., a software company that develops platforms for communications to help clients add voice, video and messaging to their applications saw a boost from the COVID-19 environment.
○	Microchip Technology, in the semiconductor space, advanced through high growth drivers. Additionally, the company has been paying down its debt.
•	Within the health care sector, health care equipment company DexCom, Inc., which provides a constant glucose monitoring system for diabetes management and vaccine contender Novavax, Inc. were standouts during the period for the Fund.
Columbia Convertible Securities Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	In the communication services sector, shares of online real estate marketplace Zillow Group, Inc. and social media company Snap, Inc., rallied, aiding Fund results.
The Fund’s notable detractors during the period
•	Within convertible securities, the consumer staples, energy and financials sectors were the largest areas of detraction for the Fund.
•	Nabors Industries, an oil and gas drilling contractor, was hurt by concerns that it would be unable to survive the broader downturn in the energy sector. We chose to eliminate the Fund’s position.
•	Banking giant Bank of America struggled early in the period as financials were hard hit by low lending rates. We sold the Fund’s position.
•	In the industrials sector, machinery company Colfax Corp., saw its medical device arm suffer from a cessation in non-essential medical procedures earlier in the period as focus was shifted to treating COVID-19 patients. We sold the Fund’s position in Colfax early in the period
•	Luckin Coffee, a China-based coffee and coffeehouse company, saw its convertibles lose more than 70% as the company was plagued by an accounting scandal for which its CEO was fired and the NASDAQ delisted its stock. We sold the position in Luckin Coffee in the second quarter of 2020.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Short positions (where the underlying asset is not owned) can create unlimited risk. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Convertible Securities Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2020 — February 28, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,248.30	1,019.03	6.17	5.54	1.12
Advisor Class	1,000.00	1,000.00	1,249.90	1,020.25	4.80	4.31	0.87
Class C	1,000.00	1,000.00	1,243.60	1,015.35	10.29	9.24	1.87
Institutional Class	1,000.00	1,000.00	1,249.60	1,020.25	4.80	4.31	0.87
Institutional 2 Class	1,000.00	1,000.00	1,250.30	1,020.55	4.47	4.01	0.81
Institutional 3 Class	1,000.00	1,000.00	1,250.50	1,020.74	4.25	3.82	0.77
Class R	1,000.00	1,000.00	1,246.60	1,017.80	7.55	6.78	1.37
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Convertible Securities Fund | Annual Report 2021	7

Portfolio of Investments
February 28, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 2.9%
Issuer	Shares	Value ($)
Energy 0.7%
Oil, Gas & Consumable Fuels 0.7%
Ascent Resources, Class B(a),(b),(c),(d)	10,248,729	2,295,715
Chesapeake Energy Corp.(b)	3,990	176,278
Pioneer Natural Resources Co.	110,000	16,342,700
Total		18,814,693
Total Energy		18,814,693
Information Technology 2.2%
Semiconductors & Semiconductor Equipment 1.8%
Broadcom, Inc.	100,000	46,987,000
Software 0.4%
NortonLifeLock, Inc.	600,000	11,706,000
Total Information Technology		58,693,000
Total Common Stocks (Cost $48,403,326)		77,507,693

Convertible Bonds(e) 81.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 2.0%
Air Canada(f)
07/01/2025	4.000%	10,500,000	16,327,500
Southwest Airlines Co.
05/01/2025	1.250%	23,000,000	38,668,750
Total			54,996,250
Automotive 3.2%
Tesla, Inc.
05/15/2024	2.000%	8,000,000	86,940,000
Cable and Satellite 2.7%
DISH Network Corp.
08/15/2026	3.375%	36,000,000	33,851,766
Liberty Broadband Corp.(f)
09/30/2050	2.750%	37,000,000	38,371,821
Total			72,223,587
Consumer Cyclical Services 7.8%
Alarm.com Holdings, Inc.(f),(g)
01/15/2026	0.000%	13,000,000	12,574,377
Etsy, Inc.
10/01/2026	0.125%	8,000,000	20,543,175
Convertible Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Farfetch Ltd.(f)
05/01/2027	3.750%	3,000,000	12,569,447
Fiverr International Ltd.(f),(g)
11/01/2025	0.000%	10,000,000	14,869,000
Lyft, Inc.(f)
05/15/2025	1.500%	16,500,000	26,698,573
Match Group FinanceCo 3, Inc.(f)
01/15/2030	2.000%	19,000,000	37,141,800
Peloton Interactive, Inc.(f),(g)
02/15/2026	0.000%	12,000,000	11,872,680
Uber Technologies, Inc.(f),(g)
12/15/2025	0.000%	12,000,000	12,576,708
Zillow Group, Inc.
05/15/2025	2.750%	24,500,000	61,640,793
Total			210,486,553
Consumer Products 1.2%
Callaway Golf Co.(f)
05/01/2026	2.750%	8,000,000	14,242,328
Winnebago Industries, Inc.
04/01/2025	1.500%	14,000,000	18,548,481
Total			32,790,809
Diversified Manufacturing 2.3%
Bloom Energy Corp.(f)
08/15/2025	2.500%	7,500,000	14,423,183
Enphase Energy, Inc.(f),(g),(h)
03/01/2026	0.000%	30,000,000	29,365,050
SolarEdge Technologies, Inc.(f),(g)
09/15/2025	0.000%	12,500,000	17,303,442
Total			61,091,675
Electric 0.7%
Sunrun, Inc.(f),(g)
02/01/2026	0.000%	20,000,000	19,538,000
Finance Companies 0.5%
LendingTree, Inc.
06/01/2022	0.625%	9,000,000	12,396,392
Food and Beverage 0.6%
Chefs’ Warehouse, Inc. (The)
12/01/2024	1.875%	12,000,000	12,660,437
Chefs’ Warehouse, Inc. (The)(f),(h)
12/01/2024	1.875%	2,000,000	2,047,480
Total			14,707,917
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Convertible Securities Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Convertible Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 7.0%
CONMED Corp.
02/01/2024	2.625%	10,000,000	14,947,426
DexCom, Inc.
12/01/2023	0.750%	8,000,000	19,586,589
Exact Sciences Corp.
03/01/2028	0.375%	30,000,000	39,993,909
Insulet Corp.
11/15/2024	1.375%	5,000,000	14,027,050
Invacare Corp.
11/15/2024	5.000%	2,857,000	2,688,838
NeoGenomics, Inc.
01/15/2028	0.250%	12,000,000	12,810,093
Novavax, Inc.
02/01/2023	3.750%	5,300,000	10,382,965
Repligen Corp.
07/15/2024	0.375%	6,500,000	12,483,097
Tandem Diabetes Care, Inc.(f)
05/01/2025	1.500%	11,000,000	13,087,807
Teladoc Health, Inc.(f)
06/01/2027	1.250%	38,000,000	49,146,700
Total			189,154,474
Home Construction 0.4%
SunPower Corp.
01/15/2023	4.000%	6,000,000	9,896,778
Independent Energy 0.5%
Chesapeake Energy Escrow(a),(d)
09/15/2026	0.000%	10,200,000	0
EQT CORP(f)
05/01/2026	1.750%	10,000,000	14,665,929
Total			14,665,929
Leisure 3.5%
NCL Corp., Ltd.(f)
08/01/2025	5.375%	24,000,000	44,608,008
Royal Caribbean Cruises Ltd(f)
06/15/2023	4.250%	32,500,000	49,324,663
Total			93,932,671
Life Insurance 0.2%
AXA SA(f)
05/15/2021	7.250%	5,000,000	6,441,950
Media and Entertainment 3.2%
Sea Ltd.(f)
12/01/2025	2.375%	5,000,000	13,432,340
Convertible Bonds(e) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Snap, Inc.(d)
08/01/2026	0.750%		18,000,000	52,740,000
Zynga, Inc.(f),(g)
12/15/2026	0.000%		18,000,000	20,861,046
Total				87,033,386
Metals and Mining 1.0%
Allegheny Technologies, Inc.(f)
06/15/2025	3.500%		9,000,000	13,712,996
Livent Corp.(f)
07/15/2025	4.125%		6,000,000	13,971,327
Total				27,684,323
Other Financial Institutions 0.5%
Repay Holdings Corp.(f),(g)
02/01/2026	0.000%		14,000,000	13,805,260
Other Industry 1.9%
Chegg, Inc.
03/15/2025	0.125%		13,000,000	25,413,787
K12, Inc.(f)
09/01/2027	1.125%		14,000,000	12,323,008
KBR, Inc.
11/01/2023	2.500%		10,000,000	13,615,573
Total				51,352,368
Other REIT 0.6%
Pebblebrook Hotel Trust
12/15/2026	1.750%		13,000,000	14,942,590
Pharmaceuticals 7.5%
Aerie Pharmaceuticals, Inc.
10/01/2024	1.500%		14,000,000	14,891,800
Apellis Pharmaceuticals, Inc.
09/15/2026	3.500%		8,000,000	12,284,252
BioMarin Pharmaceutical, Inc.(f)
05/15/2027	1.250%		17,000,000	17,339,111
Bridgebio Pharma, Inc.(f)
02/01/2029	2.250%		15,000,000	15,653,580
Canopy Growth Corp.(f)
07/15/2023	4.250%	CAD	13,000,000	12,066,832
Clovis Oncology, Inc.
05/01/2025	1.250%		21,000,000	16,091,250
Coherus Biosciences, Inc.(f)
04/15/2026	1.500%		10,000,000	11,355,056
Esperion Therapeutics, Inc.(f)
11/15/2025	4.000%		12,500,000	12,510,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
February 28, 2021
Convertible Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Halozyme Therapeutics, Inc.
12/01/2024	1.250%	6,500,000	12,766,361
Halozyme Therapeutics, Inc.(f),(h)
03/01/2027	0.250%	8,500,000	8,345,495
Insmed, Inc.
01/15/2025	1.750%	18,000,000	20,946,529
Intercept Pharmaceuticals, Inc.
07/01/2023	3.250%	15,000,000	12,597,754
05/15/2026	2.000%	8,000,000	5,214,639
Jazz Investments I Ltd.(f)
06/15/2026	2.000%	13,000,000	17,307,618
Radius Health, Inc.
09/01/2024	3.000%	12,000,000	11,109,598
Total			200,479,875
Refining 0.4%
Green Plains, Inc.(h)
03/15/2027	2.250%	11,000,000	11,804,100
Retailers 4.3%
American Eagle Outfitters, Inc.(f)
04/15/2025	3.750%	5,000,000	15,181,430
Burlington Stores, Inc.(f)
04/15/2025	2.250%	15,000,000	20,667,525
Dick’s Sporting Goods, Inc.(f)
04/15/2025	3.250%	6,000,000	13,052,635
Guess?, Inc.
04/15/2024	2.000%	12,000,000	14,407,500
Under Armour, Inc.(f)
06/01/2024	1.500%	7,500,000	14,572,445
Wayfair, Inc.
08/15/2026	1.000%	18,000,000	37,671,487
Total			115,553,022
Technology 27.5%
1Life Healthcare, Inc.(f)
06/15/2025	3.000%	10,500,000	14,035,023
2U, Inc.(f)
05/01/2025	2.250%	6,500,000	10,523,163
Akamai Technologies, Inc.
09/01/2027	0.375%	24,000,000	25,921,651
Atlassian, Inc.
05/01/2023	0.625%	5,000,000	14,516,845
Avaya Holdings Corp.
06/15/2023	2.250%	11,000,000	14,208,811
Bentley Systems, Inc.(f)
01/15/2026	0.125%	12,000,000	12,461,047
Convertible Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bill.com Holdings, Inc.(f),(g)
12/01/2025	0.000%	16,000,000	20,672,599
Box, Inc.(f),(g)
01/15/2026	0.000%	12,000,000	12,604,717
Coupa Software, Inc.(f)
06/15/2026	0.375%	34,000,000	47,420,467
Datadog, Inc.(f)
06/15/2025	0.125%	12,000,000	15,598,207
DocuSign, Inc.
09/15/2023	0.500%	3,500,000	11,061,234
Dropbox, Inc.(f),(g)
03/01/2028	0.000%	27,500,000	27,028,458
Envestnet, Inc.(f)
08/15/2025	0.750%	14,000,000	13,416,407
Everbridge, Inc.
12/15/2024	0.125%	10,000,000	15,192,087
LivePerson, Inc.(f),(g)
12/15/2026	0.000%	12,500,000	14,255,723
Lumentum Holdings, Inc.
12/15/2026	0.500%	17,000,000	20,339,438
Microchip Technology, Inc.
Junior Subordinated
02/15/2037	2.250%	16,500,000	37,991,062
MicroStrategy, Inc.(f)
12/15/2025	0.750%	12,000,000	24,826,286
MongoDB, Inc.
01/15/2026	0.250%	12,000,000	23,202,030
Nice Ltd.(f),(g)
09/15/2025	0.000%	13,000,000	14,219,576
Okta, Inc.(f)
06/15/2026	0.375%	25,000,000	32,702,950
Omnicell, Inc.(f)
09/15/2025	0.250%	8,500,000	11,990,654
ON Semiconductor Corp.
10/15/2023	1.625%	10,000,000	20,331,487
Palo Alto Networks, Inc.(f)
06/01/2025	0.375%	36,000,000	48,406,788
Parsons Corp.(f)
08/15/2025	0.250%	13,000,000	13,564,888
ServiceNow, Inc.(g)
06/01/2022	0.000%	3,000,000	11,919,706
Shift4 Payments, Inc.(f),(g)
12/15/2025	0.000%	15,000,000	18,357,000
Shopify, Inc.
11/01/2025	0.125%	10,000,000	12,706,250

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Convertible Securities Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Convertible Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Silicon Laboratories, Inc.(f)
06/15/2025	0.625%	12,000,000	17,302,864
SMART Global Holdings, Inc.
02/15/2026	2.250%	11,000,000	14,712,038
Splunk, Inc.(f)
06/15/2027	1.125%	37,000,000	36,811,818
Square, Inc.(f)
03/01/2025	0.125%	32,000,000	63,946,396
Tabula Rasa HealthCare, Inc.
Senior Subordinated
02/15/2026	1.750%	10,500,000	10,043,984
Teradyne, Inc.
12/15/2023	1.250%	3,000,000	12,181,875
Twilio, Inc.
06/01/2023	0.250%	4,500,000	24,842,556
Total			739,316,085
Wirelines 2.0%
RingCentral, Inc.(f),(g)
03/01/2025	0.000%	30,000,000	38,402,029
Vonage Holdings Corp.
06/01/2024	1.750%	13,000,000	14,724,738
Total			53,126,767
Total Convertible Bonds (Cost $1,574,173,766)			2,194,360,761

Convertible Preferred Stocks 15.6%
Issuer		Shares	Value ($)
Communication Services 1.0%
Diversified Telecommunication Services 1.0%
2020 Cash Mandatory Exchangeable Trust(f)	5.250%	24,000	26,194,482
Total Communication Services			26,194,482
Consumer Discretionary 1.4%
Auto Components 0.8%
Aptiv PLC	5.500%	125,000	21,359,500
Internet & Direct Marketing Retail 0.6%
2020 Mandatory Exchangeable Trust(f)	6.500%	7,500	16,902,948
Total Consumer Discretionary			38,262,448
Consumer Staples 0.4%
Household Products 0.4%
Energizer Holdings, Inc.	7.500%	130,000	11,482,097
Total Consumer Staples			11,482,097
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Financials 0.7%
Capital Markets 0.7%
KKR & Co., Inc.	6.000%	300,000	19,140,000
Total Financials			19,140,000
Health Care 4.1%
Health Care Equipment & Supplies 2.6%
Becton Dickinson and Co.	6.000%	375,000	19,800,000
Boston Scientific Corp.	5.500%	120,000	13,317,000
Danaher Corp.	4.750%	25,000	37,844,913
Total			70,961,913
Health Care Technology 0.3%
Change Healthcare, Inc.	6.000%	95,000	7,383,400
Life Sciences Tools & Services 0.7%
Avantor, Inc.	6.250%	215,000	18,703,280
Pharmaceuticals 0.5%
Elanco Animal Health, Inc.	5.000%	270,000	13,599,900
Total Health Care			110,648,493
Industrials 0.8%
Machinery 0.8%
Stanley Black & Decker, Inc.	5.250%	187,500	20,287,500
Total Industrials			20,287,500
Information Technology 1.5%
Electronic Equipment, Instruments & Components 0.8%
II-VI, Inc.	6.000%	60,000	20,708,239
IT Services 0.7%
Sabre Corp.	6.500%	100,000	18,490,000
Total Information Technology			39,198,239
Materials 0.5%
Chemicals 0.5%
International Flavors & Fragrances, Inc.	6.000%	290,000	14,096,908
Total Materials			14,096,908
Real Estate 0.4%
Equity Real Estate Investment Trusts (REITS) 0.4%
QTS Realty Trust, Inc.	6.500%	85,000	11,965,823
Total Real Estate			11,965,823

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
February 28, 2021
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Utilities 4.8%
Electric Utilities 3.4%
American Electric Power Co., Inc.	6.125%	400,000	18,500,000
NextEra Energy, Inc.	6.219%	1,250,000	61,000,000
PG&E Corp.	5.500%	100,000	10,475,000
Total			89,975,000
Multi-Utilities 1.0%
DTE Energy Co.	6.250%	600,000	27,540,000
Water Utilities 0.4%
Essential Utilities, Inc.	6.000%	200,000	10,908,000
Total Utilities			128,423,000
Total Convertible Preferred Stocks (Cost $368,363,933)			419,698,990

Warrants 0.0%
Issuer	Shares	Value ($)
Energy 0.0%
Oil, Gas & Consumable Fuels 0.0%
Chesapeake Energy Corp.(b)	7,528	131,364
Total Energy		131,364
Total Warrants (Cost $131,740)		131,364

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.086%(i),(j)	37,270,674	37,266,947
Total Money Market Funds (Cost $37,266,937)		37,266,947
Total Investments in Securities (Cost: $2,028,339,702)		2,728,965,755
Other Assets & Liabilities, Net		(36,513,350)
Net Assets		2,692,452,405

Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2021, the total value of these securities amounted to $2,295,715, which represents 0.09% of total net assets.
(b)	Non-income producing investment.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At February 28, 2021, the total market value of these securities amounted to $2,295,715, which represents 0.09% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Ascent Resources, Class B	02/20/2014—11/15/2016	10,248,729	358,011	2,295,715

(d)	Valuation based on significant unobservable inputs.
(e)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(f)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At February 28, 2021, the total value of these securities amounted to $1,254,998,640, which represents 46.61% of total net assets.
(g)	Zero coupon bond.
(h)	Represents a security purchased on a when-issued basis.
(i)	The rate shown is the seven-day current annualized yield at February 28, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Convertible Securities Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Notes to Portfolio of Investments  (continued)
(j)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.086%
	28,318,922	967,904,460	(958,953,843)	(2,592)	37,266,947	32,261	106,347	37,270,674
Currency Legend
CAD	Canada Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
February 28, 2021
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Energy	16,518,978	—	2,295,715	18,814,693
Information Technology	58,693,000	—	—	58,693,000
Total Common Stocks	75,211,978	—	2,295,715	77,507,693
Convertible Bonds	—	2,194,360,761	—	2,194,360,761
Convertible Preferred Stocks
Communication Services	—	26,194,482	—	26,194,482
Consumer Discretionary	—	38,262,448	—	38,262,448
Consumer Staples	—	11,482,097	—	11,482,097
Financials	—	19,140,000	—	19,140,000
Health Care	—	110,648,493	—	110,648,493
Industrials	—	20,287,500	—	20,287,500
Information Technology	—	39,198,239	—	39,198,239
Materials	—	14,096,908	—	14,096,908
Real Estate	—	11,965,823	—	11,965,823
Utilities	—	128,423,000	—	128,423,000
Total Convertible Preferred Stocks	—	419,698,990	—	419,698,990
Warrants
Energy	131,364	—	—	131,364
Total Warrants	131,364	—	—	131,364
Money Market Funds	37,266,947	—	—	37,266,947
Total Investments in Securities	112,610,289	2,614,059,751	2,295,715	2,728,965,755
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Convertible Securities Fund | Annual Report 2021

Statement of Assets and Liabilities
February 28, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,991,072,765)	$2,691,698,808
Affiliated issuers (cost $37,266,937)	37,266,947
Receivable for:
Investments sold	12,691,250
Capital shares sold	4,408,314
Dividends	1,884,040
Interest	4,505,608
Prepaid expenses	35,090
Total assets	2,752,490,057
Liabilities
Payable for:
Investments purchased	5,049,791
Investments purchased on a delayed delivery basis	49,425,035
Capital shares purchased	5,099,603
Management services fees	53,138
Distribution and/or service fees	6,703
Transfer agent fees	187,991
Compensation of board members	161,925
Compensation of chief compliance officer	17
Other expenses	53,449
Total liabilities	60,037,652
Net assets applicable to outstanding capital stock	$2,692,452,405
Represented by
Paid in capital	1,792,479,249
Total distributable earnings (loss)	899,973,156
Total - representing net assets applicable to outstanding capital stock	$2,692,452,405
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2021	15

Statement of Assets and Liabilities  (continued)
February 28, 2021
Class A
Net assets	$584,015,092
Shares outstanding	18,241,930
Net asset value per share	$32.01
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$33.96
Advisor Class
Net assets	$232,118,369
Shares outstanding	7,164,117
Net asset value per share	$32.40
Class C
Net assets	$100,101,039
Shares outstanding	3,139,887
Net asset value per share	$31.88
Institutional Class
Net assets	$1,401,885,566
Shares outstanding	43,701,055
Net asset value per share	$32.08
Institutional 2 Class
Net assets	$235,447,712
Shares outstanding	7,275,696
Net asset value per share	$32.36
Institutional 3 Class
Net assets	$136,746,540
Shares outstanding	4,187,129
Net asset value per share	$32.66
Class R
Net assets	$2,138,087
Shares outstanding	66,861
Net asset value per share	$31.98
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Convertible Securities Fund | Annual Report 2021

Statement of Operations
Year Ended February 28, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$20,759,943
Dividends — affiliated issuers	106,347
Interest	25,669,615
Interfund lending	243
Total income	46,536,148
Expenses:
Management services fees	14,178,875
Distribution and/or service fees
Class A	1,031,907
Class C	747,021
Class R	8,786
Transfer agent fees
Class A	432,498
Advisor Class	161,622
Class C	78,393
Institutional Class	1,006,798
Institutional 2 Class	97,042
Institutional 3 Class	10,139
Class R	1,846
Compensation of board members	58,190
Custodian fees	14,362
Printing and postage fees	87,664
Registration fees	172,022
Audit fees	29,500
Legal fees	25,026
Interest on interfund lending	327
Compensation of chief compliance officer	479
Other	83,320
Total expenses	18,225,817
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(8,924)
Fees waived by transfer agent
Institutional 2 Class	(23,165)
Institutional 3 Class	(6,476)
Expense reduction	(400)
Total net expenses	18,186,852
Net investment income	28,349,296
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	300,238,052
Investments — affiliated issuers	32,261
Foreign currency translations	11,849
Net realized gain	300,282,162
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	587,268,257
Investments — affiliated issuers	(2,592)
Foreign currency translations	156
Net change in unrealized appreciation (depreciation)	587,265,821
Net realized and unrealized gain	887,547,983
Net increase in net assets resulting from operations	$915,897,279
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2021	17

Statement of Changes in Net Assets
	Year Ended February 28, 2021	Year Ended February 29, 2020
Operations
Net investment income	$28,349,296	$25,225,416
Net realized gain	300,282,162	96,072,548
Net change in unrealized appreciation (depreciation)	587,265,821	28,214,650
Net increase in net assets resulting from operations	915,897,279	149,512,614
Distributions to shareholders
Net investment income and net realized gains
Class A	(38,032,859)	(19,462,475)
Advisor Class	(13,691,173)	(4,865,869)
Class C	(6,282,964)	(3,070,845)
Institutional Class	(89,500,632)	(42,810,874)
Institutional 2 Class	(15,028,718)	(6,918,147)
Institutional 3 Class	(11,719,287)	(7,115,129)
Class R	(148,888)	(122,603)
Total distributions to shareholders	(174,404,521)	(84,365,942)
Increase in net assets from capital stock activity	520,485,072	256,745,390
Total increase in net assets	1,261,977,830	321,892,062
Net assets at beginning of year	1,430,474,575	1,108,582,513
Net assets at end of year	$2,692,452,405	$1,430,474,575
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Convertible Securities Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2021		February 29, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	6,543,092	173,145,914	4,360,574	94,935,324
Distributions reinvested	1,082,242	28,390,322	638,016	13,768,058
Redemptions	(3,750,317)	(94,419,226)	(4,307,203)	(93,362,623)
Net increase	3,875,017	107,117,010	691,387	15,340,759
Advisor Class
Subscriptions	6,386,815	165,750,916	3,314,559	73,339,965
Distributions reinvested	516,718	13,673,496	222,512	4,854,911
Redemptions	(3,990,143)	(105,096,614)	(1,722,208)	(37,901,225)
Net increase	2,913,390	74,327,798	1,814,863	40,293,651
Class C
Subscriptions	872,680	23,594,239	1,070,570	23,306,724
Distributions reinvested	212,100	5,561,428	123,128	2,653,398
Redemptions	(777,420)	(20,202,251)	(474,408)	(10,254,412)
Net increase	307,360	8,953,416	719,290	15,705,710
Institutional Class
Subscriptions	22,020,514	567,098,429	13,888,726	303,951,549
Distributions reinvested	2,774,980	72,707,106	1,535,050	33,176,052
Redemptions	(14,229,664)	(342,844,211)	(8,252,510)	(179,691,428)
Net increase	10,565,830	296,961,324	7,171,266	157,436,173
Institutional 2 Class
Subscriptions	5,669,172	137,402,149	5,014,833	109,175,210
Distributions reinvested	541,539	14,289,446	318,069	6,915,549
Redemptions	(3,068,757)	(78,794,981)	(5,005,134)	(110,303,792)
Net increase	3,141,954	72,896,614	327,768	5,786,967
Institutional 3 Class
Subscriptions	1,211,550	33,087,799	1,833,426	40,855,531
Distributions reinvested	454,489	11,715,180	324,002	7,114,937
Redemptions	(3,182,103)	(84,192,126)	(1,159,672)	(25,218,350)
Net increase (decrease)	(1,516,064)	(39,389,147)	997,756	22,752,118
Class R
Subscriptions	33,070	829,134	42,464	932,277
Distributions reinvested	4,052	105,544	2,063	44,526
Redemptions	(56,385)	(1,316,621)	(70,252)	(1,546,791)
Net decrease	(19,263)	(381,943)	(25,725)	(569,988)
Total net increase	19,268,224	520,485,072	11,696,605	256,745,390
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2021	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2021	$22.09	0.34	11.92	12.26	(0.44)	(1.90)	(2.34)
Year Ended 2/29/2020	$20.92	0.39	2.18	2.57	(0.50)	(0.90)	(1.40)
Year Ended 2/28/2019	$20.41	0.39	1.11	1.50	(0.40)	(0.59)	(0.99)
Year Ended 2/28/2018	$18.64	0.43	1.89	2.32	(0.55)	—	(0.55)
Year Ended 2/28/2017	$15.07	0.47	3.52	3.99	(0.42)	—	(0.42)
Advisor Class
Year Ended 2/28/2021	$22.34	0.41	12.06	12.47	(0.51)	(1.90)	(2.41)
Year Ended 2/29/2020	$21.14	0.45	2.20	2.65	(0.55)	(0.90)	(1.45)
Year Ended 2/28/2019	$20.61	0.44	1.13	1.57	(0.45)	(0.59)	(1.04)
Year Ended 2/28/2018	$18.82	0.48	1.90	2.38	(0.59)	—	(0.59)
Year Ended 2/28/2017	$15.21	0.50	3.57	4.07	(0.46)	—	(0.46)
Class C
Year Ended 2/28/2021	$22.00	0.15	11.89	12.04	(0.26)	(1.90)	(2.16)
Year Ended 2/29/2020	$20.84	0.23	2.17	2.40	(0.34)	(0.90)	(1.24)
Year Ended 2/28/2019	$20.33	0.23	1.12	1.35	(0.25)	(0.59)	(0.84)
Year Ended 2/28/2018	$18.57	0.29	1.87	2.16	(0.40)	—	(0.40)
Year Ended 2/28/2017	$15.02	0.34	3.50	3.84	(0.29)	—	(0.29)
Institutional Class
Year Ended 2/28/2021	$22.13	0.41	11.95	12.36	(0.51)	(1.90)	(2.41)
Year Ended 2/29/2020	$20.96	0.45	2.17	2.62	(0.55)	(0.90)	(1.45)
Year Ended 2/28/2019	$20.44	0.44	1.12	1.56	(0.45)	(0.59)	(1.04)
Year Ended 2/28/2018	$18.67	0.48	1.88	2.36	(0.59)	—	(0.59)
Year Ended 2/28/2017	$15.10	0.51	3.52	4.03	(0.46)	—	(0.46)
Institutional 2 Class
Year Ended 2/28/2021	$22.31	0.43	12.04	12.47	(0.52)	(1.90)	(2.42)
Year Ended 2/29/2020	$21.12	0.47	2.18	2.65	(0.56)	(0.90)	(1.46)
Year Ended 2/28/2019	$20.59	0.45	1.14	1.59	(0.47)	(0.59)	(1.06)
Year Ended 2/28/2018	$18.80	0.50	1.90	2.40	(0.61)	—	(0.61)
Year Ended 2/28/2017	$15.20	0.52	3.55	4.07	(0.47)	—	(0.47)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Convertible Securities Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2021	$32.01	58.37%	1.12%(c)	1.12%(c),(d)	1.32%	98%	$584,015
Year Ended 2/29/2020	$22.09	12.55%	1.17%(c)	1.12%(c),(d)	1.81%	74%	$317,365
Year Ended 2/28/2019	$20.92	7.70%	1.20%(c)	1.13%(c),(d)	1.88%	60%	$286,075
Year Ended 2/28/2018	$20.41	12.65%	1.22%	1.12%(d)	2.21%	67%	$248,052
Year Ended 2/28/2017	$18.64	26.68%	1.25%	1.13%(d)	2.73%	72%	$289,232
Advisor Class
Year Ended 2/28/2021	$32.40	58.75%	0.88%(c)	0.88%(c),(d)	1.55%	98%	$232,118
Year Ended 2/29/2020	$22.34	12.84%	0.92%(c)	0.87%(c),(d)	2.06%	74%	$94,945
Year Ended 2/28/2019	$21.14	7.99%	0.95%(c)	0.88%(c),(d)	2.15%	60%	$51,487
Year Ended 2/28/2018	$20.61	12.91%	0.97%	0.87%(d)	2.43%	67%	$18,432
Year Ended 2/28/2017	$18.82	27.00%	1.00%	0.88%(d)	2.95%	72%	$11,789
Class C
Year Ended 2/28/2021	$31.88	57.20%	1.87%(c)	1.87%(c),(d)	0.59%	98%	$100,101
Year Ended 2/29/2020	$22.00	11.71%	1.92%(c)	1.87%(c),(d)	1.06%	74%	$62,313
Year Ended 2/28/2019	$20.84	6.92%	1.95%(c)	1.88%(c),(d)	1.14%	60%	$44,035
Year Ended 2/28/2018	$20.33	11.80%	1.97%	1.87%(d)	1.47%	67%	$40,419
Year Ended 2/28/2017	$18.57	25.70%	2.00%	1.88%(d)	1.98%	72%	$42,161
Institutional Class
Year Ended 2/28/2021	$32.08	58.81%	0.88%(c)	0.88%(c),(d)	1.57%	98%	$1,401,886
Year Ended 2/29/2020	$22.13	12.81%	0.92%(c)	0.87%(c),(d)	2.06%	74%	$733,400
Year Ended 2/28/2019	$20.96	8.00%	0.95%(c)	0.88%(c),(d)	2.13%	60%	$544,140
Year Ended 2/28/2018	$20.44	12.91%	0.97%	0.87%(d)	2.49%	67%	$393,240
Year Ended 2/28/2017	$18.67	26.94%	1.00%	0.88%(d)	2.97%	72%	$229,113
Institutional 2 Class
Year Ended 2/28/2021	$32.36	58.89%	0.83%(c)	0.81%(c)	1.62%	98%	$235,448
Year Ended 2/29/2020	$22.31	12.88%	0.87%(c)	0.81%(c)	2.13%	74%	$92,233
Year Ended 2/28/2019	$21.12	8.07%	0.89%(c)	0.81%(c)	2.19%	60%	$80,367
Year Ended 2/28/2018	$20.59	13.02%	0.90%	0.80%	2.54%	67%	$49,709
Year Ended 2/28/2017	$18.80	27.08%	0.90%	0.79%	3.02%	72%	$65,291
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2021	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2021	$22.50	0.45	12.14	12.59	(0.53)	(1.90)	(2.43)
Year Ended 2/29/2020	$21.28	0.48	2.21	2.69	(0.57)	(0.90)	(1.47)
Year Ended 2/28/2019	$20.74	0.47	1.14	1.61	(0.48)	(0.59)	(1.07)
Year Ended 2/28/2018	$18.94	0.51	1.91	2.42	(0.62)	—	(0.62)
Year Ended 2/28/2017	$15.31	0.53	3.58	4.11	(0.48)	—	(0.48)
Class R
Year Ended 2/28/2021	$22.06	0.29	11.91	12.20	(0.38)	(1.90)	(2.28)
Year Ended 2/29/2020	$20.90	0.34	2.16	2.50	(0.44)	(0.90)	(1.34)
Year Ended 2/28/2019	$20.39	0.33	1.12	1.45	(0.35)	(0.59)	(0.94)
Year Ended 2/28/2018	$18.62	0.38	1.89	2.27	(0.50)	—	(0.50)
Year Ended 2/28/2017	$15.06	0.42	3.51	3.93	(0.37)	—	(0.37)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Convertible Securities Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2021	$32.66	58.95%	0.78%(c)	0.77%(c)	1.74%	98%	$136,747
Year Ended 2/29/2020	$22.50	12.97%	0.82%(c)	0.77%(c)	2.17%	74%	$128,319
Year Ended 2/28/2019	$21.28	8.11%	0.84%(c)	0.76%(c)	2.25%	60%	$100,142
Year Ended 2/28/2018	$20.74	13.03%	0.85%	0.75%	2.58%	67%	$90,655
Year Ended 2/28/2017	$18.94	27.14%	0.85%	0.74%	3.06%	72%	$1,269
Class R
Year Ended 2/28/2021	$31.98	58.04%	1.37%(c)	1.37%(c),(d)	1.13%	98%	$2,138
Year Ended 2/29/2020	$22.06	12.23%	1.42%(c)	1.37%(c),(d)	1.56%	74%	$1,900
Year Ended 2/28/2019	$20.90	7.44%	1.45%(c)	1.38%(c),(d)	1.63%	60%	$2,337
Year Ended 2/28/2018	$20.39	12.38%	1.47%	1.37%(d)	1.97%	67%	$3,031
Year Ended 2/28/2017	$18.62	26.32%	1.50%	1.38%(d)	2.44%	72%	$3,240
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Convertible Securities Fund | Annual Report 2021	23

Notes to Financial Statements
February 28, 2021
Note 1. Organization
Columbia Convertible Securities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the
24	Columbia Convertible Securities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
Columbia Convertible Securities Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
February 28, 2021
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
26	Columbia Convertible Securities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2021 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective July 1, 2020 through June 30, 2021, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.04% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
Columbia Convertible Securities Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
February 28, 2021
For the year ended February 28, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.04
Institutional 3 Class	0.00
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2021, these minimum account balance fees reduced total expenses of the Fund by $400.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 28, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	910,193
Class C	—	1.00(b)	6,659

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
28	Columbia Convertible Securities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through June 30, 2021
Class A	1.13%
Advisor Class	0.88
Class C	1.88
Institutional Class	0.88
Institutional 2 Class	0.81
Institutional 3 Class	0.77
Class R	1.38
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective July 1, 2020 through June 30, 2021, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments, principal and/or interest of fixed income securities, foreign currency transactions, deemed distributions and amortization/accretion on certain convertible securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
8,136,986	(8,136,986)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Convertible Securities Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
February 28, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2021			Year Ended February 29, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
79,779,025	94,625,496	174,404,521	48,258,619	36,107,323	84,365,942
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
60,873,053	136,699,675	—	702,558,153
At February 28, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,026,407,602	718,996,826	(16,438,673)	702,558,153
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,256,551,788 and $1,857,088,529, respectively, for the year ended February 28, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
30	Columbia Convertible Securities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	4,025,000	0.73	4
Lender	1,628,571	0.70	7
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended February 28, 2021.
Note 9. Significant risks
Convertible securities risk
Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance
Columbia Convertible Securities Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
February 28, 2021
and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
32	Columbia Convertible Securities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Shareholder concentration risk
At February 28, 2021, two unaffiliated shareholders of record owned 26.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 22.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Convertible Securities Fund | Annual Report 2021	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Convertible Securities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Convertible Securities Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Convertible Securities Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
10.54%	10.56%	1.13%	$223,461,173
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	172	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Convertible Securities Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	172	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	172	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	170	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	170	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	170	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
36	Columbia Convertible Securities Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	172	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	172	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	170	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	170
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	170	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Convertible Securities Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	172	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	172	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	172	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
38	Columbia Convertible Securities Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	170	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	172	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST I, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	172	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Convertible Securities Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
40	Columbia Convertible Securities Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	1,166,986,012	16,252,243	0
Kathleen Blatz	1,167,818,192	15,420,063	0
Pamela G. Carlton	1,167,761,255	15,477,001	0
Janet Langford Carrig	1,169,443,247	13,795,008	0
J. Kevin Connaughton	1,168,554,731	14,683,525	0
Olive M. Darragh	1,169,004,224	14,234,032	0
Patricia M. Flynn	1,168,110,224	15,128,031	0
Brian J. Gallagher	1,166,931,187	16,307,068	0
Douglas A. Hacker	1,168,253,721	14,984,535	0
Nancy T. Lukitsh	1,169,128,202	14,110,053	0
David M. Moffett	1,167,387,510	15,850,745	0
Catherine James Paglia	1,167,159,143	16,079,112	0
Anthony M. Santomero	1,166,760,857	16,477,398	0
Minor M. Shaw	1,165,931,084	17,307,171	0
Natalie A. Trunow	1,168,907,601	14,330,655	0
Sandra Yeager	1,167,549,796	15,688,459	0
Christopher O. Petersen	1,167,593,463	15,644,793	0
Columbia Convertible Securities Fund | Annual Report 2021	41

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Columbia Convertible Securities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN134_02_L01_(04/21)

Annual Report
February 28, 2021
Columbia Select Large Cap Equity Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Large Cap Equity Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Large Cap Equity Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2014
Tiffany Wade
Co-Portfolio Manager
Managed Fund since 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/02/99	30.70	16.39	12.82
	Including sales charges		23.16	15.02	12.15
Advisor Class*		07/05/17	30.96	16.65	13.08
Class C	Excluding sales charges	08/02/99	29.82	15.53	11.97
	Including sales charges		28.82	15.53	11.97
Institutional Class		10/02/98	31.04	16.67	13.09
Institutional 2 Class*		11/08/12	31.20	16.77	13.18
Institutional 3 Class*		03/01/17	31.26	16.80	13.15
S&P 500 Index			31.29	16.82	13.43
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Select Large Cap Equity Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2011 — February 28, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2021)
Common Stocks	97.6
Money Market Funds	2.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2021)
Communication Services	9.8
Consumer Discretionary	13.1
Consumer Staples	4.8
Energy	2.6
Financials	11.1
Health Care	13.6
Industrials	10.6
Information Technology	28.6
Real Estate	2.6
Utilities	3.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Large Cap Equity Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2021, the Fund’s Class A shares returned 30.70% excluding sales charges. The Fund slightly underperformed its benchmark, the S&P 500 Index, which returned 31.29% during the same time period.
Market overview
U.S. equities finished the 12 months ended February 28, 2021 with a robust gain, although the journey was anything but smooth. Markets plunged at the start of the period amid mounting concerns about the impact of the COVID-19 pandemic on the economy. Policymakers reacted quickly and with measures of unprecedented scope, highlighted in March by the U.S. Federal Reserve slashing short-term interest rates to zero and Congress passing a $2 trillion stimulus package. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus.
While the growth style outperformed value for the overall 12-month period, largely reflecting outsize gains in mega-cap technology stocks, this trend reversed in the second half of the year with value stocks outperforming growth stocks by a wide margin. Smaller cap stocks outperformed larger cap stocks. Within the benchmark, performance was led by the information technology, consumer discretionary and materials sectors, while utilities, real estate and energy were the biggest laggards.
The Fund’s notable contributors during the period
•	Stock selection within the industrials, consumer discretionary, and information technology sectors contributed to relative performance results.
•	Individual selections that contributed to Fund performance during the period included railroad Norfolk Southern Corporation, internet retailing giant Amazon.com, Inc., multi-line retailer Target Corp, and semiconductor equipment companies Applied Materials, Inc. and Broadcom, Inc.
The Fund’s notable detractors during the period
•	Stock selection within the financials sector and, to a lesser degree, the utilities sector weighed most heavily on returns versus the benchmark.
•	The biggest individual detractors included insurer Lincoln National Corp., financials company JPMorgan Chase & Co. and utility companies FirstEnergy Corp. and Ameren Corp. We sold the Fund’s position in Lincoln National and FirstEnergy early in the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in a limited number of companies or sectors subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Select Large Cap Equity Fund | Annual Report 2021	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2020 — February 28, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,092.40	1,020.65	4.05	3.91	0.79
Advisor Class	1,000.00	1,000.00	1,093.10	1,021.87	2.77	2.68	0.54
Class C	1,000.00	1,000.00	1,088.40	1,016.97	7.89	7.62	1.54
Institutional Class	1,000.00	1,000.00	1,093.30	1,021.87	2.77	2.68	0.54
Institutional 2 Class	1,000.00	1,000.00	1,093.80	1,022.26	2.36	2.28	0.46
Institutional 3 Class	1,000.00	1,000.00	1,094.60	1,022.51	2.11	2.03	0.41
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Select Large Cap Equity Fund | Annual Report 2021

Portfolio of Investments
February 28, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.5%
Issuer	Shares	Value ($)
Communication Services 9.5%
Entertainment 1.1%
Electronic Arts, Inc.	102,219	13,694,280
Interactive Media & Services 5.3%
Alphabet, Inc., Class C(a)	31,812	64,796,590
Media 1.9%
Comcast Corp., Class A	435,967	22,984,180
Wireless Telecommunication Services 1.2%
T-Mobile USA, Inc.(a)	121,963	14,631,901
Total Communication Services		116,106,951
Consumer Discretionary 12.8%
Automobiles 1.9%
General Motors Co.	294,465	15,114,889
Tesla Motors, Inc.(a)	12,706	8,582,903
Total		23,697,792
Internet & Direct Marketing Retail 5.2%
Amazon.com, Inc.(a)	20,525	63,482,388
Multiline Retail 2.5%
Dollar Tree, Inc.(a)	129,527	12,719,551
Target Corp.	95,595	17,535,947
Total		30,255,498
Specialty Retail 3.2%
Home Depot, Inc. (The)	86,915	22,453,621
TJX Companies, Inc. (The)	247,175	16,311,078
Total		38,764,699
Total Consumer Discretionary		156,200,377
Consumer Staples 4.6%
Food Products 1.2%
Mondelez International, Inc., Class A	283,778	15,085,639
Household Products 2.0%
Procter & Gamble Co. (The)	197,799	24,434,110
Tobacco 1.4%
Philip Morris International, Inc.	204,749	17,203,011
Total Consumer Staples		56,722,760
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 2.6%
Oil, Gas & Consumable Fuels 2.6%
Chevron Corp.	213,245	21,324,500
EOG Resources, Inc.	154,084	9,947,663
Total		31,272,163
Total Energy		31,272,163
Financials 10.8%
Banks 4.6%
Bank of America Corp.	721,123	25,030,179
Citigroup, Inc.	288,512	19,007,171
Popular, Inc.	170,289	11,378,711
Total		55,416,061
Capital Markets 5.0%
Bank of New York Mellon Corp. (The)	359,980	15,176,757
BlackRock, Inc.	23,520	16,334,640
Intercontinental Exchange, Inc.	145,616	16,062,901
State Street Corp.	191,058	13,903,291
Total		61,477,589
Insurance 1.2%
Allstate Corp. (The)	140,164	14,941,482
Total Financials		131,835,132
Health Care 13.3%
Biotechnology 2.7%
AbbVie, Inc.	194,547	20,960,494
BioMarin Pharmaceutical, Inc.(a)	69,817	5,405,930
Exact Sciences Corp.(a)	45,100	6,139,012
Total		32,505,436
Health Care Equipment & Supplies 1.6%
Medtronic PLC	167,832	19,631,309
Health Care Providers & Services 2.2%
Centene Corp.(a)	188,950	11,061,133
Cigna Corp.	75,472	15,841,573
Total		26,902,706
Life Sciences Tools & Services 1.2%
IQVIA Holdings, Inc.(a)	79,208	15,270,510
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2021	7

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 5.6%
Bristol-Myers Squibb Co.	197,305	12,100,716
Eli Lilly and Co.	97,093	19,893,385
Horizon Therapeutics PLC(a)	79,365	7,215,072
Johnson & Johnson	180,749	28,641,486
Total		67,850,659
Total Health Care		162,160,620
Industrials 10.3%
Aerospace & Defense 1.0%
Howmet Aerospace, Inc.(a)	451,876	12,702,234
Air Freight & Logistics 1.3%
United Parcel Service, Inc., Class B	101,325	15,992,125
Airlines 1.0%
Southwest Airlines Co.	212,846	12,372,738
Building Products 2.2%
Masco Corp.	233,983	12,452,575
Trane Technologies PLC	95,839	14,686,369
Total		27,138,944
Machinery 0.9%
AGCO Corp.	83,421	10,801,351
Road & Rail 3.9%
Lyft, Inc., Class A(a)	241,033	13,425,538
Norfolk Southern Corp.	62,622	15,784,501
Union Pacific Corp.	86,878	17,893,393
Total		47,103,432
Total Industrials		126,110,824
Information Technology 27.9%
Communications Equipment 1.8%
Cisco Systems, Inc.	499,238	22,400,809
Electronic Equipment, Instruments & Components 1.3%
TE Connectivity Ltd.	121,561	15,806,577
IT Services 4.9%
Fidelity National Information Services, Inc.	125,742	17,352,396
Fiserv, Inc.(a)	143,802	16,590,436
MasterCard, Inc., Class A	73,895	26,147,746
Total		60,090,578
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 6.1%
Applied Materials, Inc.	156,208	18,462,224
Broadcom, Inc.	45,284	21,277,593
NVIDIA Corp.	36,416	19,977,089
NXP Semiconductors NV	77,138	14,081,542
Total		73,798,448
Software 9.7%
Adobe, Inc.(a)	46,091	21,186,650
Intuit, Inc.	44,021	17,174,353
Microsoft Corp.	345,943	80,390,234
Total		118,751,237
Technology Hardware, Storage & Peripherals 4.1%
Apple, Inc.(b)	411,579	49,908,070
Total Information Technology		340,755,719
Real Estate 2.6%
Equity Real Estate Investment Trusts (REITS) 2.6%
American Tower Corp.	73,791	15,948,449
Prologis, Inc.	154,687	15,324,841
Total		31,273,290
Total Real Estate		31,273,290
Utilities 3.1%
Electric Utilities 1.1%
Duke Energy Corp.	161,150	13,792,829
Multi-Utilities 2.0%
Ameren Corp.	176,190	12,380,871
DTE Energy Co.	105,297	12,395,563
Total		24,776,434
Total Utilities		38,569,263
Total Common Stocks (Cost $854,358,184)		1,191,007,099

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Equity Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.086%(c),(d)	28,709,776	28,706,905
Total Money Market Funds (Cost $28,706,654)		28,706,905
Total Investments in Securities (Cost: $883,064,838)		1,219,714,004
Other Assets & Liabilities, Net		1,376,138
Net Assets		1,221,090,142
At February 28, 2021, securities and/or cash totaling $2,594,964 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	145	03/2021	USD	27,616,700	—	(487,122)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at February 28, 2021.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.086%
	6,034,636	489,160,183	(466,487,582)	(332)	28,706,905	2,072	43,177	28,709,776
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
February 28, 2021
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	116,106,951	—	—	116,106,951
Consumer Discretionary	156,200,377	—	—	156,200,377
Consumer Staples	56,722,760	—	—	56,722,760
Energy	31,272,163	—	—	31,272,163
Financials	131,835,132	—	—	131,835,132
Health Care	162,160,620	—	—	162,160,620
Industrials	126,110,824	—	—	126,110,824
Information Technology	340,755,719	—	—	340,755,719
Real Estate	31,273,290	—	—	31,273,290
Utilities	38,569,263	—	—	38,569,263
Total Common Stocks	1,191,007,099	—	—	1,191,007,099
Money Market Funds	28,706,905	—	—	28,706,905
Total Investments in Securities	1,219,714,004	—	—	1,219,714,004
Investments in Derivatives
Liability
Futures Contracts	(487,122)	—	—	(487,122)
Total	1,219,226,882	—	—	1,219,226,882
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Equity Fund | Annual Report 2021

Statement of Assets and Liabilities
February 28, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $854,358,184)	$1,191,007,099
Affiliated issuers (cost $28,706,654)	28,706,905
Receivable for:
Capital shares sold	300,876
Dividends	1,670,475
Expense reimbursement due from Investment Manager	11,917
Prepaid expenses	22,008
Total assets	1,221,719,280
Liabilities
Payable for:
Capital shares purchased	224,029
Variation margin for futures contracts	136,300
Management services fees	24,559
Distribution and/or service fees	1,698
Transfer agent fees	47,349
Compensation of board members	163,906
Compensation of chief compliance officer	8
Other expenses	31,289
Total liabilities	629,138
Net assets applicable to outstanding capital stock	$1,221,090,142
Represented by
Paid in capital	846,719,175
Total distributable earnings (loss)	374,370,967
Total - representing net assets applicable to outstanding capital stock	$1,221,090,142
Class A
Net assets	$216,047,153
Shares outstanding	12,501,474
Net asset value per share	$17.28
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$18.33
Advisor Class
Net assets	$1,677,542
Shares outstanding	98,423
Net asset value per share	$17.04
Class C
Net assets	$7,702,969
Shares outstanding	494,493
Net asset value per share	$15.58
Institutional Class
Net assets	$169,475,822
Shares outstanding	9,893,733
Net asset value per share	$17.13
Institutional 2 Class
Net assets	$102,131,409
Shares outstanding	5,759,256
Net asset value per share	$17.73
Institutional 3 Class
Net assets	$724,055,247
Shares outstanding	42,983,185
Net asset value per share	$16.85
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2021	11

Statement of Operations
Year Ended February 28, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$14,888,556
Dividends — affiliated issuers	43,177
Interfund lending	150
Foreign taxes withheld	(41,214)
Total income	14,890,669
Expenses:
Management services fees	6,482,430
Distribution and/or service fees
Class A	461,794
Class C	70,180
Transfer agent fees
Class A	258,660
Advisor Class	1,840
Class C	9,834
Institutional Class	199,921
Institutional 2 Class	30,717
Institutional 3 Class	33,486
Compensation of board members	45,484
Custodian fees	14,087
Printing and postage fees	28,850
Registration fees	101,819
Audit fees	29,500
Legal fees	16,445
Interest on collateral	333
Compensation of chief compliance officer	217
Other	30,880
Total expenses	7,816,477
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,242,272)
Expense reduction	(966)
Total net expenses	4,573,239
Net investment income	10,317,430
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	64,783,603
Investments — affiliated issuers	2,072
Futures contracts	1,938,305
Net realized gain	66,723,980
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	166,840,008
Investments — affiliated issuers	(332)
Futures contracts	(25,505)
Net change in unrealized appreciation (depreciation)	166,814,171
Net realized and unrealized gain	233,538,151
Net increase in net assets resulting from operations	$243,855,581
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Equity Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended February 28, 2021	Year Ended February 29, 2020
Operations
Net investment income	$10,317,430	$13,439,679
Net realized gain	66,723,980	33,948,506
Net change in unrealized appreciation (depreciation)	166,814,171	6,853,711
Net increase in net assets resulting from operations	243,855,581	54,241,896
Distributions to shareholders
Net investment income and net realized gains
Class A	(13,886,746)	(8,128,738)
Advisor Class	(98,725)	(211,295)
Class C	(537,915)	(331,874)
Institutional Class	(11,261,374)	(8,874,648)
Institutional 2 Class	(5,423,544)	(1,276,966)
Institutional 3 Class	(34,366,164)	(20,084,460)
Total distributions to shareholders	(65,574,468)	(38,907,981)
Increase (decrease) in net assets from capital stock activity	365,045,971	(18,482,795)
Total increase (decrease) in net assets	543,327,084	(3,148,880)
Net assets at beginning of year	677,763,058	680,911,938
Net assets at end of year	$1,221,090,142	$677,763,058
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2021	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2021		February 29, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,634,765	39,435,220	1,117,225	16,161,538
Distributions reinvested	322,834	5,048,030	193,648	2,772,344
Redemptions	(1,408,709)	(21,385,270)	(1,231,202)	(18,070,781)
Net increase	1,548,890	23,097,980	79,671	863,101
Advisor Class
Subscriptions	87,383	1,328,743	103,618	1,483,868
Distributions reinvested	6,288	98,506	14,912	211,152
Redemptions	(229,948)	(3,191,942)	(111,845)	(1,662,976)
Net increase (decrease)	(136,277)	(1,764,693)	6,685	32,044
Class C
Subscriptions	133,822	1,686,630	96,991	1,277,788
Distributions reinvested	33,333	469,014	22,225	288,516
Redemptions	(140,027)	(1,887,046)	(262,590)	(3,453,111)
Net increase (decrease)	27,128	268,598	(143,374)	(1,886,807)
Institutional Class
Subscriptions	1,941,261	29,312,136	1,617,438	22,932,594
Distributions reinvested	665,332	10,341,642	449,621	6,390,254
Redemptions	(1,624,633)	(24,722,844)	(4,574,789)	(68,579,665)
Net increase (decrease)	981,960	14,930,934	(2,507,730)	(39,256,817)
Institutional 2 Class
Subscriptions	6,299,742	104,004,042	505,441	7,507,267
Distributions reinvested	327,061	5,423,544	87,065	1,276,817
Redemptions	(2,425,693)	(40,064,935)	(399,153)	(5,986,153)
Net increase	4,201,110	69,362,651	193,353	2,797,931
Institutional 3 Class
Subscriptions	20,553,142	316,958,657	4,413,726	64,981,120
Distributions reinvested	1,835,143	27,989,030	1,241,280	17,368,334
Redemptions	(5,667,507)	(85,797,186)	(4,384,530)	(63,381,701)
Net increase	16,720,778	259,150,501	1,270,476	18,967,753
Total net increase (decrease)	23,343,589	365,045,971	(1,100,919)	(18,482,795)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Equity Fund | Annual Report 2021

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Columbia Select Large Cap Equity Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2021	$14.22	0.14	4.08	4.22	(0.21)	(0.95)	(1.16)
Year Ended 2/29/2020	$13.95	0.24	0.77	1.01	(0.12)	(0.62)	(0.74)
Year Ended 2/28/2019	$14.82	0.16	0.33	0.49	(0.14)	(1.22)	(1.36)
Year Ended 2/28/2018	$13.16	0.09	2.36	2.45	(0.08)	(0.71)	(0.79)
Year Ended 2/28/2017	$10.85	0.12	2.43	2.55	(0.12)	(0.12)	(0.24)
Advisor Class
Year Ended 2/28/2021	$14.04	0.18	4.02	4.20	(0.25)	(0.95)	(1.20)
Year Ended 2/29/2020	$13.78	0.26	0.78	1.04	(0.16)	(0.62)	(0.78)
Year Ended 2/28/2019	$14.66	0.20	0.33	0.53	(0.19)	(1.22)	(1.41)
Year Ended 2/28/2018(e)	$13.61	0.11	1.63	1.74	(0.10)	(0.59)	(0.69)
Class C
Year Ended 2/28/2021	$12.92	0.03	3.69	3.72	(0.11)	(0.95)	(1.06)
Year Ended 2/29/2020	$12.74	0.11	0.71	0.82	(0.02)	(0.62)	(0.64)
Year Ended 2/28/2019	$13.64	0.05	0.31	0.36	(0.04)	(1.22)	(1.26)
Year Ended 2/28/2018	$12.18	(0.02)	2.19	2.17	—	(0.71)	(0.71)
Year Ended 2/28/2017	$10.07	0.03	2.24	2.27	(0.04)	(0.12)	(0.16)
Institutional Class
Year Ended 2/28/2021	$14.10	0.18	4.05	4.23	(0.25)	(0.95)	(1.20)
Year Ended 2/29/2020	$13.84	0.26	0.78	1.04	(0.16)	(0.62)	(0.78)
Year Ended 2/28/2019	$14.71	0.19	0.34	0.53	(0.18)	(1.22)	(1.40)
Year Ended 2/28/2018	$13.06	0.12	2.35	2.47	(0.11)	(0.71)	(0.82)
Year Ended 2/28/2017	$10.78	0.15	2.40	2.55	(0.15)	(0.12)	(0.27)
Institutional 2 Class
Year Ended 2/28/2021	$14.55	0.21	4.18	4.39	(0.26)	(0.95)	(1.21)
Year Ended 2/29/2020	$14.26	0.29	0.79	1.08	(0.17)	(0.62)	(0.79)
Year Ended 2/28/2019	$15.11	0.22	0.34	0.56	(0.19)	(1.22)	(1.41)
Year Ended 2/28/2018	$13.41	0.13	2.40	2.53	(0.12)	(0.71)	(0.83)
Year Ended 2/28/2017	$11.05	0.15	2.49	2.64	(0.16)	(0.12)	(0.28)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Equity Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2021	$17.28	30.70%	1.16%(c)	0.79%(c),(d)	0.92%	64%	$216,047
Year Ended 2/29/2020	$14.22	7.30%	1.18%	0.80%(d)	1.63%	46%	$155,699
Year Ended 2/28/2019	$13.95	3.61%	1.19%	0.80%(d)	1.10%	62%	$151,703
Year Ended 2/28/2018	$14.82	18.87%	1.19%	1.13%(d)	0.61%	45%	$149,489
Year Ended 2/28/2017	$13.16	23.66%	1.22%	1.17%(d)	0.98%	67%	$136,584
Advisor Class
Year Ended 2/28/2021	$17.04	30.96%	0.91%(c)	0.54%(c),(d)	1.18%	64%	$1,678
Year Ended 2/29/2020	$14.04	7.58%	0.93%	0.55%(d)	1.81%	46%	$3,294
Year Ended 2/28/2019	$13.78	3.88%	0.94%	0.55%(d)	1.45%	62%	$3,143
Year Ended 2/28/2018(e)	$14.66	12.96%	0.97%(f)	0.69%(d),(f)	1.17%(f)	45%	$240
Class C
Year Ended 2/28/2021	$15.58	29.82%	1.91%(c)	1.54%(c),(d)	0.18%	64%	$7,703
Year Ended 2/29/2020	$12.92	6.45%	1.93%	1.55%(d)	0.83%	46%	$6,040
Year Ended 2/28/2019	$12.74	2.85%	1.94%	1.55%(d)	0.34%	62%	$7,783
Year Ended 2/28/2018	$13.64	18.03%	1.94%	1.87%(d)	(0.15%)	45%	$8,199
Year Ended 2/28/2017	$12.18	22.66%	1.97%	1.92%(d)	0.23%	67%	$5,692
Institutional Class
Year Ended 2/28/2021	$17.13	31.04%	0.91%(c)	0.54%(c),(d)	1.18%	64%	$169,476
Year Ended 2/29/2020	$14.10	7.54%	0.93%	0.55%(d)	1.76%	46%	$125,623
Year Ended 2/28/2019	$13.84	3.90%	0.94%	0.55%(d)	1.34%	62%	$158,057
Year Ended 2/28/2018	$14.71	19.21%	0.94%	0.88%(d)	0.86%	45%	$170,394
Year Ended 2/28/2017	$13.06	23.83%	0.97%	0.92%(d)	1.23%	67%	$159,193
Institutional 2 Class
Year Ended 2/28/2021	$17.73	31.20%	0.83%(c)	0.46%(c)	1.26%	64%	$102,131
Year Ended 2/29/2020	$14.55	7.61%	0.85%	0.46%	1.97%	46%	$22,676
Year Ended 2/28/2019	$14.26	4.01%	0.84%	0.46%	1.53%	62%	$19,466
Year Ended 2/28/2018	$15.11	19.15%	0.86%	0.80%	0.90%	45%	$10,777
Year Ended 2/28/2017	$13.41	24.09%	0.86%	0.83%	1.21%	67%	$269
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2021	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2021	$13.88	0.20	3.98	4.18	(0.26)	(0.95)	(1.21)
Year Ended 2/29/2020	$13.63	0.29	0.76	1.05	(0.18)	(0.62)	(0.80)
Year Ended 2/28/2019	$14.51	0.21	0.33	0.54	(0.20)	(1.22)	(1.42)
Year Ended 2/28/2018(g)	$13.08	0.14	2.13	2.27	(0.13)	(0.71)	(0.84)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Advisor Class shares commenced operations on July 5, 2017. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Large Cap Equity Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2021	$16.85	31.26%	0.78%(c)	0.41%(c)	1.29%	64%	$724,055
Year Ended 2/29/2020	$13.88	7.72%	0.80%	0.42%	2.04%	46%	$364,432
Year Ended 2/28/2019	$13.63	4.02%	0.80%	0.43%	1.48%	62%	$340,760
Year Ended 2/28/2018(g)	$14.51	17.63%	0.81%	0.76%	0.98%	45%	$330,311
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Equity Fund | Annual Report 2021	19

Notes to Financial Statements
February 28, 2021
Note 1. Organization
Columbia Select Large Cap Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
20	Columbia Select Large Cap Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
Columbia Select Large Cap Equity Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
February 28, 2021
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
22	Columbia Select Large Cap Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2021:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	487,122*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,938,305

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(25,505)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	16,594,021

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Select Large Cap Equity Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
February 28, 2021
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2021 was 0.74% of the Fund’s average daily net assets.
24	Columbia Select Large Cap Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended February 28, 2021, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $68,760,875 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 28, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Columbia Select Large Cap Equity Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
February 28, 2021
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2021, these minimum account balance fees reduced total expenses of the Fund by $966.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 28, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	89,352
Class C	—	1.00(b)	74

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2020 through June 30, 2021	Prior to July 1, 2020
Class A	0.80%	0.80%
Advisor Class	0.55	0.55
Class C	1.55	1.55
Institutional Class	0.55	0.55
Institutional 2 Class	0.46	0.46
Institutional 3 Class	0.41	0.42
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage
26	Columbia Select Large Cap Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, re-characterization of distributions for investments and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,329,809	(1,329,809)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2021			Year Ended February 29, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
13,508,359	52,066,109	65,574,468	7,960,854	30,947,127	38,907,981
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
18,596,701	20,735,242	—	335,200,342
At February 28, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
884,026,540	346,136,350	(10,936,008)	335,200,342
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Select Large Cap Equity Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
February 28, 2021
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $842,170,400 and $553,867,943, respectively, for the year ended February 28, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	4,450,000	0.60	2
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank,
28	Columbia Select Large Cap Equity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended February 28, 2021.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Columbia Select Large Cap Equity Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
February 28, 2021
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 28, 2021, one unaffiliated shareholder of record owned 19.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 56.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Select Large Cap Equity Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Select Large Cap Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Large Cap Equity Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select Large Cap Equity Fund | Annual Report 2021	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
78.80%	77.24%	$55,535,947
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	172	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Select Large Cap Equity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	172	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	172	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	170	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	170	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	170	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Select Large Cap Equity Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	172	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	172	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	170	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	170
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	170	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
34	Columbia Select Large Cap Equity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	172	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	172	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	172	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Select Large Cap Equity Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	170	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	172	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST I, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	172	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Select Large Cap Equity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia Select Large Cap Equity Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	1,166,986,012	16,252,243	0
Kathleen Blatz	1,167,818,192	15,420,063	0
Pamela G. Carlton	1,167,761,255	15,477,001	0
Janet Langford Carrig	1,169,443,247	13,795,008	0
J. Kevin Connaughton	1,168,554,731	14,683,525	0
Olive M. Darragh	1,169,004,224	14,234,032	0
Patricia M. Flynn	1,168,110,224	15,128,031	0
Brian J. Gallagher	1,166,931,187	16,307,068	0
Douglas A. Hacker	1,168,253,721	14,984,535	0
Nancy T. Lukitsh	1,169,128,202	14,110,053	0
David M. Moffett	1,167,387,510	15,850,745	0
Catherine James Paglia	1,167,159,143	16,079,112	0
Anthony M. Santomero	1,166,760,857	16,477,398	0
Minor M. Shaw	1,165,931,084	17,307,171	0
Natalie A. Trunow	1,168,907,601	14,330,655	0
Sandra Yeager	1,167,549,796	15,688,459	0
Christopher O. Petersen	1,167,593,463	15,644,793	0
38	Columbia Select Large Cap Equity Fund | Annual Report 2021

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Columbia Select Large Cap Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN172_02_L01_(04/21)

Annual Report
February 28, 2021
Columbia Large Cap Index Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Index Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Index Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) 500 Index.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Kaiyu Zhao
Portfolio Manager
Managed Fund since November 2020
Christopher Rowe
Portfolio Manager
Managed Fund since November 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2021)
	Inception	1 Year	5 Years	10 Years
Class A	10/10/95	30.69	16.29	12.93
Institutional Class	12/15/93	31.02	16.59	13.21
Institutional 2 Class*	11/08/12	31.01	16.58	13.21
Institutional 3 Class*	03/01/17	31.00	16.59	13.21
S&P 500 Index		31.29	16.82	13.43
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Large Cap Index Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2011 — February 28, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2021)
Common Stocks	99.5
Money Market Funds	0.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2021)
Communication Services	11.1
Consumer Discretionary	12.4
Consumer Staples	6.0
Energy	2.9
Financials	11.2
Health Care	13.1
Industrials	8.4
Information Technology	27.4
Materials	2.6
Real Estate	2.4
Utilities	2.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Index Fund | Annual Report 2021

Manager Discussion of Fund Performance
At February 28, 2021, approximately 29.93% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended February 28, 2021, the Fund’s Class A shares returned 30.69%. The Fund closely tracked its benchmark, the unmanaged S&P 500 Index, which returned 31.29% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
The robust returns of U.S. equities for the 12 months ended February 28, 2021 mask unprecedented market-shaking events and heightened volatility. The annual period began in March 2020 amidst the swiftest drawdown for the S&P 500 Index ever, as global financial markets were battered by news concerning the global spread of COVID-19 and the initiation of an economic lockdown. Reflecting a rebound in investor sentiment on then-unprecedented fiscal and monetary stimulus enacted at the end of March and on prospects of a gradual reopening of the U.S. economy, U.S. equities posted gains through the remainder of calendar year 2020 overall. September and October saw U.S. equity market declines on delays to another round of fiscal stimulus, uncertainty around the then-upcoming U.S. presidential election and threats of a second wave of COVID-19. However, in addition to a wide range of accommodative policies by the U.S. Federal Reserve (Fed), U.S. equities were supported before and after these months by stronger than expected corporate earnings, some positive economic data, encouraging COVID-19 vaccine developments, resolution to a contested U.S. presidential election, a fifth round of fiscal stimulus and indications the Fed would keep its interest rates near zero indefinitely. The fourth quarter of 2020 was notable for reversals of two long-standing trends — the outperformance of small-cap stocks over large-cap stocks and of value stocks over growth stocks.
U.S. equities were mixed in January 2021, with small-cap indices up and large-cap indices down. There was disappointment in the slow rollout of the COVID-19 vaccine effort and concerns about the spread of variants. Those worries did not dampen investor enthusiasm created by two vaccine approvals though. Also, corporate earnings reports generally beat consensus expectations. Major U.S. equity indices were then mostly higher in February. The House of Representatives passed President Biden’s $1.9 trillion relief package. COVID-19 infection and hospitalization trends improved significantly, even as the U.S. death toll passed a staggering 500,000. The pace of vaccinations improved, and a third COVID-19 vaccine was approved. U.S. small-cap stocks continued to outpace large-cap stocks in the first two months of 2021.
Despite the heightened volatility, small-cap and mid-cap stocks notably outperformed large-caps for the annual period as a whole. Further, despite the rotation into cyclicals that began toward the end of 2020, growth stocks outperformed value stocks for the annual period overall across the capitalization spectrum.
The Fund’s notable contributors during the period
•	Ten of the eleven sectors of the S&P 500 Index posted a positive return during the 12 months ended February 28, 2021.
•	In terms of total return, information technology was the best relative performer, followed by consumer discretionary and materials.
•	On the basis of impact, which takes weighting and total returns into account, information technology was the biggest contributor to the Index’s return, followed at some distance by consumer discretionary and communication services.
•	The top performing industries for the annual period on the basis of total return were technology hardware and equipment; semiconductors and semiconductor equipment; retailing; media and entertainment; and transportation.
•	Top individual contributors within the S&P 500 Index during the annual period included information technology giants Apple Inc., Microsoft Corp. and Alphabet Inc.; e-commerce retailing behemoth Amazon.com Inc.; and semiconductor producer NVIDIA Corp.
Columbia Large Cap Index Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Information technology remained the largest sector by weighting in the S&P 500 Index as of February 28, 2021, with a weighting of 27.34%. Each sector and stock in the S&P 500 Index was represented in the fund with approximately the same weighting as in the Index and therefore had a similar effect.
The Fund’s notable detractors during the period
•	Utilities, real estate and energy were the weakest sectors from both a total return perspective and on the basis of impact.
•	The worst performing industries for the annual period on the basis of total return were utilities; telecommunication services; real estate; food, beverage and tobacco; and energy.
•	Top individual detractors were telecommunication company AT&T Inc.; aerospace and defense company The Boeing Company; diversified financial services firm Wells Fargo & Co.; aircraft manufacturing company Raytheon Technologies Corp.; and beverage manufacturer The Coca-Cola Company.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Large Cap Index Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2020 — February 28, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,095.00	1,022.31	2.31	2.23	0.45
Institutional Class	1,000.00	1,000.00	1,096.30	1,023.54	1.03	0.99	0.20
Institutional 2 Class	1,000.00	1,000.00	1,096.30	1,023.54	1.03	0.99	0.20
Institutional 3 Class	1,000.00	1,000.00	1,096.10	1,023.54	1.03	0.99	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Large Cap Index Fund | Annual Report 2021	7

Portfolio of Investments
February 28, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.5%
Issuer	Shares	Value ($)
Communication Services 11.0%
Diversified Telecommunication Services 1.4%
AT&T, Inc.	814,704	22,722,094
Lumen Technologies, Inc.	112,890	1,387,418
Verizon Communications, Inc.	473,102	26,162,541
Total		50,272,053
Entertainment 2.2%
Activision Blizzard, Inc.	88,360	8,448,100
Electronic Arts, Inc.	33,164	4,442,981
Live Nation Entertainment, Inc.(a)	16,348	1,452,683
Netflix, Inc.(a)	50,510	27,217,313
Take-Two Interactive Software, Inc.(a)	13,150	2,425,649
Walt Disney Co. (The)(a)	206,990	39,129,390
Total		83,116,116
Interactive Media & Services 5.8%
Alphabet, Inc., Class A(a)	34,372	69,497,090
Alphabet, Inc., Class C(a)	33,188	67,599,310
Facebook, Inc., Class A(a)	274,842	70,804,796
Twitter, Inc.(a)	90,931	7,007,143
Total		214,908,339
Media 1.4%
Charter Communications, Inc., Class A(a)	16,682	10,233,073
Comcast Corp., Class A	522,010	27,520,367
Discovery, Inc., Class A(a)	18,329	971,987
Discovery, Inc., Class C(a)	33,727	1,517,715
DISH Network Corp., Class A(a)	28,271	890,819
Fox Corp., Class A	38,591	1,285,466
Fox Corp., Class B	17,686	564,714
Interpublic Group of Companies, Inc. (The)	44,592	1,164,743
News Corp., Class A	44,697	1,048,145
News Corp., Class B	13,922	319,092
Omnicom Group, Inc.	24,578	1,689,246
ViacomCBS, Inc., Class B	64,593	4,165,603
Total		51,370,970
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.2%
T-Mobile USA, Inc.(a)	66,694	8,001,279
Total Communication Services		407,668,757
Consumer Discretionary 12.3%
Auto Components 0.2%
Aptiv PLC(a)	30,872	4,625,860
BorgWarner, Inc.	27,955	1,257,975
Total		5,883,835
Automobiles 1.9%
Ford Motor Co.(a)	446,747	5,226,940
General Motors Co.	144,002	7,391,623
Tesla Motors, Inc.(a)	86,698	58,564,499
Total		71,183,062
Distributors 0.1%
Genuine Parts Co.	16,493	1,737,537
LKQ Corp.(a)	32,012	1,260,953
Pool Corp.	4,591	1,536,929
Total		4,535,419
Hotels, Restaurants & Leisure 1.7%
Carnival Corp.(a)	91,208	2,439,814
Chipotle Mexican Grill, Inc.(a)	3,199	4,612,958
Darden Restaurants, Inc.	14,886	2,044,294
Domino’s Pizza, Inc.	4,505	1,561,028
Hilton Worldwide Holdings, Inc.	31,720	3,923,130
Las Vegas Sands Corp.	37,551	2,350,693
Marriott International, Inc., Class A	30,406	4,502,216
McDonald’s Corp.	85,187	17,560,448
MGM Resorts International	46,871	1,771,255
Norwegian Cruise Line Holdings Ltd.(a)	36,086	1,066,702
Royal Caribbean Cruises Ltd.	21,288	1,985,532
Starbucks Corp.	134,187	14,496,222
Wynn Resorts Ltd.(a)	11,899	1,567,455
Yum! Brands, Inc.	34,489	3,570,646
Total		63,452,393
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 0.4%
D.R. Horton, Inc.	37,911	2,914,218
Garmin Ltd.	17,054	2,115,037
Leggett & Platt, Inc.	15,149	655,497
Lennar Corp., Class A	31,454	2,609,738
Mohawk Industries, Inc.(a)	6,838	1,196,582
Newell Brands, Inc.	43,174	1,000,342
NVR, Inc.(a)	400	1,800,336
PulteGroup, Inc.	30,651	1,382,667
Whirlpool Corp.	7,151	1,359,262
Total		15,033,679
Internet & Direct Marketing Retail 4.7%
Amazon.com, Inc.(a)	48,760	150,811,267
Booking Holdings, Inc.(a)	4,682	10,902,084
eBay, Inc.	74,870	4,224,165
Etsy, Inc.(a)	14,416	3,175,412
Expedia Group, Inc.	15,542	2,502,262
Total		171,615,190
Leisure Products 0.0%
Hasbro, Inc.	14,570	1,365,355
Multiline Retail 0.5%
Dollar General Corp.	28,011	5,293,799
Dollar Tree, Inc.(a)	26,889	2,640,500
Target Corp.	57,253	10,502,490
Total		18,436,789
Specialty Retail 2.1%
Advance Auto Parts, Inc.	7,758	1,243,995
AutoZone, Inc.(a)	2,650	3,073,788
Best Buy Co., Inc.	26,348	2,644,022
CarMax, Inc.(a)	18,760	2,242,008
Gap, Inc. (The)(a)	23,519	586,799
Home Depot, Inc. (The)	123,086	31,798,037
L Brands, Inc.(a)	26,708	1,459,859
Lowe’s Companies, Inc.	83,771	13,382,417
O’Reilly Automotive, Inc.(a)	8,283	3,705,235
Ross Stores, Inc.	40,702	4,747,481
TJX Companies, Inc. (The)	137,266	9,058,183
Common Stocks (continued)
Issuer	Shares	Value ($)
Tractor Supply Co.	13,319	2,117,188
Ulta Beauty, Inc.(a)	6,441	2,076,128
Total		78,135,140
Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	39,823	704,469
NIKE, Inc., Class B	143,460	19,335,539
PVH Corp.	8,128	812,475
Ralph Lauren Corp.	5,513	645,462
Tapestry, Inc.	31,715	1,336,470
Under Armour, Inc., Class A(a)	21,555	471,839
Under Armour, Inc., Class C(a)	22,250	404,950
VF Corp.	36,563	2,893,230
Total		26,604,434
Total Consumer Discretionary		456,245,296
Consumer Staples 6.0%
Beverages 1.4%
Brown-Forman Corp., Class B	20,868	1,493,732
Coca-Cola Co. (The)	442,187	21,662,741
Constellation Brands, Inc., Class A	19,379	4,149,819
Molson Coors Beverage Co., Class B	21,511	956,164
Monster Beverage Corp.(a)	42,249	3,706,927
PepsiCo, Inc.	157,997	20,411,632
Total		52,381,015
Food & Staples Retailing 1.3%
Costco Wholesale Corp.	50,445	16,697,295
Kroger Co. (The)	88,527	2,851,455
Sysco Corp.	58,234	4,637,174
Walgreens Boots Alliance, Inc.	82,169	3,938,360
Walmart, Inc.	158,499	20,592,190
Total		48,716,474
Food Products 1.0%
Archer-Daniels-Midland Co.	63,611	3,599,110
Campbell Soup Co.	23,154	1,053,044
ConAgra Foods, Inc.	55,851	1,895,024
General Mills, Inc.	69,889	3,844,594
Hershey Co. (The)	16,867	2,456,679
Hormel Foods Corp.	32,099	1,488,431
JM Smucker Co. (The)	13,044	1,460,928

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Kellogg Co.	29,079	1,678,149
Kraft Heinz Co. (The)	74,084	2,695,176
Lamb Weston Holdings, Inc.	16,731	1,334,632
McCormick & Co., Inc.	28,433	2,396,333
Mondelez International, Inc., Class A	163,508	8,692,085
Tyson Foods, Inc., Class A	33,627	2,275,539
Total		34,869,724
Household Products 1.4%
Church & Dwight Co., Inc.	28,405	2,236,894
Clorox Co. (The)	14,411	2,609,111
Colgate-Palmolive Co.	97,999	7,369,525
Kimberly-Clark Corp.	38,887	4,990,369
Procter & Gamble Co. (The)	283,489	35,019,396
Total		52,225,295
Personal Products 0.2%
Estee Lauder Companies, Inc. (The), Class A	25,900	7,403,774
Tobacco 0.7%
Altria Group, Inc.	212,470	9,263,692
Philip Morris International, Inc.	178,046	14,959,425
Total		24,223,117
Total Consumer Staples		219,819,399
Energy 2.8%
Energy Equipment & Services 0.2%
Baker Hughes Co.	78,408	1,919,428
Halliburton Co.	101,067	2,206,293
NOV, Inc.	44,390	670,289
Schlumberger NV	159,149	4,441,848
Total		9,237,858
Oil, Gas & Consumable Fuels 2.6%
Apache Corp.	43,156	851,468
Cabot Oil & Gas Corp.	45,569	843,482
Chevron Corp.	220,088	22,008,800
ConocoPhillips Co.	154,865	8,054,529
Devon Energy Corp.	67,639	1,456,944
Diamondback Energy, Inc.	18,061	1,251,266
EOG Resources, Inc.	66,697	4,305,958
Exxon Mobil Corp.(b)	483,407	26,282,839
Hess Corp.	31,246	2,047,550
Common Stocks (continued)
Issuer	Shares	Value ($)
HollyFrontier Corp.	17,041	645,513
Kinder Morgan, Inc.	222,582	3,271,955
Marathon Oil Corp.	90,250	1,001,775
Marathon Petroleum Corp.	74,388	4,063,073
Occidental Petroleum Corp.	95,817	2,549,690
ONEOK, Inc.	50,807	2,250,242
Phillips 66	49,939	4,147,434
Pioneer Natural Resources Co.	23,118	3,434,641
Valero Energy Corp.	46,622	3,588,962
Williams Companies, Inc. (The)	138,747	3,168,982
Total		95,225,103
Total Energy		104,462,961
Financials 11.2%
Banks 4.4%
Bank of America Corp.	870,348	30,209,779
Citigroup, Inc.	238,027	15,681,219
Citizens Financial Group, Inc.	48,827	2,121,045
Comerica, Inc.	15,902	1,082,926
Fifth Third Bancorp	81,450	2,825,501
First Republic Bank	19,887	3,276,383
Huntington Bancshares, Inc.	116,307	1,784,149
JPMorgan Chase & Co.	348,496	51,288,156
KeyCorp	111,639	2,248,409
M&T Bank Corp.	14,668	2,213,988
People’s United Financial, Inc.	48,574	871,418
PNC Financial Services Group, Inc. (The)	48,441	8,155,527
Regions Financial Corp.	109,806	2,265,298
SVB Financial Group(a)	5,922	2,992,742
Truist Financial Corp.	154,128	8,779,131
U.S. Bancorp	156,728	7,836,400
Wells Fargo & Co.	472,690	17,097,197
Zions Bancorp	18,751	996,991
Total		161,726,259
Capital Markets 2.9%
Ameriprise Financial, Inc.(c)	13,488	2,984,085
Bank of New York Mellon Corp. (The)	93,206	3,929,565
BlackRock, Inc.	16,216	11,262,012
Cboe Global Markets, Inc.	12,352	1,222,354
Charles Schwab Corp. (The)	170,542	10,525,852

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
CME Group, Inc.	41,042	8,196,087
Franklin Resources, Inc.	31,152	815,248
Goldman Sachs Group, Inc. (The)	39,337	12,567,385
Intercontinental Exchange, Inc.	64,171	7,078,703
Invesco Ltd.	43,062	965,450
MarketAxess Holdings, Inc.	4,340	2,412,780
Moody’s Corp.	18,465	5,075,844
Morgan Stanley	171,538	13,186,126
MSCI, Inc.	9,477	3,928,406
Nasdaq, Inc.	13,128	1,815,471
Northern Trust Corp.	23,794	2,263,523
Raymond James Financial, Inc.	13,933	1,626,538
S&P Global, Inc.	27,507	9,059,706
State Street Corp.	40,335	2,935,178
T. Rowe Price Group, Inc.	25,888	4,197,480
Total		106,047,793
Consumer Finance 0.6%
American Express Co.	74,567	10,085,932
Capital One Financial Corp.	52,293	6,285,096
Discover Financial Services	35,041	3,296,307
Synchrony Financial	62,073	2,400,984
Total		22,068,319
Diversified Financial Services 1.4%
Berkshire Hathaway, Inc., Class B(a)	222,497	53,512,753
Insurance 1.9%
Aflac, Inc.	74,688	3,576,808
Allstate Corp. (The)	34,764	3,705,843
American International Group, Inc.	98,497	4,328,943
Aon PLC, Class A	26,137	5,951,656
Arthur J Gallagher & Co.	21,988	2,634,162
Assurant, Inc.	6,782	835,678
Chubb Ltd.	51,605	8,389,941
Cincinnati Financial Corp.	17,107	1,674,262
Everest Re Group Ltd.	4,569	1,104,830
Globe Life, Inc.	11,009	1,028,241
Hartford Financial Services Group, Inc. (The)	40,967	2,076,617
Lincoln National Corp.	20,770	1,181,190
Loews Corp.	26,712	1,277,101
Common Stocks (continued)
Issuer	Shares	Value ($)
Marsh & McLennan Companies, Inc.	57,986	6,681,147
MetLife, Inc.	87,456	5,037,466
Principal Financial Group, Inc.	29,211	1,652,758
Progressive Corp. (The)	66,951	5,754,439
Prudential Financial, Inc.	45,274	3,926,161
Travelers Companies, Inc. (The)	28,960	4,213,680
Unum Group	23,284	616,560
Willis Towers Watson PLC	14,738	3,251,792
WR Berkley Corp.	16,097	1,116,005
Total		70,015,280
Total Financials		413,370,404
Health Care 13.1%
Biotechnology 1.8%
AbbVie, Inc.	201,844	21,746,673
Alexion Pharmaceuticals, Inc.(a)	25,020	3,821,805
Amgen, Inc.	66,558	14,970,225
Biogen, Inc.(a)	17,593	4,800,778
Gilead Sciences, Inc.	143,314	8,799,480
Incyte Corp.(a)	21,282	1,674,042
Regeneron Pharmaceuticals, Inc.(a)	11,988	5,401,433
Vertex Pharmaceuticals, Inc.(a)	29,730	6,319,111
Total		67,533,547
Health Care Equipment & Supplies 3.8%
Abbott Laboratories	202,631	24,271,141
ABIOMED, Inc.(a)	5,167	1,676,950
Align Technology, Inc.(a)	8,203	4,652,003
Baxter International, Inc.	58,401	4,537,174
Becton Dickinson and Co.	33,159	7,996,293
Boston Scientific Corp.(a)	163,709	6,348,635
Cooper Companies, Inc. (The)	5,607	2,165,031
Danaher Corp.	72,282	15,878,187
Dentsply Sirona, Inc.	24,987	1,326,060
DexCom, Inc.(a)	10,979	4,367,227
Edwards Lifesciences Corp.(a)	71,255	5,921,290
Hologic, Inc.(a)	29,384	2,118,292
IDEXX Laboratories, Inc.(a)	9,752	5,072,698
Intuitive Surgical, Inc.(a)	13,440	9,902,592
Medtronic PLC	153,888	18,000,279
ResMed, Inc.	16,568	3,193,979

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
STERIS PLC	9,755	1,705,174
Stryker Corp.	37,378	9,071,267
Teleflex, Inc.	5,324	2,119,591
Varian Medical Systems, Inc.(a)	10,444	1,830,520
West Pharmaceutical Services, Inc.	8,452	2,372,054
Zimmer Biomet Holdings, Inc.	23,698	3,864,196
Total		138,390,633
Health Care Providers & Services 2.5%
AmerisourceBergen Corp.	16,813	1,701,812
Anthem, Inc.	28,434	8,620,904
Cardinal Health, Inc.	33,546	1,728,290
Centene Corp.(a)	66,287	3,880,441
Cigna Corp.	41,303	8,669,500
CVS Health Corp.	149,646	10,195,382
DaVita, Inc.(a)	8,451	863,101
HCA Healthcare, Inc.	30,175	5,191,005
Henry Schein, Inc.(a)	16,323	1,009,577
Humana, Inc.	15,130	5,744,104
Laboratory Corp. of America Holdings(a)	11,136	2,671,638
McKesson Corp.	18,357	3,111,879
Quest Diagnostics, Inc.	15,408	1,781,011
UnitedHealth Group, Inc.	108,477	36,038,229
Universal Health Services, Inc., Class B	8,886	1,113,682
Total		92,320,555
Health Care Technology 0.1%
Cerner Corp.	35,052	2,423,495
Life Sciences Tools & Services 1.2%
Agilent Technologies, Inc.	34,985	4,270,619
Bio-Rad Laboratories, Inc., Class A(a)	2,461	1,438,454
Illumina, Inc.(a)	16,692	7,334,632
IQVIA Holdings, Inc.(a)	21,920	4,225,957
Mettler-Toledo International, Inc.(a)	2,720	3,035,656
PerkinElmer, Inc.	12,802	1,614,204
Thermo Fisher Scientific, Inc.	45,312	20,394,025
Waters Corp.(a)	7,094	1,942,905
Total		44,256,452
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 3.7%
Bristol-Myers Squibb Co.	258,354	15,844,851
Catalent, Inc.(a)	18,830	2,141,159
Eli Lilly and Co.	90,773	18,598,480
Johnson & Johnson	300,975	47,692,498
Merck & Co., Inc.	289,255	21,005,698
Perrigo Co. PLC	15,605	629,818
Pfizer, Inc.	635,483	21,282,326
Viatris, Inc.(a)	137,930	2,048,261
Zoetis, Inc.	54,337	8,435,276
Total		137,678,367
Total Health Care		482,603,049
Industrials 8.4%
Aerospace & Defense 1.5%
Boeing Co. (The)(a)	60,669	12,862,435
General Dynamics Corp.	26,575	4,344,215
Howmet Aerospace, Inc.(a)	44,616	1,254,156
Huntington Ingalls Industries, Inc.	4,630	814,463
L3Harris Technologies, Inc.	24,022	4,369,842
Lockheed Martin Corp.	28,149	9,296,207
Northrop Grumman Corp.	17,726	5,169,965
Raytheon Technologies Corp.	173,632	12,499,768
Teledyne Technologies, Inc.(a)	4,217	1,564,507
Textron, Inc.	26,167	1,317,247
TransDigm Group, Inc.(a)	6,224	3,589,194
Total		57,081,999
Air Freight & Logistics 0.6%
CH Robinson Worldwide, Inc.	15,542	1,411,991
Expeditors International of Washington, Inc.	19,352	1,777,288
FedEx Corp.	27,620	7,029,290
United Parcel Service, Inc., Class B	81,770	12,905,759
Total		23,124,328

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 0.3%
Alaska Air Group, Inc.(a)	14,138	919,253
American Airlines Group, Inc.(a)	69,829	1,462,219
Delta Air Lines, Inc.(a)	72,911	3,495,353
Southwest Airlines Co.	67,485	3,922,903
United Airlines Holdings, Inc.(a)	33,460	1,762,673
Total		11,562,401
Building Products 0.5%
Allegion PLC	10,523	1,144,692
AO Smith Corp.	15,483	919,225
Carrier Global Corp.	93,142	3,402,477
Fortune Brands Home & Security, Inc.	15,884	1,320,596
Johnson Controls International PLC	82,763	4,617,348
Masco Corp.	29,917	1,592,183
Trane Technologies PLC	27,453	4,206,898
Total		17,203,419
Commercial Services & Supplies 0.4%
Cintas Corp.	10,048	3,258,968
Copart, Inc.(a)	23,757	2,593,314
Republic Services, Inc.	24,050	2,142,615
Rollins, Inc.	25,293	838,969
Waste Management, Inc.	44,451	4,929,171
Total		13,763,037
Construction & Engineering 0.1%
Jacobs Engineering Group, Inc.	14,820	1,705,485
Quanta Services, Inc.	15,876	1,331,203
Total		3,036,688
Electrical Equipment 0.5%
AMETEK, Inc.	26,303	3,102,965
Eaton Corp. PLC	45,571	5,932,888
Emerson Electric Co.	68,373	5,873,241
Rockwell Automation, Inc.	13,283	3,231,488
Total		18,140,582
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 1.2%
3M Co.	65,947	11,544,682
General Electric Co.	1,001,503	12,558,847
Honeywell International, Inc.	80,223	16,233,124
Roper Technologies, Inc.	11,990	4,527,664
Total		44,864,317
Machinery 1.8%
Caterpillar, Inc.	62,110	13,408,307
Cummins, Inc.	16,921	4,284,397
Deere & Co.	35,828	12,508,271
Dover Corp.	16,475	2,030,709
Flowserve Corp.	14,893	551,041
Fortive Corp.	38,551	2,537,427
IDEX Corp.	8,655	1,689,196
Illinois Tool Works, Inc.	32,930	6,657,788
Ingersoll Rand, Inc.(a)	42,497	1,969,311
Otis Worldwide Corp.	46,555	2,966,019
PACCAR, Inc.	39,608	3,603,932
Parker-Hannifin Corp.	14,726	4,225,773
Pentair PLC	19,018	1,063,677
Snap-On, Inc.	6,198	1,258,876
Stanley Black & Decker, Inc.	18,318	3,202,719
Westinghouse Air Brake Technologies Corp.	20,454	1,481,483
Xylem, Inc.	20,606	2,051,533
Total		65,490,459
Professional Services 0.3%
Equifax, Inc.	13,907	2,251,265
IHS Markit Ltd.	42,610	3,841,718
Nielsen Holdings PLC	40,815	914,664
Robert Half International, Inc.	13,031	1,013,681
Verisk Analytics, Inc.	18,589	3,045,808
Total		11,067,136
Road & Rail 1.0%
CSX Corp.	87,436	8,004,766
JB Hunt Transport Services, Inc.	9,545	1,401,874
Kansas City Southern	10,701	2,272,251
Norfolk Southern Corp.	29,038	7,319,318

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Old Dominion Freight Line, Inc.	11,000	2,362,470
Union Pacific Corp.	77,042	15,867,570
Total		37,228,249
Trading Companies & Distributors 0.2%
Fastenal Co.	65,636	3,043,541
United Rentals, Inc.(a)	8,247	2,452,493
W.W. Grainger, Inc.	5,154	1,920,948
Total		7,416,982
Total Industrials		309,979,597
Information Technology 27.2%
Communications Equipment 0.8%
Arista Networks, Inc.(a)	6,228	1,742,844
Cisco Systems, Inc.	483,096	21,676,517
F5 Networks, Inc.(a)	7,043	1,338,029
Juniper Networks, Inc.	37,698	877,609
Motorola Solutions, Inc.	19,381	3,400,978
Total		29,035,977
Electronic Equipment, Instruments & Components 0.7%
Amphenol Corp., Class A	34,202	4,298,507
CDW Corp.	16,348	2,564,838
Corning, Inc.	87,348	3,340,188
FLIR Systems, Inc.	14,994	800,680
IPG Photonics Corp.(a)	4,083	928,270
Keysight Technologies, Inc.(a)	21,185	2,998,101
TE Connectivity Ltd.	37,813	4,916,824
Trimble Navigation Ltd.(a)	28,602	2,120,552
Vontier Corp.(a)	19,264	604,890
Zebra Technologies Corp., Class A(a)	6,096	3,044,525
Total		25,617,375
IT Services 5.3%
Accenture PLC, Class A	72,435	18,173,941
Akamai Technologies, Inc.(a)	18,612	1,758,834
Automatic Data Processing, Inc.	49,026	8,531,505
Broadridge Financial Solutions, Inc.	13,219	1,883,575
Cognizant Technology Solutions Corp., Class A	61,125	4,491,465
DXC Technology Co.	29,087	733,574
Fidelity National Information Services, Inc.	70,942	9,789,996
Fiserv, Inc.(a)	65,740	7,584,424
Common Stocks (continued)
Issuer	Shares	Value ($)
FleetCor Technologies, Inc.(a)	9,535	2,644,151
Gartner, Inc.(a)	10,208	1,827,640
Global Payments, Inc.	34,223	6,775,812
International Business Machines Corp.	101,873	12,115,756
Jack Henry & Associates, Inc.	8,725	1,295,139
Leidos Holdings, Inc.	15,295	1,352,843
MasterCard, Inc., Class A	100,579	35,589,879
Paychex, Inc.	36,580	3,331,341
PayPal Holdings, Inc.(a)	133,958	34,808,986
VeriSign, Inc.(a)	11,480	2,227,464
Visa, Inc., Class A	193,864	41,174,775
Western Union Co. (The)	47,003	1,091,410
Total		197,182,510
Semiconductors & Semiconductor Equipment 5.6%
Advanced Micro Devices, Inc.(a)	137,504	11,620,463
Analog Devices, Inc.	42,243	6,582,304
Applied Materials, Inc.	104,414	12,340,691
Broadcom, Inc.	46,246	21,729,608
Enphase Energy, Inc.(a)	14,443	2,542,835
Intel Corp.	468,518	28,476,524
KLA Corp.	17,659	5,496,011
Lam Research Corp.	16,464	9,338,216
Maxim Integrated Products, Inc.	30,560	2,847,275
Microchip Technology, Inc.	29,768	4,543,490
Micron Technology, Inc.(a)	127,273	11,649,298
Monolithic Power Systems, Inc.	4,845	1,814,549
NVIDIA Corp.	70,769	38,822,458
Qorvo, Inc.(a)	13,040	2,278,479
QUALCOMM, Inc.	129,305	17,610,048
Skyworks Solutions, Inc.	18,988	3,376,446
Teradyne, Inc.	18,985	2,441,661
Texas Instruments, Inc.	104,947	18,079,220
Xilinx, Inc.	28,024	3,651,527
Total		205,241,103
Software 8.5%
Adobe, Inc.(a)	54,846	25,211,061
ANSYS, Inc.(a)	9,819	3,348,181
Autodesk, Inc.(a)	25,140	6,938,640
Cadence Design Systems, Inc.(a)	31,890	4,499,360

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Citrix Systems, Inc.	14,077	1,880,406
Fortinet, Inc.(a)	15,404	2,600,965
Intuit, Inc.	30,039	11,719,415
Microsoft Corp.	864,380	200,864,624
NortonLifeLock, Inc.	67,668	1,320,203
Oracle Corp.	216,865	13,989,961
Paycom Software, Inc.(a)	5,601	2,096,118
Salesforce.com, Inc.(a)	104,611	22,648,282
ServiceNow, Inc.(a)	22,305	11,898,825
Synopsys, Inc.(a)	17,449	4,278,669
Tyler Technologies, Inc.(a)	4,611	2,136,830
Total		315,431,540
Technology Hardware, Storage & Peripherals 6.3%
Apple, Inc.	1,827,162	221,561,664
Hewlett Packard Enterprise Co.	147,141	2,142,373
HP, Inc.	157,030	4,549,159
NetApp, Inc.	25,539	1,598,741
Seagate Technology PLC	25,556	1,871,466
Western Digital Corp.	34,784	2,383,748
Xerox Holdings Corp.	19,052	485,445
Total		234,592,596
Total Information Technology		1,007,101,101
Materials 2.6%
Chemicals 1.8%
Air Products & Chemicals, Inc.	25,270	6,459,517
Albemarle Corp.	13,188	2,073,285
Celanese Corp., Class A	13,364	1,856,393
CF Industries Holdings, Inc.	24,457	1,107,413
Corteva, Inc.	85,177	3,845,742
Dow, Inc.	84,803	5,029,666
DuPont de Nemours, Inc.	61,330	4,312,726
Eastman Chemical Co.	15,488	1,692,219
Ecolab, Inc.	28,392	5,944,149
FMC Corp.	14,835	1,508,571
International Flavors & Fragrances, Inc.	28,430	3,852,549
Linde PLC	60,006	14,657,666
LyondellBasell Industries NV, Class A	29,396	3,030,434
Mosaic Co. (The)	39,440	1,159,536
Common Stocks (continued)
Issuer	Shares	Value ($)
PPG Industries, Inc.	27,005	3,640,814
Sherwin-Williams Co. (The)	9,345	6,357,777
Total		66,528,457
Construction Materials 0.1%
Martin Marietta Materials, Inc.	7,120	2,398,514
Vulcan Materials Co.	15,150	2,529,899
Total		4,928,413
Containers & Packaging 0.3%
Amcor PLC	179,322	1,961,783
Avery Dennison Corp.	9,537	1,670,978
Ball Corp.	37,398	3,193,415
International Paper Co.	44,942	2,231,370
Packaging Corp. of America	10,842	1,431,361
Sealed Air Corp.	17,738	743,222
WestRock Co.	30,029	1,308,964
Total		12,541,093
Metals & Mining 0.4%
Freeport-McMoRan, Inc.(a)	166,104	5,632,587
Newmont Corp.	91,847	4,994,640
Nucor Corp.	34,519	2,064,926
Total		12,692,153
Total Materials		96,690,116
Real Estate 2.4%
Equity Real Estate Investment Trusts (REITS) 2.3%
Alexandria Real Estate Equities, Inc.	14,157	2,260,731
American Tower Corp.	50,786	10,976,378
AvalonBay Communities, Inc.	15,961	2,805,146
Boston Properties, Inc.	16,195	1,605,410
Crown Castle International Corp.	49,310	7,680,032
Digital Realty Trust, Inc.	32,031	4,315,537
Duke Realty Corp.	42,525	1,669,106
Equinix, Inc.	10,187	6,604,640
Equity Residential	39,154	2,561,063
Essex Property Trust, Inc.	7,455	1,899,459
Extra Space Storage, Inc.	14,775	1,857,217
Federal Realty Investment Trust	7,870	796,208
Healthpeak Properties, Inc.	61,550	1,790,490
Host Hotels & Resorts, Inc.	80,639	1,337,801

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Iron Mountain, Inc.	32,946	1,146,191
Kimco Realty Corp.	49,447	906,364
Mid-America Apartment Communities, Inc.	13,076	1,761,729
Prologis, Inc.	84,514	8,372,802
Public Storage	17,389	4,067,983
Realty Income Corp.	40,128	2,418,113
Regency Centers Corp.	18,041	988,286
SBA Communications Corp.	12,704	3,241,172
Simon Property Group, Inc.	37,487	4,233,032
SL Green Realty Corp.	8,297	573,074
UDR, Inc.	33,668	1,386,112
Ventas, Inc.	42,824	2,265,390
Vornado Realty Trust	17,931	769,957
Welltower, Inc.	47,710	3,239,509
Weyerhaeuser Co.	85,337	2,890,364
Total		86,419,296
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	38,352	2,905,931
Total Real Estate		89,325,227
Utilities 2.5%
Electric Utilities 1.6%
Alliant Energy Corp.	28,555	1,318,099
American Electric Power Co., Inc.	56,751	4,247,812
Duke Energy Corp.	84,141	7,201,628
Edison International	43,275	2,336,417
Entergy Corp.	22,892	1,987,254
Evergy, Inc.	25,933	1,390,787
Eversource Energy	39,195	3,115,219
Exelon Corp.	111,536	4,305,290
FirstEnergy Corp.	62,033	2,055,774
NextEra Energy, Inc.	223,978	16,457,903
NRG Energy, Inc.	27,921	1,019,396
Pinnacle West Capital Corp.	12,873	900,209
PPL Corp.	87,899	2,302,075
Common Stocks (continued)
Issuer	Shares	Value ($)
Southern Co. (The)	120,758	6,849,394
Xcel Energy, Inc.	60,075	3,519,794
Total		59,007,051
Gas Utilities 0.0%
Atmos Energy Corp.	14,393	1,217,792
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	76,043	2,019,702
Multi-Utilities 0.7%
Ameren Corp.	28,263	1,986,041
CenterPoint Energy, Inc.	62,289	1,210,898
CMS Energy Corp.	32,736	1,771,345
Consolidated Edison, Inc.	39,114	2,567,834
Dominion Energy, Inc.	93,271	6,372,275
DTE Energy Co.	22,129	2,605,026
NiSource, Inc.	43,812	946,339
Public Service Enterprise Group, Inc.	57,833	3,113,150
Sempra Energy	32,980	3,825,021
WEC Energy Group, Inc.	36,063	2,908,120
Total		27,306,049
Water Utilities 0.1%
American Water Works Co., Inc.	20,725	2,940,463
Total Utilities		92,491,057
Total Common Stocks (Cost $1,121,532,519)		3,679,756,964

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.086%(c),(d)	17,687,804	17,686,035
Total Money Market Funds (Cost $17,682,000)		17,686,035
Total Investments in Securities (Cost: $1,139,214,519)		3,697,442,999
Other Assets & Liabilities, Net		1,517,382
Net Assets		3,698,960,381

At February 28, 2021, securities and/or cash totaling $2,419,465 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	70	03/2021	USD	13,332,200	508,210	—
S&P 500 Index E-mini	42	03/2021	USD	7,999,320	—	(18,754)
Total					508,210	(18,754)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Ameriprise Financial, Inc.
	2,233,812	122,905	(177,364)	804,732	2,984,085	331,315	60,700	13,488
Columbia Short-Term Cash Fund, 0.086%
	31,165,087	736,027,975	(749,510,200)	3,173	17,686,035	(32,256)	131,211	17,687,804
Total	33,398,899			807,905	20,670,120	299,059	191,911

(d)	The rate shown is the seven-day current annualized yield at February 28, 2021.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
February 28, 2021
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	407,668,757	—	—	407,668,757
Consumer Discretionary	456,245,296	—	—	456,245,296
Consumer Staples	219,819,399	—	—	219,819,399
Energy	104,462,961	—	—	104,462,961
Financials	413,370,404	—	—	413,370,404
Health Care	482,603,049	—	—	482,603,049
Industrials	309,979,597	—	—	309,979,597
Information Technology	1,007,101,101	—	—	1,007,101,101
Materials	96,690,116	—	—	96,690,116
Real Estate	89,325,227	—	—	89,325,227
Utilities	92,491,057	—	—	92,491,057
Total Common Stocks	3,679,756,964	—	—	3,679,756,964
Money Market Funds	17,686,035	—	—	17,686,035
Total Investments in Securities	3,697,442,999	—	—	3,697,442,999
Investments in Derivatives
Asset
Futures Contracts	508,210	—	—	508,210
Liability
Futures Contracts	(18,754)	—	—	(18,754)
Total	3,697,932,455	—	—	3,697,932,455
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Index Fund | Annual Report 2021

Statement of Assets and Liabilities
February 28, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,121,250,019)	$3,676,772,879
Affiliated issuers (cost $17,964,500)	20,670,120
Cash	239
Receivable for:
Capital shares sold	1,534,669
Dividends	5,067,505
Foreign tax reclaims	976
Expense reimbursement due from Investment Manager	161
Total assets	3,704,046,549
Liabilities
Payable for:
Investments purchased	625,107
Capital shares purchased	4,047,896
Variation margin for futures contracts	105,280
Management services fees	20,370
Distribution and/or service fees	4,069
Compensation of board members	283,446
Total liabilities	5,086,168
Net assets applicable to outstanding capital stock	$3,698,960,381
Represented by
Paid in capital	1,035,390,801
Total distributable earnings (loss)	2,663,569,580
Total - representing net assets applicable to outstanding capital stock	$3,698,960,381
Class A
Net assets	$588,972,472
Shares outstanding	10,312,952
Net asset value per share	$57.11
Institutional Class
Net assets	$2,441,778,627
Shares outstanding	42,454,595
Net asset value per share	$57.52
Institutional 2 Class
Net assets	$383,657,673
Shares outstanding	6,552,539
Net asset value per share	$58.55
Institutional 3 Class
Net assets	$284,551,609
Shares outstanding	5,040,555
Net asset value per share	$56.45
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2021	19

Statement of Operations
Year Ended February 28, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$62,771,400
Dividends — affiliated issuers	191,911
Interfund lending	62
Total income	62,963,373
Expenses:
Management services fees	6,712,893
Distribution and/or service fees
Class A	1,425,190
Compensation of board members	96,244
Interest on collateral	1,582
Total expenses	8,235,909
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(81,075)
Expense reduction	(2,213)
Total net expenses	8,152,621
Net investment income	54,810,752
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	194,670,436
Investments — affiliated issuers	299,059
Futures contracts	18,221,366
Net realized gain	213,190,861
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	675,234,477
Investments — affiliated issuers	807,905
Futures contracts	3,335,826
Net change in unrealized appreciation (depreciation)	679,378,208
Net realized and unrealized gain	892,569,069
Net increase in net assets resulting from operations	$947,379,821
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Index Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended February 28, 2021	Year Ended February 29, 2020
Operations
Net investment income	$54,810,752	$63,437,690
Net realized gain	213,190,861	222,971,954
Net change in unrealized appreciation (depreciation)	679,378,208	(15,110,160)
Net increase in net assets resulting from operations	947,379,821	271,299,484
Distributions to shareholders
Net investment income and net realized gains
Class A	(43,630,444)	(66,153,830)
Institutional Class	(175,685,793)	(219,833,585)
Institutional 2 Class	(26,445,019)	(33,886,772)
Institutional 3 Class	(16,609,539)	(10,828,920)
Total distributions to shareholders	(262,370,795)	(330,703,107)
Decrease in net assets from capital stock activity	(65,602,628)	(103,762,339)
Total increase (decrease) in net assets	619,406,398	(163,165,962)
Net assets at beginning of year	3,079,553,983	3,242,719,945
Net assets at end of year	$3,698,960,381	$3,079,553,983
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2021	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2021		February 29, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,406,919	119,240,592	2,673,174	133,945,597
Distributions reinvested	791,433	40,464,807	1,227,614	60,363,226
Redemptions	(5,182,455)	(258,573,583)	(6,644,814)	(333,488,086)
Net decrease	(1,984,103)	(98,868,184)	(2,744,026)	(139,179,263)
Institutional Class
Subscriptions	7,620,149	384,230,990	7,474,928	374,259,348
Distributions reinvested	2,868,850	148,454,404	3,690,482	182,829,027
Redemptions	(13,074,721)	(664,658,369)	(10,074,191)	(505,004,711)
Net increase (decrease)	(2,585,722)	(131,972,975)	1,091,219	52,083,664
Institutional 2 Class
Subscriptions	1,761,647	88,895,172	1,465,664	75,091,232
Distributions reinvested	494,119	26,039,449	670,343	33,706,797
Redemptions	(2,164,828)	(113,594,354)	(2,495,254)	(127,811,335)
Net increase (decrease)	90,938	1,340,267	(359,247)	(19,013,306)
Institutional 3 Class
Subscriptions	7,103,264	302,417,230	3,171,942	154,038,825
Distributions reinvested	323,937	16,596,829	223,497	10,825,775
Redemptions	(3,485,931)	(155,115,795)	(3,247,613)	(162,518,034)
Net increase	3,941,270	163,898,264	147,826	2,346,566
Total net decrease	(537,617)	(65,602,628)	(1,864,228)	(103,762,339)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Large Cap Index Fund | Annual Report 2021

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Columbia Large Cap Index Fund | Annual Report 2021	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2021	$47.14	0.73	13.20	13.93	(0.78)	(3.18)	(3.96)
Year Ended 2/29/2020	$48.30	0.84	2.97	3.81	(0.88)	(4.09)	(4.97)
Year Ended 2/28/2019	$50.42	0.81	1.18	1.99	(0.83)	(3.28)	(4.11)
Year Ended 2/28/2018	$45.16	0.73	6.65	7.38	(0.77)	(1.35)	(2.12)
Year Ended 2/28/2017	$37.05	0.73	8.24	8.97	(0.73)	(0.13)	(0.86)
Institutional Class
Year Ended 2/28/2021	$47.44	0.86	13.31	14.17	(0.91)	(3.18)	(4.09)
Year Ended 2/29/2020	$48.57	0.98	2.98	3.96	(1.00)	(4.09)	(5.09)
Year Ended 2/28/2019	$50.68	0.94	1.18	2.12	(0.95)	(3.28)	(4.23)
Year Ended 2/28/2018	$45.38	0.85	6.69	7.54	(0.89)	(1.35)	(2.24)
Year Ended 2/28/2017	$37.22	0.84	8.28	9.12	(0.83)	(0.13)	(0.96)
Institutional 2 Class
Year Ended 2/28/2021	$48.23	0.88	13.53	14.41	(0.91)	(3.18)	(4.09)
Year Ended 2/29/2020	$49.30	0.99	3.03	4.02	(1.00)	(4.09)	(5.09)
Year Ended 2/28/2019	$51.38	0.95	1.20	2.15	(0.95)	(3.28)	(4.23)
Year Ended 2/28/2018	$45.98	0.87	6.77	7.64	(0.89)	(1.35)	(2.24)
Year Ended 2/28/2017	$37.70	0.85	8.39	9.24	(0.83)	(0.13)	(0.96)
Institutional 3 Class
Year Ended 2/28/2021	$46.63	0.83	13.08	13.91	(0.91)	(3.18)	(4.09)
Year Ended 2/29/2020	$47.81	0.98	2.93	3.91	(1.00)	(4.09)	(5.09)
Year Ended 2/28/2019	$49.95	0.92	1.17	2.09	(0.95)	(3.28)	(4.23)
Year Ended 2/28/2018(g)	$45.37	0.98	5.84	6.82	(0.89)	(1.35)	(2.24)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Large Cap Index Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2021	$57.11	30.69%	0.45%(c)	0.45%(c),(d)	1.43%	11%	$588,972
Year Ended 2/29/2020	$47.14	7.70%	0.45%	0.45%(d)	1.68%	7%	$579,726
Year Ended 2/28/2019	$48.30	4.19%	0.45%(e)	0.45%(d),(e)	1.64%	6%	$726,445
Year Ended 2/28/2018	$50.42	16.59%	0.45%	0.45%(d)	1.53%	2%	$954,529
Year Ended 2/28/2017	$45.16	24.40%	0.45%(f)	0.45%(d),(f)	1.77%	4%	$1,071,791
Institutional Class
Year Ended 2/28/2021	$57.52	31.02%	0.20%(c)	0.20%(c),(d)	1.67%	11%	$2,441,779
Year Ended 2/29/2020	$47.44	7.97%	0.20%	0.20%(d)	1.94%	7%	$2,136,890
Year Ended 2/28/2019	$48.57	4.46%	0.20%(e)	0.20%(d),(e)	1.89%	6%	$2,134,512
Year Ended 2/28/2018	$50.68	16.88%	0.20%	0.20%(d)	1.78%	2%	$2,390,677
Year Ended 2/28/2017	$45.38	24.72%	0.20%(f)	0.20%(d),(f)	2.02%	4%	$2,259,128
Institutional 2 Class
Year Ended 2/28/2021	$58.55	31.01%	0.20%(c)	0.20%(c)	1.67%	11%	$383,658
Year Ended 2/29/2020	$48.23	7.97%	0.20%	0.20%	1.93%	7%	$311,674
Year Ended 2/28/2019	$49.30	4.45%	0.20%(e)	0.20%(e)	1.89%	6%	$336,271
Year Ended 2/28/2018	$51.38	16.87%	0.20%	0.20%	1.78%	2%	$372,379
Year Ended 2/28/2017	$45.98	24.73%	0.20%(f)	0.20%(f)	2.02%	4%	$361,419
Institutional 3 Class
Year Ended 2/28/2021	$56.45	31.00%	0.20%(c)	0.20%(c)	1.63%	11%	$284,552
Year Ended 2/29/2020	$46.63	7.99%	0.20%	0.20%	1.98%	7%	$51,264
Year Ended 2/28/2019	$47.81	4.46%	0.20%(e)	0.20%(e)	1.91%	6%	$45,493
Year Ended 2/28/2018(g)	$49.95	15.29%	0.21%	0.20%	2.01%	2%	$552
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Index Fund | Annual Report 2021	25

Notes to Financial Statements
February 28, 2021
Note 1. Organization
Columbia Large Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
26	Columbia Large Cap Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Large Cap Index Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
February 28, 2021
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
28	Columbia Large Cap Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	508,210*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	18,754*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	18,221,366

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	3,335,826
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	55,584,735

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a
Columbia Large Cap Index Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
February 28, 2021
wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
30	Columbia Large Cap Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2021, these minimum account balance fees reduced total expenses of the Fund by $2,213.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Columbia Large Cap Index Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
February 28, 2021
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through June 30, 2021
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(983,621)	983,621	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
32	Columbia Large Cap Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2021			Year Ended February 29, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
77,313,814	185,056,981	262,370,795	63,027,455	267,675,652	330,703,107
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
10,823,422	119,649,378	—	2,533,374,242
At February 28, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,164,558,212	2,573,568,441	(40,194,199)	2,533,374,242
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $350,576,083 and $595,811,720, respectively, for the year ended February 28, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Large Cap Index Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
February 28, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	3,600,000	0.61	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended February 28, 2021.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the
34	Columbia Large Cap Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its underlying index. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of, its underlying index, regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At February 28, 2021, affiliated shareholders of record owned 33.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Large Cap Index Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
February 28, 2021
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
36	Columbia Large Cap Index Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Index Fund | Annual Report 2021	37

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
78.51%	76.45%	2.31%	$204,031,866
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	172	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
38	Columbia Large Cap Index Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	172	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	172	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	170	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	170	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	170	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Large Cap Index Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	172	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	172	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	170	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	170
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	170	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
40	Columbia Large Cap Index Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	172	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	172	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	172	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Large Cap Index Fund | Annual Report 2021	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	170	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	172	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST I, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	172	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
42	Columbia Large Cap Index Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015).
Columbia Large Cap Index Fund | Annual Report 2021	43

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	1,166,986,012	16,252,243	0
Kathleen Blatz	1,167,818,192	15,420,063	0
Pamela G. Carlton	1,167,761,255	15,477,001	0
Janet Langford Carrig	1,169,443,247	13,795,008	0
J. Kevin Connaughton	1,168,554,731	14,683,525	0
Olive M. Darragh	1,169,004,224	14,234,032	0
Patricia M. Flynn	1,168,110,224	15,128,031	0
Brian J. Gallagher	1,166,931,187	16,307,068	0
Douglas A. Hacker	1,168,253,721	14,984,535	0
Nancy T. Lukitsh	1,169,128,202	14,110,053	0
David M. Moffett	1,167,387,510	15,850,745	0
Catherine James Paglia	1,167,159,143	16,079,112	0
Anthony M. Santomero	1,166,760,857	16,477,398	0
Minor M. Shaw	1,165,931,084	17,307,171	0
Natalie A. Trunow	1,168,907,601	14,330,655	0
Sandra Yeager	1,167,549,796	15,688,459	0
Christopher O. Petersen	1,167,593,463	15,644,793	0
44	Columbia Large Cap Index Fund | Annual Report 2021

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Columbia Large Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN175_02_L01_(04/21)

Annual Report
February 28, 2021
Columbia Large Cap Growth Opportunity Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Growth Opportunity Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Growth Opportunity Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term growth of capital.
Portfolio management
Nicolas Janvier, CFA
Co-Portfolio Manager
Managed Fund since October 2020
Effective March 1, 2021, Tchintcia Barros no longer serves as a portfolio manager for the Fund.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/31/97	50.88	21.68	14.86
	Including sales charges		42.18	20.24	14.18
Advisor Class*		11/08/12	51.34	21.98	15.10
Class C	Excluding sales charges	12/31/97	49.77	20.77	14.01
	Including sales charges		48.77	20.77	14.01
Institutional Class		12/31/97	51.34	22.00	15.16
Institutional 2 Class*		12/11/13	51.43	22.07	15.16
Institutional 3 Class*		03/01/17	51.47	22.04	15.04
Class R*		10/26/16	50.57	21.38	14.58
Russell 1000 Growth Index			44.26	22.22	16.45
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to November 2015, when the Investment Manager assumed day-to-day portfolio management responsibilities over the Fund, reflects returns achieved by a subadviser that managed the Fund according to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2011 — February 28, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2021)
Common Stocks	98.8
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2021)
Communication Services	13.0
Consumer Discretionary	15.3
Consumer Staples	0.4
Energy	0.5
Financials	2.7
Health Care	14.8
Industrials	6.1
Information Technology	45.0
Materials	1.1
Real Estate	1.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Growth Opportunity Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2021, the Fund’s Class A shares returned 50.88% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 44.26% during the same time period.
Market overview
U.S. equities finished the 12 months ended February 28, 2021 with a robust gain, although the journey was anything but smooth. Markets plunged at the start of the period amid mounting concerns about the impact of the COVID-19 pandemic on the economy. Policymakers reacted quickly and with measures of unprecedented scope, highlighted in March by the U.S. Federal Reserve slashing short-term interest rates to zero and Congress passing a $2 trillion stimulus package. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus.
While the growth style outperformed value for the overall 12-month period, largely reflecting outsize gains in mega-cap technology stocks, this trend reversed in the second half of the year with value stocks outperforming growth stocks by a wide margin. Within the benchmark, performance was led by the consumer discretionary, information technology and communication services sectors, while real estate, consumer staples and energy were the biggest laggards.
The Fund’s notable contributors during the period
•	The Fund’s outperformance of its benchmark during the period was driven by strong broad-based stock selection, with sector allocations a secondary contributor.
•	Stock selection within, as well as an overweight allocation to, the consumer discretionary sector contributed most strongly to the Fund’s performance versus its benchmark.
•	Stock selection within health care, consumer staples and information technology also aided the Fund’s relative performance to a notable degree.
•	An underweight to consumer staples and an overweight to information technology also helped.
•	Individual holdings that were notable contributors included the Fund’s position in electric care and clean energy company Tesla Motors, Inc., online payment processor PayPal Holdings, Inc., semiconductor company NVIDIA Corp. and an out-of-benchmark position in biotech company Novavax, Inc.
•	Not owning shares in aircraft manufacturer Boeing, Inc., also benefited relative results as the company delivered negative results for the benchmark.
The Fund’s notable detractors during the period
•	Stock selection in the financials and communication services sectors detracted from the Fund’s performance versus the benchmark during the period.
•	The Fund’s cash position during the period also weighed on relative results.
•	Individual holdings that detracted most from the Fund’s performance versus its benchmark included financial services provider Fidelity National Information Services, Inc., and aerospace and defense companies Spirit AeroSystems Holdings, Inc. and L3Harris Technologies, Inc.
•	An out-of-benchmark position in Citigroup, Inc. hindered results, as well as the Fund’s underweight allocation, as compared to the benchmark, in Apple, Inc.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Large Cap Growth Opportunity Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2020 — February 28, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,089.90	1,019.42	5.33	5.15	1.04
Advisor Class	1,000.00	1,000.00	1,091.80	1,020.65	4.05	3.91	0.79
Class C	1,000.00	1,000.00	1,086.30	1,015.74	9.16	8.85	1.79
Institutional Class	1,000.00	1,000.00	1,091.60	1,020.65	4.05	3.91	0.79
Institutional 2 Class	1,000.00	1,000.00	1,092.10	1,020.94	3.74	3.62	0.73
Institutional 3 Class	1,000.00	1,000.00	1,092.20	1,021.14	3.54	3.42	0.69
Class R	1,000.00	1,000.00	1,089.10	1,018.19	6.61	6.38	1.29
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2021	7

Portfolio of Investments
February 28, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.0%
Issuer	Shares	Value ($)
Communication Services 12.9%
Entertainment 1.2%
Electronic Arts, Inc.	159,550	21,374,914
Interactive Media & Services 10.2%
Alphabet, Inc., Class A(a)	47,592	96,226,741
Facebook, Inc., Class A(a)	212,779	54,816,126
Match Group, Inc.(a)	250,782	38,332,028
Total		189,374,895
Media 1.5%
Comcast Corp., Class A	513,388	27,065,815
Total Communication Services		237,815,624
Consumer Discretionary 15.2%
Automobiles 1.3%
Tesla Motors, Inc.(a)	34,565	23,348,658
Internet & Direct Marketing Retail 6.9%
Amazon.com, Inc.(a)	41,451	128,205,041
Multiline Retail 2.0%
Target Corp.	198,810	36,469,706
Specialty Retail 3.2%
Home Depot, Inc. (The)	135,454	34,993,186
TJX Companies, Inc. (The)	375,543	24,782,083
Total		59,775,269
Textiles, Apparel & Luxury Goods 1.8%
lululemon athletica, Inc.(a)	58,736	18,306,836
Under Armour, Inc., Class A(a)	657,475	14,392,128
Total		32,698,964
Total Consumer Discretionary		280,497,638
Consumer Staples 0.5%
Food & Staples Retailing 0.5%
Costco Wholesale Corp.	25,621	8,480,551
Total Consumer Staples		8,480,551
Energy 0.5%
Oil, Gas & Consumable Fuels 0.5%
Renewable Energy Group, Inc.(a)	128,341	9,981,080
Total Energy		9,981,080
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 2.6%
Capital Markets 2.6%
Intercontinental Exchange, Inc.	362,261	39,961,011
Virtu Financial, Inc. Class A	332,400	9,064,548
Total		49,025,559
Total Financials		49,025,559
Health Care 14.6%
Biotechnology 1.6%
Exact Sciences Corp.(a)	161,714	22,012,510
Novavax, Inc.(a)	37,375	8,642,221
Total		30,654,731
Health Care Equipment & Supplies 4.4%
Abbott Laboratories	260,671	31,223,172
Danaher Corp.	108,600	23,856,162
Medtronic PLC	224,048	26,206,895
Total		81,286,229
Health Care Providers & Services 1.0%
Humana, Inc.	49,823	18,915,302
Life Sciences Tools & Services 3.0%
10X Genomics, Inc., Class A(a)	84,579	15,054,216
IQVIA Holdings, Inc.(a)	207,003	39,908,108
Total		54,962,324
Pharmaceuticals 4.6%
Bristol-Myers Squibb Co.	415,524	25,484,087
Eli Lilly and Co.	206,247	42,257,948
Horizon Therapeutics PLC(a)	184,399	16,763,713
Total		84,505,748
Total Health Care		270,324,334
Industrials 6.0%
Aerospace & Defense 1.3%
Howmet Aerospace, Inc.(a)	850,169	23,898,251
Electrical Equipment 2.2%
AMETEK, Inc.	234,371	27,648,747
Array Technologies, Inc.(a)	330,293	12,247,264
Total		39,896,011
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Growth Opportunity Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 2.5%
Lyft, Inc., Class A(a)	338,228	18,839,300
Norfolk Southern Corp.	112,668	28,399,096
Total		47,238,396
Total Industrials		111,032,658
Information Technology 44.5%
Electronic Equipment, Instruments & Components 2.5%
TE Connectivity Ltd.	204,624	26,607,258
Trimble Navigation Ltd.(a)	263,841	19,561,172
Total		46,168,430
IT Services 9.3%
Fidelity National Information Services, Inc.	280,473	38,705,274
MasterCard, Inc., Class A	203,855	72,134,092
PayPal Holdings, Inc.(a)	235,091	61,088,396
Total		171,927,762
Semiconductors & Semiconductor Equipment 8.6%
Broadcom, Inc.	97,282	45,709,893
Lam Research Corp.	66,993	37,997,760
NVIDIA Corp.	127,086	69,716,838
SunPower Corp.(a)	137,717	4,788,420
Total		158,212,911
Software 18.6%
Adobe, Inc.(a)	113,520	52,181,738
Atlassian Corp. PLC, Class A(a)	91,606	21,774,746
Bill.com Holdings, Inc.(a)	95,862	15,818,189
Intuit, Inc.	124,351	48,514,299
Common Stocks (continued)
Issuer	Shares	Value ($)
Microsoft Corp.	731,210	169,918,580
ServiceNow, Inc.(a)	68,469	36,525,473
Total		344,733,025
Technology Hardware, Storage & Peripherals 5.5%
Apple, Inc.	844,321	102,382,365
Total Information Technology		823,424,493
Materials 1.1%
Chemicals 1.1%
Albemarle Corp.	125,207	19,683,792
Total Materials		19,683,792
Real Estate 1.1%
Equity Real Estate Investment Trusts (REITS) 1.1%
Equinix, Inc.	31,174	20,211,351
Total Real Estate		20,211,351
Total Common Stocks (Cost $974,963,635)		1,830,477,080

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.086%(b),(c)	22,808,794	22,806,514
Total Money Market Funds (Cost $22,806,489)		22,806,514
Total Investments in Securities (Cost: $997,770,124)		1,853,283,594
Other Assets & Liabilities, Net		(4,312,766)
Net Assets		1,848,970,828

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.086%
	5,011,288	363,991,294	(346,196,052)	(16)	22,806,514	(322)	18,703	22,808,794
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
February 28, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	237,815,624	—	—	237,815,624
Consumer Discretionary	280,497,638	—	—	280,497,638
Consumer Staples	8,480,551	—	—	8,480,551
Energy	9,981,080	—	—	9,981,080
Financials	49,025,559	—	—	49,025,559
Health Care	270,324,334	—	—	270,324,334
Industrials	111,032,658	—	—	111,032,658
Information Technology	823,424,493	—	—	823,424,493
Materials	19,683,792	—	—	19,683,792
Real Estate	20,211,351	—	—	20,211,351
Total Common Stocks	1,830,477,080	—	—	1,830,477,080
Money Market Funds	22,806,514	—	—	22,806,514
Total Investments in Securities	1,853,283,594	—	—	1,853,283,594
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Growth Opportunity Fund | Annual Report 2021

Statement of Assets and Liabilities
February 28, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $974,963,635)	$1,830,477,080
Affiliated issuers (cost $22,806,489)	22,806,514
Receivable for:
Capital shares sold	618,200
Dividends	1,294,148
Expense reimbursement due from Investment Manager	2,259
Prepaid expenses	28,247
Total assets	1,855,226,448
Liabilities
Payable for:
Investments purchased	4,108,531
Capital shares purchased	1,317,288
Management services fees	35,336
Distribution and/or service fees	9,308
Transfer agent fees	187,510
Compensation of board members	541,353
Compensation of chief compliance officer	13
Other expenses	56,281
Total liabilities	6,255,620
Net assets applicable to outstanding capital stock	$1,848,970,828
Represented by
Paid in capital	828,094,451
Total distributable earnings (loss)	1,020,876,377
Total - representing net assets applicable to outstanding capital stock	$1,848,970,828
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2021	11

Statement of Assets and Liabilities  (continued)
February 28, 2021
Class A
Net assets	$1,197,120,638
Shares outstanding	51,214,530
Net asset value per share	$23.37
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$24.80
Advisor Class
Net assets	$24,768,283
Shares outstanding	914,737
Net asset value per share	$27.08
Class C
Net assets	$29,862,663
Shares outstanding	2,176,699
Net asset value per share	$13.72
Institutional Class
Net assets	$536,601,877
Shares outstanding	20,598,365
Net asset value per share	$26.05
Institutional 2 Class
Net assets	$34,107,986
Shares outstanding	1,242,195
Net asset value per share	$27.46
Institutional 3 Class
Net assets	$1,617,604
Shares outstanding	61,577
Net asset value per share	$26.27
Class R
Net assets	$24,891,777
Shares outstanding	1,062,090
Net asset value per share	$23.44
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Growth Opportunity Fund | Annual Report 2021

Statement of Operations
Year Ended February 28, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$14,580,510
Dividends — affiliated issuers	18,703
Foreign taxes withheld	(8,587)
Total income	14,590,626
Expenses:
Management services fees	11,585,002
Distribution and/or service fees
Class A	2,639,628
Class C	338,044
Class R	112,652
Transfer agent fees
Class A	1,284,586
Advisor Class	24,957
Class C	41,378
Institutional Class	574,346
Institutional 2 Class	14,204
Institutional 3 Class	187
Class R	27,451
Compensation of board members	109,973
Custodian fees	11,513
Printing and postage fees	84,020
Registration fees	117,477
Audit fees	29,500
Legal fees	23,343
Interest on interfund lending	65
Compensation of chief compliance officer	355
Other	75,694
Total expenses	17,094,375
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,049,983)
Expense reduction	(1,155)
Total net expenses	16,043,237
Net investment loss	(1,452,611)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	280,519,366
Investments — affiliated issuers	(322)
Net realized gain	280,519,044
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	388,546,045
Investments — affiliated issuers	(16)
Net change in unrealized appreciation (depreciation)	388,546,029
Net realized and unrealized gain	669,065,073
Net increase in net assets resulting from operations	$667,612,462
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2021	13

Statement of Changes in Net Assets
	Year Ended February 28, 2021	Year Ended February 29, 2020
Operations
Net investment loss	$(1,452,611)	$(1,522,137)
Net realized gain	280,519,044	218,112,706
Net change in unrealized appreciation (depreciation)	388,546,029	(18,779,714)
Net increase in net assets resulting from operations	667,612,462	197,810,855
Distributions to shareholders
Net investment income and net realized gains
Class A	(139,067,738)	(91,976,806)
Advisor Class	(2,393,609)	(2,372,940)
Class C	(7,102,003)	(6,218,009)
Institutional Class	(56,589,107)	(39,564,337)
Institutional 2 Class	(2,823,471)	(1,589,099)
Institutional 3 Class	(148,617)	(73,495)
Class R	(2,936,930)	(2,241,486)
Total distributions to shareholders	(211,061,475)	(144,036,172)
Decrease in net assets from capital stock activity	(28,132,733)	(157,007,442)
Total increase (decrease) in net assets	428,418,254	(103,232,759)
Net assets at beginning of year	1,420,552,574	1,523,785,333
Net assets at end of year	$1,848,970,828	$1,420,552,574
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Growth Opportunity Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2021		February 29, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,422,730	70,474,490	2,942,055	53,053,134
Distributions reinvested	4,639,656	95,516,492	3,565,912	63,599,348
Redemptions	(8,579,194)	(176,910,830)	(8,884,378)	(162,380,630)
Net decrease	(516,808)	(10,919,848)	(2,376,411)	(45,728,148)
Advisor Class
Subscriptions	165,478	4,086,134	152,256	3,126,971
Distributions reinvested	100,397	2,391,082	117,417	2,371,747
Redemptions	(238,356)	(5,336,921)	(747,396)	(15,204,476)
Net increase (decrease)	27,519	1,140,295	(477,723)	(9,705,758)
Class C
Subscriptions	234,359	2,963,551	180,883	2,159,733
Distributions reinvested	516,051	6,379,511	432,903	5,020,316
Redemptions	(1,834,992)	(23,330,991)	(2,251,655)	(27,388,520)
Net decrease	(1,084,582)	(13,987,929)	(1,637,869)	(20,208,471)
Institutional Class
Subscriptions	2,082,903	49,431,380	1,372,045	27,161,104
Distributions reinvested	2,026,959	46,394,110	1,670,174	32,614,073
Redemptions	(4,660,306)	(105,713,887)	(7,235,914)	(144,163,493)
Net decrease	(550,444)	(9,888,397)	(4,193,695)	(84,388,316)
Institutional 2 Class
Subscriptions	386,942	9,958,955	463,220	9,736,148
Distributions reinvested	116,706	2,823,471	77,701	1,588,715
Redemptions	(236,211)	(5,413,625)	(200,912)	(4,228,728)
Net increase	267,437	7,368,801	340,009	7,096,135
Institutional 3 Class
Subscriptions	16,456	405,374	20,334	415,755
Distributions reinvested	5,773	133,915	3,428	67,329
Redemptions	(5,468)	(136,117)	(20,523)	(411,573)
Net increase	16,761	403,172	3,239	71,511
Class R
Subscriptions	225,630	4,581,580	162,535	3,008,794
Distributions reinvested	141,690	2,923,196	122,734	2,200,623
Redemptions	(488,697)	(9,753,603)	(507,884)	(9,353,812)
Net decrease	(121,377)	(2,248,827)	(222,615)	(4,144,395)
Total net decrease	(1,961,494)	(28,132,733)	(8,565,065)	(157,007,442)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2021	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2021	$17.67	(0.03)	8.53	8.50	(2.80)	(2.80)
Year Ended 2/29/2020	$17.18	(0.03)	2.34	2.31	(1.82)	(1.82)
Year Ended 2/28/2019	$18.33	(0.03)	0.75	0.72	(1.87)	(1.87)
Year Ended 2/28/2018	$15.74	(0.01)	3.66	3.65	(1.06)	(1.06)
Year Ended 2/28/2017	$14.87	0.02	2.84	2.86	(1.99)	(1.99)
Advisor Class
Year Ended 2/28/2021	$20.07	0.02	9.79	9.81	(2.80)	(2.80)
Year Ended 2/29/2020	$19.26	0.02	2.61	2.63	(1.82)	(1.82)
Year Ended 2/28/2019	$20.27	0.02	0.85	0.87	(1.88)	(1.88)
Year Ended 2/28/2018	$17.30	0.03	4.03	4.06	(1.09)	(1.09)
Year Ended 2/28/2017	$16.13	0.06	3.10	3.16	(1.99)	(1.99)
Class C
Year Ended 2/28/2021	$11.35	(0.11)	5.28	5.17	(2.80)	(2.80)
Year Ended 2/29/2020	$11.70	(0.11)	1.58	1.47	(1.82)	(1.82)
Year Ended 2/28/2019	$13.14	(0.12)	0.53	0.41	(1.85)	(1.85)
Year Ended 2/28/2018	$11.58	(0.10)	2.66	2.56	(1.00)	(1.00)
Year Ended 2/28/2017	$11.51	(0.07)	2.13	2.06	(1.99)	(1.99)
Institutional Class
Year Ended 2/28/2021	$19.39	0.02	9.44	9.46	(2.80)	(2.80)
Year Ended 2/29/2020	$18.66	0.02	2.53	2.55	(1.82)	(1.82)
Year Ended 2/28/2019	$19.70	0.02	0.82	0.84	(1.88)	(1.88)
Year Ended 2/28/2018	$16.84	0.03	3.92	3.95	(1.09)	(1.09)
Year Ended 2/28/2017	$15.74	0.06	3.03	3.09	(1.99)	(1.99)
Institutional 2 Class
Year Ended 2/28/2021	$20.31	0.04	9.91	9.95	(2.80)	(2.80)
Year Ended 2/29/2020	$19.46	0.03	2.64	2.67	(1.82)	(1.82)
Year Ended 2/28/2019	$20.45	0.03	0.86	0.89	(1.88)	(1.88)
Year Ended 2/28/2018	$17.44	0.05	4.06	4.11	(1.10)	(1.10)
Year Ended 2/28/2017	$16.23	0.08	3.12	3.20	(1.99)	(1.99)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Growth Opportunity Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2021	$23.37	50.88%	1.11%(c)	1.04%(c),(d)	(0.15%)	44%	$1,197,121
Year Ended 2/29/2020	$17.67	13.54%	1.12%	1.04%(d)	(0.16%)	42%	$913,905
Year Ended 2/28/2019	$17.18	4.19%	1.12%	1.08%(d)	(0.16%)	23%	$929,808
Year Ended 2/28/2018	$18.33	23.65%	1.12%	1.12%(d)	(0.07%)	37%	$850,411
Year Ended 2/28/2017	$15.74	20.85%	1.18%(e)	1.17%(d),(e)	0.11%	29%	$840,034
Advisor Class
Year Ended 2/28/2021	$27.08	51.34%	0.86%(c)	0.79%(c),(d)	0.10%	44%	$24,768
Year Ended 2/29/2020	$20.07	13.75%	0.87%	0.79%(d)	0.09%	42%	$17,809
Year Ended 2/28/2019	$19.26	4.53%	0.87%	0.83%(d)	0.09%	23%	$26,286
Year Ended 2/28/2018	$20.27	23.93%	0.87%	0.87%(d)	0.18%	37%	$27,793
Year Ended 2/28/2017	$17.30	21.11%	0.92%(e)	0.92%(d),(e)	0.32%	29%	$24,411
Class C
Year Ended 2/28/2021	$13.72	49.77%	1.86%(c)	1.79%(c),(d)	(0.90%)	44%	$29,863
Year Ended 2/29/2020	$11.35	12.66%	1.87%	1.80%(d)	(0.91%)	42%	$37,004
Year Ended 2/28/2019	$11.70	3.46%	1.86%	1.84%(d)	(0.96%)	23%	$57,316
Year Ended 2/28/2018	$13.14	22.74%	1.87%	1.87%(d)	(0.79%)	37%	$291,221
Year Ended 2/28/2017	$11.58	19.89%	1.91%(e)	1.91%(d),(e)	(0.63%)	29%	$426,640
Institutional Class
Year Ended 2/28/2021	$26.05	51.34%	0.86%(c)	0.79%(c),(d)	0.10%	44%	$536,602
Year Ended 2/29/2020	$19.39	13.76%	0.87%	0.79%(d)	0.09%	42%	$410,156
Year Ended 2/28/2019	$18.66	4.51%	0.87%	0.83%(d)	0.09%	23%	$472,922
Year Ended 2/28/2018	$19.70	23.93%	0.87%	0.87%(d)	0.19%	37%	$537,229
Year Ended 2/28/2017	$16.84	21.19%	0.90%(e)	0.90%(d),(e)	0.37%	29%	$450,897
Institutional 2 Class
Year Ended 2/28/2021	$27.46	51.43%	0.79%(c)	0.73%(c)	0.15%	44%	$34,108
Year Ended 2/29/2020	$20.31	13.81%	0.80%	0.73%	0.16%	42%	$19,798
Year Ended 2/28/2019	$19.46	4.60%	0.80%	0.76%	0.17%	23%	$12,349
Year Ended 2/28/2018	$20.45	24.04%	0.80%	0.80%	0.26%	37%	$9,310
Year Ended 2/28/2017	$17.44	21.23%	0.83%(e)	0.83%(e)	0.46%	29%	$8,530
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2021	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2021	$19.52	0.05	9.50	9.55	(2.80)	(2.80)
Year Ended 2/29/2020	$18.75	0.04	2.55	2.59	(1.82)	(1.82)
Year Ended 2/28/2019	$19.77	0.04	0.82	0.86	(1.88)	(1.88)
Year Ended 2/28/2018(f)	$17.10	0.04	3.74	3.78	(1.11)	(1.11)
Class R
Year Ended 2/28/2021	$17.75	(0.08)	8.57	8.49	(2.80)	(2.80)
Year Ended 2/29/2020	$17.30	(0.07)	2.34	2.27	(1.82)	(1.82)
Year Ended 2/28/2019	$18.47	(0.07)	0.76	0.69	(1.86)	(1.86)
Year Ended 2/28/2018	$15.87	(0.05)	3.67	3.62	(1.02)	(1.02)
Year Ended 2/28/2017(g)	$14.69	(0.01)	1.30	1.29	(0.11)	(0.11)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class
02/28/2017	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Class R shares commenced operations on October 26, 2016. Per share data and total return reflect activity from that date.
(h)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Growth Opportunity Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2021	$26.27	51.47%	0.75%(c)	0.69%(c)	0.20%	44%	$1,618
Year Ended 2/29/2020	$19.52	13.91%	0.76%	0.69%	0.20%	42%	$875
Year Ended 2/28/2019	$18.75	4.61%	0.77%	0.71%	0.24%	23%	$780
Year Ended 2/28/2018(f)	$19.77	22.55%	0.76%	0.76%	0.19%	37%	$262
Class R
Year Ended 2/28/2021	$23.44	50.57%	1.36%(c)	1.29%(c),(d)	(0.40%)	44%	$24,892
Year Ended 2/29/2020	$17.75	13.20%	1.37%	1.30%(d)	(0.41%)	42%	$21,006
Year Ended 2/28/2019	$17.30	4.00%	1.37%	1.33%(d)	(0.41%)	23%	$24,324
Year Ended 2/28/2018	$18.47	23.28%	1.37%	1.37%(d)	(0.31%)	37%	$24,453
Year Ended 2/28/2017(g)	$15.87	8.81%	1.35%(h)	1.35%(d),(h)	(0.14%)(h)	29%	$26,278
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2021	19

Notes to Financial Statements
February 28, 2021
Note 1. Organization
Columbia Large Cap Growth Opportunity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
20	Columbia Large Cap Growth Opportunity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
February 28, 2021
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2021 was 0.71% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or other inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
22	Columbia Large Cap Growth Opportunity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 28, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.02
Class R	0.12
Columbia Large Cap Growth Opportunity Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
February 28, 2021
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2021, these minimum account balance fees reduced total expenses of the Fund by $1,155.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 28, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	137,540
Class C	—	1.00(b)	684

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through June 30, 2021
Class A	1.05%
Advisor Class	0.80
Class C	1.80
Institutional Class	0.80
Institutional 2 Class	0.73
Institutional 3 Class	0.69
Class R	1.30
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated
24	Columbia Large Cap Growth Opportunity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,948,663	(1,948,663)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2021			Year Ended February 29, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	211,061,475	211,061,475	—	144,036,172	144,036,172
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
84,472,665	82,770,433	—	854,171,083
At February 28, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
999,112,511	858,025,267	(3,854,184)	854,171,083
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
February 28, 2021
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $723,768,408 and $989,318,424, respectively, for the year ended February 28, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,100,000	0.70	3
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank,
26	Columbia Large Cap Growth Opportunity Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended February 28, 2021.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
February 28, 2021
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 28, 2021, one unaffiliated shareholder of record owned 25.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Large Cap Growth Opportunity Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Growth Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Growth Opportunity Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2021	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Capital gain dividend
$203,817,777
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	172	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	172	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
30	Columbia Large Cap Growth Opportunity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	172	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	170	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	170	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	170	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	172	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	172	Trustee, Catholic Schools Foundation since 2004
Columbia Large Cap Growth Opportunity Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	170	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	170
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	170	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	172	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
32	Columbia Large Cap Growth Opportunity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	172	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	172	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	170	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	172	Director, NAPE Education Foundation, October 2016-October 2020
Columbia Large Cap Growth Opportunity Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST I, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	172	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
34	Columbia Large Cap Growth Opportunity Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Large Cap Growth Opportunity Fund | Annual Report 2021	35

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	1,166,986,012	16,252,243	0
Kathleen Blatz	1,167,818,192	15,420,063	0
Pamela G. Carlton	1,167,761,255	15,477,001	0
Janet Langford Carrig	1,169,443,247	13,795,008	0
J. Kevin Connaughton	1,168,554,731	14,683,525	0
Olive M. Darragh	1,169,004,224	14,234,032	0
Patricia M. Flynn	1,168,110,224	15,128,031	0
Brian J. Gallagher	1,166,931,187	16,307,068	0
Douglas A. Hacker	1,168,253,721	14,984,535	0
Nancy T. Lukitsh	1,169,128,202	14,110,053	0
David M. Moffett	1,167,387,510	15,850,745	0
Catherine James Paglia	1,167,159,143	16,079,112	0
Anthony M. Santomero	1,166,760,857	16,477,398	0
Minor M. Shaw	1,165,931,084	17,307,171	0
Natalie A. Trunow	1,168,907,601	14,330,655	0
Sandra Yeager	1,167,549,796	15,688,459	0
Christopher O. Petersen	1,167,593,463	15,644,793	0
36	Columbia Large Cap Growth Opportunity Fund | Annual Report 2021

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Columbia Large Cap Growth Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN186_02_L01_(04/21)

Annual Report
February 28, 2021
Columbia Mid Cap Index Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Mid Cap Index Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Mid Cap Index Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) MidCap 400® Index.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Kaiyu Zhao
Portfolio Manager
Managed Fund since November 2020
Christopher Rowe
Portfolio Manager
Managed Fund since November 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2021)
	Inception	1 Year	5 Years	10 Years
Class A	05/31/00	39.13	14.65	11.16
Institutional Class	03/31/00	39.49	14.94	11.44
Institutional 2 Class*	11/08/12	39.52	14.93	11.45
Institutional 3 Class*	03/01/17	39.46	14.93	11.44
S&P MidCap 400 Index		39.79	15.20	11.68
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P MidCap 400 Index is a market-value weighted index that tracks the performance of 400 mid-cap U.S. companies.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Mid Cap Index Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2011 — February 28, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2021)
Common Stocks	98.8
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2021)
Communication Services	1.9
Consumer Discretionary	15.7
Consumer Staples	3.5
Energy	1.2
Financials	16.0
Health Care	11.2
Industrials	17.9
Information Technology	14.7
Materials	5.9
Real Estate	8.9
Utilities	3.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Mid Cap Index Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2021, the Fund’s Class A shares returned 39.13%. The Fund closely tracked its benchmark, the unmanaged S&P Mid Cap 400 Index, which returned 39.79% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
The robust returns of U.S. equities for the 12 months ended February 28, 2021 mask unprecedented market-shaking events and heightened volatility. The annual period began in March 2020 amidst the swiftest drawdown for the S&P 500 Index ever, as global financial markets were battered by news concerning the global spread of COVID-19 and the initiation of an economic lockdown. Reflecting a rebound in investor sentiment on then-unprecedented fiscal and monetary stimulus enacted at the end of March and on prospects of a gradual reopening of the U.S. economy, U.S. equities posted gains through the remainder of calendar year 2020 overall. September and October saw U.S. equity market declines on delays to another round of fiscal stimulus, uncertainty around the then-upcoming U.S. presidential election and threats of a second wave of COVID-19. However, in addition to a wide range of accommodative policies by the U.S. Federal Reserve (Fed), U.S. equities were supported before and after these months by stronger than expected corporate earnings, some positive economic data, encouraging COVID-19 vaccine developments, resolution to a contested U.S. presidential election, a fifth round of fiscal stimulus and indications the Fed would keep its interest rates near zero indefinitely. The fourth quarter of 2020 was notable for reversals of two long-standing trends — the outperformance of small-cap stocks over large-cap stocks and of value stocks over growth stocks.
U.S. equities were mixed in January 2021, with small-cap indices up and large-cap indices down. There was disappointment in the slow rollout of the COVID-19 vaccine effort and concerns about the spread of variants. Those worries did not dampen investor enthusiasm created by two vaccine approvals though. Also, corporate earnings reports generally beat consensus expectations. Major U.S. equity indices were then mostly higher in February. The House of Representatives passed President Biden’s $1.9 trillion relief package. COVID-19 infection and hospitalization trends improved significantly, even as the U.S. death toll passed a staggering 500,000. The pace of vaccinations improved, and a third COVID-19 vaccine was approved. U.S. small-cap stocks continued to outpace large-cap stocks in the first two months of 2021.
Despite the heightened volatility, small-cap and mid-cap stocks notably outperformed large caps for the annual period as a whole. Further, despite the rotation into cyclicals that began toward the end of 2020, growth stocks outperformed value stocks for the annual period overall across the capitalization spectrum.
The Fund’s notable contributors during the period
•	Ten of the eleven sectors of the S&P Mid Cap 400 Index posted a positive return during the 12 months ended February 28, 2021.
•	In terms of total return, consumer discretionary, information technology and health care were the best relative performers.
•	On the basis of impact, which takes weighting and total returns into account, information technology, consumer discretionary and industrials were the biggest contributors to the Index’s return.
•	The top performing industries on the basis of total return were semiconductors and semiconductor equipment; retailing; pharmaceuticals, biotechnology and life sciences; consumer services; and automobiles and components.
•	Top individual contributors within the S&P Mid Cap 400 Index during the annual period included solar power company Enphase Energy Inc.; generator manufacturer Generac Holdings Inc.; casino and racetrack operator Penn National Gaming, Inc.; technology power management solutions manufacturer Monolithic Power Systems, Inc.; and solar power optimization and photovoltaic monitoring solutions provider SolarEdge Technologies Inc.
•	Surpassing financials, which held the position for some time, industrials was the largest sector by weighting in the S&P Mid Cap 400 Index, with a weighting of 18.60% as of February 28, 2021. Each sector and stock in the S&P Mid Cap 400 Index was represented in the fund with approximately the same weighting as in the Index and therefore had a similar effect.
Columbia Mid Cap Index Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
The Fund’s notable detractors during the period
•	Utilities and real estate were the weakest sectors in terms of total return, followed at some distance by communication services.
•	On the basis of impact, real estate, utilities and energy were the weakest sectors.
•	The worst performing industries for the annual period on the basis of total return were telecommunication services; utilities; real estate; insurance; and commercial and professional services.
•	Top individual detractors were real estate investment trust National Retail Properties Inc.; petroleum refiner and supplier PBF Energy Inc.-Class A; megaplex theater and entertainment-themed retail center-focused real estate investment trust EPR Properties; electric utilities company OGE Energy Corp.; and offshore drilling contractor Transocean Ltd.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund’s net value will generally decline when the performance of its targeted index declines. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Mid Cap Index Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2020 — February 28, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,301.40	1,022.31	2.54	2.23	0.45
Institutional Class	1,000.00	1,000.00	1,303.80	1,023.54	1.13	0.99	0.20
Institutional 2 Class	1,000.00	1,000.00	1,303.30	1,023.54	1.13	0.99	0.20
Institutional 3 Class	1,000.00	1,000.00	1,303.60	1,023.54	1.13	0.99	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Mid Cap Index Fund | Annual Report 2021	7

Portfolio of Investments
February 28, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Communication Services 1.9%
Diversified Telecommunication Services 0.2%
Iridium Communications, Inc.(a)	182,328	6,984,986
Entertainment 0.2%
Cinemark Holdings, Inc.	167,124	3,751,934
World Wrestling Entertainment, Inc., Class A	72,578	3,585,353
Total		7,337,287
Interactive Media & Services 0.3%
TripAdvisor, Inc.(a)	149,465	7,416,453
Yelp, Inc.(a)	108,111	4,076,866
Total		11,493,319
Media 1.1%
Cable One, Inc.	8,428	16,138,356
John Wiley & Sons, Inc., Class A	67,823	3,572,916
New York Times Co. (The), Class A	225,059	11,516,269
TEGNA, Inc.	340,767	6,212,182
Total		37,439,723
Wireless Telecommunication Services 0.1%
Telephone and Data Systems, Inc.	154,742	2,768,334
Total Communication Services		66,023,649
Consumer Discretionary 15.6%
Auto Components 1.7%
Adient PLC(a)	145,939	5,411,418
Dana, Inc.	224,582	5,347,297
Fox Factory Holding Corp.(a)	64,837	8,244,024
Gentex Corp.	380,891	13,475,924
Goodyear Tire & Rubber Co. (The)(a)	362,359	6,091,255
Lear Corp.	84,920	14,104,363
Visteon Corp.(a)	43,261	5,501,501
Total		58,175,782
Automobiles 0.5%
Harley-Davidson, Inc.	238,241	8,498,057
Thor Industries, Inc.	86,055	10,073,598
Total		18,571,655
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Consumer Services 1.1%
Adtalem Global Education, Inc.(a)	80,965	3,181,924
Graham Holdings Co., Class B	6,282	3,774,414
Grand Canyon Education, Inc.(a)	72,830	7,624,573
H&R Block, Inc.	285,086	5,482,204
Service Corp. International	268,495	12,823,321
Strategic Education, Inc.	37,929	3,448,505
WW International, Inc.(a)	73,028	2,153,596
Total		38,488,537
Hotels, Restaurants & Leisure 4.5%
Boyd Gaming Corp.(a)	124,824	7,327,169
Caesars Entertainment, Inc.(a)	323,724	30,248,771
Choice Hotels International, Inc.	44,823	4,700,588
Churchill Downs, Inc.	55,192	12,728,931
Cracker Barrel Old Country Store, Inc.	36,869	5,709,902
Jack in the Box, Inc.	35,318	3,614,797
Marriott Vacations Worldwide Corp.	63,824	10,831,571
Papa John’s International, Inc.	51,217	4,619,261
Penn National Gaming, Inc.(a)	229,348	26,553,911
Scientific Games Corp., Class A(a)	87,274	4,087,041
Six Flags Entertainment Corp.	117,551	5,242,775
Texas Roadhouse, Inc.	101,517	9,225,865
Travel + Leisure Co.	133,453	8,064,565
Wendy’s Co. (The)	278,630	5,692,411
Wingstop, Inc.	46,136	6,281,416
Wyndham Hotels & Resorts, Inc.	144,809	9,453,132
Total		154,382,106
Household Durables 1.5%
Helen of Troy Ltd.(a)	39,406	8,543,221
KB Home	136,896	5,527,860
Taylor Morrison Home Corp., Class A(a)	201,970	5,556,195
Tempur Sealy International, Inc.	298,283	9,965,635
Toll Brothers, Inc.	178,474	9,534,081
TopBuild Corp.(a)	51,329	9,773,555
Tri Pointe Homes, Inc.(a)	197,123	3,745,337
Total		52,645,884
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mid Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet & Direct Marketing Retail 0.3%
GrubHub, Inc.(a)	144,169	9,236,908
Leisure Products 1.2%
Brunswick Corp.	121,768	10,760,638
Mattel, Inc.(a)	540,957	10,927,331
Polaris, Inc.	90,146	10,615,593
YETI Holdings, Inc.(a)	116,402	8,004,966
Total		40,308,528
Multiline Retail 0.8%
Kohl’s Corp.	245,038	13,538,349
Nordstrom, Inc.	169,110	6,164,060
Ollie’s Bargain Outlet Holdings, Inc.(a)	88,404	7,309,243
Total		27,011,652
Specialty Retail 2.8%
American Eagle Outfitters, Inc.	232,469	5,974,453
AutoNation, Inc.(a)	91,501	6,864,405
Dick’s Sporting Goods, Inc.	102,168	7,291,730
Five Below, Inc.(a)	86,842	16,163,033
Foot Locker, Inc.	162,254	7,802,795
Lithia Motors, Inc., Class A	40,604	15,183,866
Murphy U.S.A., Inc.	41,295	5,147,422
Restoration Hardware Holdings, Inc.(a)	24,264	11,898,338
Urban Outfitters, Inc.(a)	106,392	3,606,689
Williams-Sonoma, Inc.	119,040	15,628,761
Total		95,561,492
Textiles, Apparel & Luxury Goods 1.2%
Capri Holdings Ltd.(a)	234,150	10,927,780
Carter’s, Inc.	67,842	5,662,772
Columbia Sportswear Co.	47,340	4,879,334
Deckers Outdoor Corp.(a)	43,651	14,235,028
Skechers U.S.A., Inc., Class A(a)	210,737	7,712,974
Total		43,417,888
Total Consumer Discretionary		537,800,432
Consumer Staples 3.5%
Beverages 0.4%
Boston Beer Co., Inc. (The), Class A(a)	14,207	14,614,883
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 0.8%
BJ’s Wholesale Club Holdings, Inc.(a)	213,374	8,573,368
Casey’s General Stores, Inc.	57,409	11,594,322
Grocery Outlet Holding Corp.(a)	133,168	4,792,716
Sprouts Farmers Market, Inc.(a)	183,329	3,870,075
Total		28,830,481
Food Products 1.9%
Darling Ingredients, Inc.(a)	251,901	15,879,839
Flowers Foods, Inc.	305,871	6,652,694
Hain Celestial Group, Inc. (The)(a)	128,264	5,410,176
Ingredion, Inc.	104,122	9,391,804
Lancaster Colony Corp.	30,388	5,307,872
Pilgrim’s Pride Corp.(a)	75,711	1,695,169
Post Holdings, Inc.(a)	95,229	9,147,698
Sanderson Farms, Inc.	30,765	4,691,662
Tootsie Roll Industries, Inc.	26,901	828,820
TreeHouse Foods, Inc.(a)	87,832	4,393,357
Total		63,399,091
Household Products 0.1%
Energizer Holdings, Inc.	90,524	3,783,903
Personal Products 0.3%
Coty, Inc., Class A(a)	440,462	3,378,343
Edgewell Personal Care Co.	84,484	2,584,366
Nu Skin Enterprises, Inc., Class A	79,317	4,059,444
Total		10,022,153
Total Consumer Staples		120,650,511
Energy 1.2%
Energy Equipment & Services 0.2%
ChampionX Corp.(a)	288,857	6,143,988
Oil, Gas & Consumable Fuels 1.0%
Antero Midstream Corp.	444,502	3,920,508
Cimarex Energy Co.	158,481	9,190,313
CNX Resources Corp.(a)	348,984	4,400,688
EQT Corp.(a)	428,362	7,620,560
Equitrans Midstream Corp.	631,855	4,568,312

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Murphy Oil Corp.	224,414	3,664,681
World Fuel Services Corp.	98,701	3,067,627
Total		36,432,689
Total Energy		42,576,677
Financials 15.8%
Banks 7.2%
Associated Banc-Corp.	238,724	4,810,289
BancorpSouth Bank	149,869	4,505,062
Bank of Hawaii Corp.	62,267	5,448,362
Bank OZK	187,891	7,744,867
Cathay General Bancorp	116,388	4,380,844
CIT Group, Inc.	153,138	6,944,808
Commerce Bancshares, Inc.	163,836	12,128,779
Cullen/Frost Bankers, Inc.	86,949	9,077,475
East West Bancorp, Inc.	220,032	15,877,509
First Financial Bankshares, Inc.	220,887	9,864,813
First Horizon Corp.	862,304	13,969,325
FNB Corp.	501,470	5,932,390
Fulton Financial Corp.	252,184	3,896,243
Glacier Bancorp, Inc.	148,303	8,038,023
Hancock Whitney Corp.	134,311	5,070,240
Home Bancshares, Inc.	236,182	5,772,288
International Bancshares Corp.	86,546	3,771,675
PacWest Bancorp	181,515	6,578,104
Pinnacle Financial Partners, Inc.	117,892	9,569,294
Prosperity Bancshares, Inc.	143,864	10,569,688
Signature Bank	88,702	19,367,195
Sterling Bancorp	302,094	6,594,712
Synovus Financial Corp.	229,734	9,720,045
TCF Financial Corp.	237,010	10,622,788
Texas Capital Bancshares, Inc.(a)	78,428	5,976,214
Trustmark Corp.	98,580	2,973,173
UMB Financial Corp.	67,189	5,668,736
Umpqua Holdings Corp.	342,295	5,842,976
United Bankshares, Inc.	201,688	7,452,372
Valley National Bancorp	627,742	7,689,839
Webster Financial Corp.	140,199	7,754,407
Wintrust Financial Corp.	89,583	6,598,684
Total		250,211,219
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 2.6%
Affiliated Managers Group, Inc.	70,504	9,868,445
Eaton Vance Corp.	177,496	12,969,633
Evercore, Inc., Class A	63,154	7,563,954
Factset Research Systems, Inc.	59,051	17,946,189
Federated Hermes, Inc., Class B	146,711	3,920,118
Interactive Brokers Group, Inc., Class A	125,560	9,089,288
Janus Henderson Group PLC	266,755	7,797,249
SEI Investments Co.	186,505	10,444,280
Stifel Financial Corp.	160,099	9,778,847
Total		89,378,003
Consumer Finance 0.8%
FirstCash, Inc.	64,412	4,078,568
LendingTree, Inc.(a)	16,930	4,551,969
Navient Corp.	289,534	3,584,431
PROG Holdings, Inc.	105,003	5,250,150
SLM Corp.	583,230	9,209,202
Total		26,674,320
Diversified Financial Services 0.3%
Jefferies Financial Group, Inc.	321,587	9,338,886
Insurance 4.1%
Alleghany Corp.	22,245	14,379,835
American Financial Group, Inc.	109,335	11,666,044
Brighthouse Financial, Inc.(a)	139,116	5,549,337
Brown & Brown, Inc.	366,454	16,820,239
CNO Financial Group, Inc.	216,024	5,197,537
First American Financial Corp.	173,529	9,117,214
Genworth Financial, Inc., Class A(a)	786,490	2,453,849
Hanover Insurance Group, Inc. (The)	57,901	6,678,880
Kemper Corp.	95,563	7,226,474
Kinsale Capital Group, Inc.	33,132	5,833,220
Mercury General Corp.	41,300	2,411,920
Old Republic International Corp.	439,521	8,495,941
Primerica, Inc.	61,088	8,627,458
Reinsurance Group of America, Inc.	105,594	12,906,755
RenaissanceRe Holdings Ltd.	78,974	13,187,079

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mid Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
RLI Corp.	61,625	6,429,953
Selective Insurance Group, Inc.	93,001	6,308,258
Total		143,289,993
Thrifts & Mortgage Finance 0.8%
Essent Group Ltd.	174,738	7,204,447
MGIC Investment Corp.	526,244	6,409,652
New York Community Bancorp, Inc.	721,043	8,803,935
Washington Federal, Inc.	117,840	3,561,125
Total		25,979,159
Total Financials		544,871,580
Health Care 11.0%
Biotechnology 1.6%
Arrowhead Pharmaceuticals, Inc.(a)	159,715	12,722,897
Emergent BioSolutions, Inc.(a)	70,020	6,721,920
Exelixis, Inc.(a)	482,211	10,444,690
Halozyme Therapeutics, Inc.(a)	197,507	8,937,192
Ligand Pharmaceuticals, Inc.(a)	24,995	3,704,759
United Therapeutics Corp.(a)	69,074	11,547,791
Total		54,079,249
Health Care Equipment & Supplies 3.4%
Avanos Medical, Inc.(a)	74,347	3,418,475
Cantel Medical Corp.(a)	58,438	4,340,775
Globus Medical, Inc., Class A(a)	118,503	7,406,438
Haemonetics Corp.(a)	78,922	9,983,633
Hill-Rom Holdings, Inc.	103,847	11,077,360
ICU Medical, Inc.(a)	30,328	6,293,060
Integra LifeSciences Holdings Corp.(a)	110,027	7,519,245
LivaNova PLC(a)	75,532	5,856,751
Masimo Corp.(a)	78,726	19,738,970
Neogen Corp.(a)	82,441	6,753,567
NuVasive, Inc.(a)	79,710	4,808,904
Penumbra, Inc.(a)	52,487	14,928,877
Quidel Corp.(a)	59,501	9,773,634
STAAR Surgical Co.(a)	71,669	7,454,293
Total		119,353,982
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 2.8%
Acadia Healthcare Co., Inc.(a)	138,318	7,640,686
Amedisys, Inc.(a)	50,998	12,935,133
Chemed Corp.	24,794	11,038,537
Encompass Health Corp.	154,547	12,431,761
HealthEquity, Inc.(a)	127,241	10,478,296
LHC Group, Inc.(a)	49,103	8,922,506
Molina Healthcare, Inc.(a)	92,170	19,978,769
Patterson Companies, Inc.	134,996	4,192,976
Tenet Healthcare Corp.(a)	164,004	8,367,484
Total		95,986,148
Life Sciences Tools & Services 2.6%
Bio-Techne Corp.	60,010	21,705,017
Charles River Laboratories International, Inc.(a)	77,315	22,122,914
Medpace Holdings, Inc.(a)	42,812	6,953,953
Pra Health Sciences, Inc.(a)	99,708	14,697,956
Repligen Corp.(a)	78,229	16,615,057
Syneos Health, Inc.(a)	117,999	9,127,223
Total		91,222,120
Pharmaceuticals 0.6%
Jazz Pharmaceuticals PLC(a)	86,596	14,551,592
Nektar Therapeutics(a)	278,839	6,326,857
Total		20,878,449
Total Health Care		381,519,948
Industrials 17.7%
Aerospace & Defense 1.0%
Axon Enterprise, Inc.(a)	98,775	16,346,275
Curtiss-Wright Corp.	64,506	7,127,268
Hexcel Corp.(a)	129,840	6,980,198
Mercury Systems, Inc.(a)	87,047	5,689,392
Total		36,143,133
Air Freight & Logistics 0.5%
XPO Logistics, Inc.(a)	142,087	16,567,344
Airlines 0.3%
JetBlue Airways Corp.(a)	488,762	9,007,884
Building Products 1.9%
Builders FirstSource, Inc.(a)	318,834	13,794,353
Lennox International, Inc.	54,156	15,151,224

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Owens Corning	168,226	13,629,670
Simpson Manufacturing Co., Inc.	67,489	6,577,478
Trex Company, Inc.(a)	179,967	16,492,176
Total		65,644,901
Commercial Services & Supplies 1.9%
Brink’s Co. (The)	76,833	5,903,079
Clean Harbors, Inc.(a)	78,999	6,726,765
Healthcare Services Group, Inc.	115,677	3,291,011
Herman Miller, Inc.	91,550	3,511,400
IAA, Inc.(a)	208,998	12,253,553
KAR Auction Services, Inc.	200,896	2,794,463
MSA Safety, Inc.	56,306	9,064,703
Stericycle, Inc.(a)	142,299	9,230,936
Tetra Tech, Inc.	83,585	11,565,657
Total		64,341,567
Construction & Engineering 1.3%
AECOM(a)	234,332	13,565,479
Dycom Industries, Inc.(a)	49,602	3,798,521
EMCOR Group, Inc.	85,379	8,313,353
Fluor Corp.	194,524	3,338,032
MasTec, Inc.(a)	87,256	7,569,458
Valmont Industries, Inc.	33,033	7,813,296
Total		44,398,139
Electrical Equipment 2.6%
Acuity Brands, Inc.	57,254	7,059,418
EnerSys	66,177	5,974,460
Generac Holdings, Inc.(a)	97,673	32,189,114
Hubbell, Inc.	84,299	14,963,915
nVent Electric PLC	264,413	6,943,485
Regal Beloit Corp.	63,097	8,623,467
Sunrun, Inc.(a)	242,546	15,178,529
Total		90,932,388
Industrial Conglomerates 0.4%
Carlisle Companies, Inc.	82,967	12,050,957
Machinery 4.8%
AGCO Corp.	95,462	12,360,420
Colfax Corp.(a)	156,500	6,940,775
Crane Co.	76,769	6,437,848
Common Stocks (continued)
Issuer	Shares	Value ($)
Donaldson Co., Inc.	196,214	11,558,967
Graco, Inc.	260,408	18,059,295
ITT, Inc.	134,291	11,143,467
Kennametal, Inc.	129,435	4,835,692
Lincoln Electric Holdings, Inc.	92,435	10,917,498
Middleby Corp. (The)(a)	86,437	12,655,241
Nordson Corp.	83,889	16,141,082
Oshkosh Corp.	105,987	11,234,622
Terex Corp.	107,713	4,435,621
Timken Co. (The)	105,413	8,259,109
Toro Co. (The)	166,771	16,805,514
Trinity Industries, Inc.	131,307	4,214,955
Woodward, Inc.	90,765	10,367,178
Total		166,367,284
Marine 0.2%
Kirby Corp.(a)	93,318	5,837,974
Professional Services 1.1%
ASGN, Inc.(a)	82,222	7,644,179
CoreLogic, Inc.	120,891	10,234,632
FTI Consulting, Inc.(a)	55,429	6,349,392
Insperity, Inc.	55,440	4,917,528
ManpowerGroup, Inc.	89,423	8,445,108
Total		37,590,839
Road & Rail 0.9%
Avis Budget Group, Inc.(a)	80,148	4,452,221
Knight-Swift Transportation Holdings, Inc.	195,337	8,438,558
Landstar System, Inc.	59,660	9,553,952
Ryder System, Inc.	83,759	5,676,348
Werner Enterprises, Inc.	90,215	3,872,028
Total		31,993,107
Trading Companies & Distributors 0.8%
GATX Corp.	54,400	5,191,392
MSC Industrial Direct Co., Inc., Class A	71,129	6,126,341
Univar, Inc.(a)	262,831	5,232,965
Watsco, Inc.	51,017	12,402,233
Total		28,952,931
Total Industrials		609,828,448

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mid Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 14.5%
Communications Equipment 1.0%
Ciena Corp.(a)	239,859	12,513,444
InterDigital, Inc.	47,883	3,034,346
Lumentum Holdings, Inc.(a)	117,349	10,561,410
Netscout Systems, Inc.(a)	114,359	3,227,211
Viasat, Inc.(a)	99,718	5,099,578
Total		34,435,989
Electronic Equipment, Instruments & Components 3.0%
Arrow Electronics, Inc.(a)	117,419	11,772,429
Avnet, Inc.	153,609	5,847,894
Belden, Inc.	69,337	3,065,389
Cognex Corp.	271,431	22,417,486
Coherent, Inc.(a)	37,985	9,190,091
II-VI, Inc.(a)	161,221	13,590,930
Jabil, Inc.	209,200	9,031,164
Littelfuse, Inc.	37,886	9,858,695
National Instruments Corp.	203,995	9,057,378
SYNNEX Corp.	64,092	5,714,443
Vishay Intertechnology, Inc.	206,039	4,918,151
Total		104,464,050
IT Services 2.3%
Alliance Data Systems Corp.	74,176	7,157,984
CACI International, Inc., Class A(a)	39,198	8,676,085
Concentrix Corp.(a)	64,031	7,908,469
KBR, Inc.	221,529	6,867,399
LiveRamp Holdings, Inc.(a)	103,070	6,509,901
MAXIMUS, Inc.	95,516	7,763,540
Perspecta, Inc.	212,658	6,209,614
Sabre Corp.	493,129	7,244,065
Science Applications International Corp.	90,497	7,794,507
WEX, Inc.(a)	68,591	14,290,935
Total		80,422,499
Semiconductors & Semiconductor Equipment 4.0%
Amkor Technology, Inc.	165,806	3,961,105
Brooks Automation, Inc.	114,757	9,543,192
Cirrus Logic, Inc.(a)	90,095	7,367,969
CMC Materials, Inc.	45,202	7,706,941
Common Stocks (continued)
Issuer	Shares	Value ($)
Cree, Inc.(a)	171,501	19,458,503
First Solar, Inc.(a)	131,774	10,676,329
MKS Instruments, Inc.	85,699	14,131,765
Semtech Corp.(a)	101,034	7,406,803
Silicon Laboratories, Inc.(a)	68,120	10,609,009
SolarEdge Technologies, Inc.(a)	79,597	23,744,581
Synaptics, Inc.(a)	53,651	7,190,844
Universal Display Corp.	66,624	14,103,635
Total		135,900,676
Software 4.0%
ACI Worldwide, Inc.(a)	181,483	6,943,540
Blackbaud, Inc.	77,043	5,302,099
CDK Global, Inc.	189,145	9,483,730
Ceridian HCM Holding, Inc.(a)	202,162	18,125,845
CommVault Systems, Inc.(a)	73,254	4,668,477
Fair Isaac Corp.(a)	45,227	20,693,614
j2 Global, Inc.(a)	66,612	7,419,245
Manhattan Associates, Inc.(a)	98,738	12,139,837
Paylocity Holding Corp.(a)	58,177	11,122,861
PTC, Inc.(a)	163,196	22,348,060
Qualys, Inc.(a)	52,154	5,067,283
SailPoint Technologies Holdings, Inc.(a)	141,304	7,966,720
Teradata Corp.(a)	169,884	6,812,348
Total		138,093,659
Technology Hardware, Storage & Peripherals 0.2%
NCR Corp.(a)	200,349	6,964,131
Total Information Technology		500,281,004
Materials 5.8%
Chemicals 2.5%
Ashland Global Holdings, Inc.	84,742	7,128,497
Avient Corp.	142,181	6,145,063
Cabot Corp.	87,973	4,330,911
Chemours Co. LLC (The)	255,675	6,016,033
Ingevity Corp.(a)	64,160	4,457,837
Minerals Technologies, Inc.	52,837	3,763,579
NewMarket Corp.	11,373	4,310,139
Olin Corp.	220,828	6,832,418
RPM International, Inc.	201,960	16,084,094

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Scotts Miracle-Gro Co. (The), Class A	63,245	13,480,672
Sensient Technologies Corp.	65,835	5,125,255
Valvoline, Inc.	287,956	7,187,382
Total		84,861,880
Construction Materials 0.2%
Eagle Materials, Inc.	64,997	8,149,324
Containers & Packaging 0.9%
AptarGroup, Inc.	100,597	13,084,652
Greif, Inc., Class A	41,099	1,985,082
O-I Glass, Inc.	244,282	2,853,214
Silgan Holdings, Inc.	122,038	4,583,747
Sonoco Products Co.	156,078	9,297,566
Total		31,804,261
Metals & Mining 1.9%
Cleveland-Cliffs, Inc.	714,398	9,530,069
Commercial Metals Co.	186,621	4,693,518
Compass Minerals International, Inc.	52,776	3,329,638
Reliance Steel & Aluminum Co.	99,096	13,100,491
Royal Gold, Inc.	101,969	10,575,205
Steel Dynamics, Inc.	310,624	12,915,746
United States Steel Corp.	407,853	6,774,439
Worthington Industries, Inc.	55,781	3,563,848
Total		64,482,954
Paper & Forest Products 0.3%
Domtar Corp.	85,789	3,178,483
Louisiana-Pacific Corp.	169,922	8,089,986
Total		11,268,469
Total Materials		200,566,888
Real Estate 8.8%
Equity Real Estate Investment Trusts (REITS) 8.4%
American Campus Communities, Inc.	213,921	8,762,204
Apartment Income REIT Corp.	231,380	9,458,814
Brixmor Property Group, Inc.	460,820	9,068,938
Camden Property Trust	151,382	15,766,435
Coresite Realty Corp.	66,473	8,090,429
Corporate Office Properties Trust	174,353	4,533,178
Cousins Properties, Inc.	230,912	7,744,789
CyrusOne, Inc.	187,173	12,284,164
Common Stocks (continued)
Issuer	Shares	Value ($)
Douglas Emmett, Inc.	256,229	8,391,500
EastGroup Properties, Inc.	61,483	8,368,451
EPR Properties	115,974	5,239,705
First Industrial Realty Trust, Inc.	200,582	8,566,857
Healthcare Realty Trust, Inc.	211,468	6,102,966
Highwoods Properties, Inc.	161,504	6,453,700
Hudson Pacific Properties, Inc.	236,478	6,051,472
JBG SMITH Properties	172,947	5,491,067
Kilroy Realty Corp.	163,012	10,344,742
Lamar Advertising Co., Class A	134,335	11,632,068
Life Storage, Inc.	113,301	9,505,954
Macerich Co. (The)	174,243	2,251,220
Medical Properties Trust, Inc.	882,835	19,060,408
National Retail Properties, Inc.	270,024	11,837,852
Omega Healthcare Investors, Inc.	352,831	13,104,143
Park Hotels & Resorts, Inc.	366,212	7,965,111
Pebblebrook Hotel Trust	203,484	4,610,947
Physicians Realty Trust	323,651	5,502,067
PotlatchDeltic Corp.	103,940	5,274,955
PS Business Parks, Inc.	31,190	4,518,183
Rayonier, Inc.	212,189	6,925,849
Rexford Industrial Realty, Inc.	202,876	9,681,243
Sabra Health Care REIT, Inc.	321,627	5,538,417
Service Properties Trust	256,185	3,289,415
Spirit Realty Capital, Inc.	177,580	7,639,492
STORE Capital Corp.	367,334	12,283,649
Urban Edge Properties	170,504	2,813,316
Weingarten Realty Investors	187,222	4,753,567
Total		288,907,267
Real Estate Management & Development 0.4%
Jones Lang LaSalle, Inc.(a)	79,740	13,873,165
Total Real Estate		302,780,432

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mid Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 3.1%
Electric Utilities 0.9%
Allete, Inc.	80,784	5,019,110
Hawaiian Electric Industries, Inc.	169,699	5,932,677
IDACORP, Inc.	78,433	6,764,062
OGE Energy Corp.	310,890	9,099,750
PNM Resources, Inc.	123,806	5,943,926
Total		32,759,525
Gas Utilities 1.2%
National Fuel Gas Co.	141,388	6,424,671
New Jersey Resources Corp.	149,419	5,870,672
ONE Gas, Inc.	82,528	5,526,900
Southwest Gas Holdings, Inc.	88,331	5,507,438
Spire, Inc.	80,230	5,328,877
UGI Corp.	323,948	12,410,448
Total		41,069,006
Multi-Utilities 0.6%
Black Hills Corp.	97,527	5,769,697
MDU Resources Group, Inc.	311,670	8,757,927
NorthWestern Corp.	78,619	4,597,639
Total		19,125,263
Common Stocks (continued)
Issuer	Shares	Value ($)
Water Utilities 0.4%
Essential Utilities, Inc.	346,915	14,591,245
Total Utilities		107,545,039
Total Common Stocks (Cost $1,957,339,525)		3,414,444,608

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.086%(b),(c)	42,613,226	42,608,964
Total Money Market Funds (Cost $42,608,957)		42,608,964
Total Investments in Securities (Cost: $1,999,948,482)		3,457,053,572
Other Assets & Liabilities, Net		(4,465,208)
Net Assets		3,452,588,364

At February 28, 2021, securities and/or cash totaling $4,779,000 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P Mid 400 Index E-mini	12	03/2021	USD	2,993,640	315,200	—
S&P Mid 400 Index E-mini	165	03/2021	USD	41,162,550	—	(560,206)
Total					315,200	(560,206)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
February 28, 2021
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.086%
	20,517,021	803,996,568	(781,903,938)	(687)	42,608,964	7,204	69,721	42,613,226
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	66,023,649	—	—	66,023,649
Consumer Discretionary	537,800,432	—	—	537,800,432
Consumer Staples	120,650,511	—	—	120,650,511
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mid Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Energy	42,576,677	—	—	42,576,677
Financials	544,871,580	—	—	544,871,580
Health Care	381,519,948	—	—	381,519,948
Industrials	609,828,448	—	—	609,828,448
Information Technology	500,281,004	—	—	500,281,004
Materials	200,566,888	—	—	200,566,888
Real Estate	302,780,432	—	—	302,780,432
Utilities	107,545,039	—	—	107,545,039
Total Common Stocks	3,414,444,608	—	—	3,414,444,608
Money Market Funds	42,608,964	—	—	42,608,964
Total Investments in Securities	3,457,053,572	—	—	3,457,053,572
Investments in Derivatives
Asset
Futures Contracts	315,200	—	—	315,200
Liability
Futures Contracts	(560,206)	—	—	(560,206)
Total	3,456,808,566	—	—	3,456,808,566
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2021	17

Statement of Assets and Liabilities
February 28, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,957,339,525)	$3,414,444,608
Affiliated issuers (cost $42,608,957)	42,608,964
Margin deposits on:
Futures contracts	4,779,000
Receivable for:
Capital shares sold	2,505,962
Dividends	2,582,812
Variation margin for futures contracts	291
Expense reimbursement due from Investment Manager	10,126
Prepaid expenses	43,860
Total assets	3,466,975,623
Liabilities
Payable for:
Investments purchased	9,530,069
Capital shares purchased	4,113,570
Variation margin for futures contracts	40,200
Management services fees	18,943
Distribution and/or service fees	6,192
Transfer agent fees	330,330
Compensation of board members	270,217
Compensation of chief compliance officer	24
Other expenses	77,714
Total liabilities	14,387,259
Net assets applicable to outstanding capital stock	$3,452,588,364
Represented by
Paid in capital	1,838,611,391
Total distributable earnings (loss)	1,613,976,973
Total - representing net assets applicable to outstanding capital stock	$3,452,588,364
Class A
Net assets	$902,340,839
Shares outstanding	50,913,564
Net asset value per share	$17.72
Institutional Class
Net assets	$1,642,258,874
Shares outstanding	93,165,271
Net asset value per share	$17.63
Institutional 2 Class
Net assets	$843,248,846
Shares outstanding	46,645,398
Net asset value per share	$18.08
Institutional 3 Class
Net assets	$64,739,805
Shares outstanding	3,752,912
Net asset value per share	$17.25
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mid Cap Index Fund | Annual Report 2021

Statement of Operations
Year Ended February 28, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$44,010,072
Dividends — affiliated issuers	69,721
Total income	44,079,793
Expenses:
Management services fees	6,055,023
Distribution and/or service fees
Class A	2,159,132
Transfer agent fees
Class A	1,024,325
Institutional Class	1,704,630
Institutional 2 Class	408,905
Institutional 3 Class	5,115
Compensation of board members	90,902
Custodian fees	48,473
Printing and postage fees	113,458
Registration fees	93,822
Licensing fees and expenses	28,929
Audit fees	32,250
Legal fees	37,423
Interest on interfund lending	1,862
Compensation of chief compliance officer	674
Other	93,476
Total expenses	11,898,399
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,633,370)
Expense reduction	(100)
Total net expenses	8,264,929
Net investment income	35,814,864
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	331,543,292
Investments — affiliated issuers	7,204
Futures contracts	8,317,026
Net realized gain	339,867,522
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	651,926,000
Investments — affiliated issuers	(687)
Futures contracts	3,257,238
Net change in unrealized appreciation (depreciation)	655,182,551
Net realized and unrealized gain	995,050,073
Net increase in net assets resulting from operations	$1,030,864,937
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2021	19

Statement of Changes in Net Assets
	Year Ended February 28, 2021	Year Ended February 29, 2020
Operations
Net investment income	$35,814,864	$52,392,791
Net realized gain	339,867,522	264,578,534
Net change in unrealized appreciation (depreciation)	655,182,551	(410,366,263)
Net increase (decrease) in net assets resulting from operations	1,030,864,937	(93,394,938)
Distributions to shareholders
Net investment income and net realized gains
Class A	(88,045,504)	(67,586,479)
Institutional Class	(151,169,164)	(107,030,985)
Institutional 2 Class	(70,141,704)	(42,569,287)
Institutional 3 Class	(4,906,518)	(1,743,771)
Total distributions to shareholders	(314,262,890)	(218,930,522)
Decrease in net assets from capital stock activity	(531,088,162)	(574,554,776)
Total increase (decrease) in net assets	185,513,885	(886,880,236)
Net assets at beginning of year	3,267,074,479	4,153,954,715
Net assets at end of year	$3,452,588,364	$3,267,074,479
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mid Cap Index Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2021		February 29, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	14,672,411	203,619,796	15,831,966	244,750,699
Distributions reinvested	4,814,076	70,385,948	3,570,527	55,075,275
Redemptions	(38,633,224)	(554,500,739)	(36,684,751)	(571,517,309)
Net decrease	(19,146,737)	(280,494,995)	(17,282,258)	(271,691,335)
Institutional Class
Subscriptions	16,972,325	228,747,103	19,312,783	297,752,749
Distributions reinvested	7,184,928	104,888,905	4,880,426	74,874,392
Redemptions	(43,827,331)	(604,187,359)	(39,946,568)	(620,682,586)
Net decrease	(19,670,078)	(270,551,351)	(15,753,359)	(248,055,445)
Institutional 2 Class
Subscriptions	20,680,339	302,766,208	15,811,518	250,291,819
Distributions reinvested	3,701,848	55,785,031	2,198,835	34,502,941
Redemptions	(24,052,108)	(352,694,991)	(22,457,159)	(356,427,513)
Net increase (decrease)	330,079	5,856,248	(4,446,806)	(71,632,753)
Institutional 3 Class
Subscriptions	1,843,887	25,848,897	1,603,685	24,643,173
Distributions reinvested	263,153	3,809,292	107,820	1,623,506
Redemptions	(1,100,104)	(15,556,253)	(624,153)	(9,441,922)
Net increase	1,006,936	14,101,936	1,087,352	16,824,757
Total net decrease	(37,479,800)	(531,088,162)	(36,395,071)	(574,554,776)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2021	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2021	$14.07	0.14	5.02	5.16	(0.16)	(1.35)	(1.51)
Year Ended 2/29/2020	$15.47	0.18	(0.71)	(0.53)	(0.19)	(0.68)	(0.87)
Year Ended 2/28/2019	$16.25	0.18	0.36	0.54	(0.17)	(1.15)	(1.32)
Year Ended 2/28/2018	$16.05	0.17	1.26	1.43	(0.16)	(1.07)	(1.23)
Year Ended 2/28/2017	$13.23	0.16	3.87	4.03	(0.17)	(1.04)	(1.21)
Institutional Class
Year Ended 2/28/2021	$14.00	0.18	4.99	5.17	(0.19)	(1.35)	(1.54)
Year Ended 2/29/2020	$15.39	0.22	(0.70)	(0.48)	(0.23)	(0.68)	(0.91)
Year Ended 2/28/2019	$16.18	0.22	0.35	0.57	(0.21)	(1.15)	(1.36)
Year Ended 2/28/2018	$15.99	0.21	1.25	1.46	(0.20)	(1.07)	(1.27)
Year Ended 2/28/2017	$13.18	0.20	3.85	4.05	(0.20)	(1.04)	(1.24)
Institutional 2 Class
Year Ended 2/28/2021	$14.32	0.18	5.12	5.30	(0.19)	(1.35)	(1.54)
Year Ended 2/29/2020	$15.73	0.22	(0.72)	(0.50)	(0.23)	(0.68)	(0.91)
Year Ended 2/28/2019	$16.50	0.22	0.37	0.59	(0.21)	(1.15)	(1.36)
Year Ended 2/28/2018	$16.28	0.22	1.27	1.49	(0.20)	(1.07)	(1.27)
Year Ended 2/28/2017	$13.41	0.20	3.91	4.11	(0.20)	(1.04)	(1.24)
Institutional 3 Class
Year Ended 2/28/2021	$13.73	0.17	4.89	5.06	(0.19)	(1.35)	(1.54)
Year Ended 2/29/2020	$15.11	0.21	(0.68)	(0.47)	(0.23)	(0.68)	(0.91)
Year Ended 2/28/2019	$15.91	0.22	0.34	0.56	(0.21)	(1.15)	(1.36)
Year Ended 2/28/2018(e)	$16.00	0.21	0.97	1.18	(0.20)	(1.07)	(1.27)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Mid Cap Index Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2021	$17.72	39.13%	0.58%(c)	0.45%(c),(d)	1.01%	14%	$902,341
Year Ended 2/29/2020	$14.07	(3.88%)	0.58%(c)	0.45%(c),(d)	1.16%	14%	$986,055
Year Ended 2/28/2019	$15.47	3.66%	0.58%	0.45%(d)	1.08%	17%	$1,351,153
Year Ended 2/28/2018	$16.25	8.99%	0.58%	0.45%(d)	1.05%	23%	$1,543,057
Year Ended 2/28/2017	$16.05	31.10%	0.61%	0.45%(d)	1.07%	18%	$1,602,086
Institutional Class
Year Ended 2/28/2021	$17.63	39.49%	0.34%(c)	0.20%(c),(d)	1.25%	14%	$1,642,259
Year Ended 2/29/2020	$14.00	(3.59%)	0.33%(c)	0.20%(c),(d)	1.40%	14%	$1,579,863
Year Ended 2/28/2019	$15.39	3.89%	0.33%	0.20%(d)	1.33%	17%	$1,979,350
Year Ended 2/28/2018	$16.18	9.22%	0.33%	0.20%(d)	1.30%	23%	$2,229,366
Year Ended 2/28/2017	$15.99	31.45%	0.37%	0.20%(d)	1.32%	18%	$2,108,834
Institutional 2 Class
Year Ended 2/28/2021	$18.08	39.52%	0.28%(c)	0.20%(c)	1.24%	14%	$843,249
Year Ended 2/29/2020	$14.32	(3.65%)	0.28%(c)	0.20%(c)	1.40%	14%	$663,451
Year Ended 2/28/2019	$15.73	3.94%	0.27%	0.20%	1.33%	17%	$798,386
Year Ended 2/28/2018	$16.50	9.24%	0.28%	0.20%	1.30%	23%	$893,473
Year Ended 2/28/2017	$16.28	31.35%	0.27%	0.20%	1.32%	18%	$747,812
Institutional 3 Class
Year Ended 2/28/2021	$17.25	39.46%	0.23%(c)	0.20%(c)	1.23%	14%	$64,740
Year Ended 2/29/2020	$13.73	(3.59%)	0.23%(c)	0.20%(c)	1.41%	14%	$37,706
Year Ended 2/28/2019	$15.11	3.89%	0.23%	0.20%	1.38%	17%	$25,066
Year Ended 2/28/2018(e)	$15.91	7.47%	0.22%	0.20%	1.33%	23%	$8,094
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Index Fund | Annual Report 2021	23

Notes to Financial Statements
February 28, 2021
Note 1. Organization
Columbia Mid Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
24	Columbia Mid Cap Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Mid Cap Index Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
February 28, 2021
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
26	Columbia Mid Cap Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	315,200*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	560,206*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	8,317,026

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	3,257,238
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	48,576,558

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are
Columbia Mid Cap Index Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
February 28, 2021
subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
28	Columbia Mid Cap Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 28, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2021, these minimum account balance fees reduced total expenses of the Fund by $100.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Columbia Mid Cap Index Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
February 28, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through June 30, 2021
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(440,507)	(25,246,378)	25,686,885
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2021			Year Ended February 29, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
42,504,690	271,758,200	314,262,890	51,928,314	167,002,208	218,930,522
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
30	Columbia Mid Cap Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
At February 28, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
39,828,925	126,970,634	—	1,447,442,186
At February 28, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,009,366,380	1,535,976,967	(88,534,781)	1,447,442,186
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $437,450,705 and $1,246,064,308, respectively, for the year ended February 28, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	10,275,000	0.77	8
Columbia Mid Cap Index Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
February 28, 2021
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended February 28, 2021.
Note 9. Significant risks
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
32	Columbia Mid Cap Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its underlying index. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of, its underlying index, regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At February 28, 2021, one unaffiliated shareholder of record owned 24.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 13.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Mid Cap Index Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
February 28, 2021
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
34	Columbia Mid Cap Index Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Mid Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mid Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Mid Cap Index Fund | Annual Report 2021	35

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
50.57%	50.05%	9.59%	$310,045,467
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	172	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
36	Columbia Mid Cap Index Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	172	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	172	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	170	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	170	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	170	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Mid Cap Index Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	172	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	172	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	170	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	170
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	170	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
38	Columbia Mid Cap Index Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	172	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	172	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	172	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Mid Cap Index Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	170	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	172	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST I, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	172	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
40	Columbia Mid Cap Index Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia Mid Cap Index Fund | Annual Report 2021	41

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	1,166,986,012	16,252,243	0
Kathleen Blatz	1,167,818,192	15,420,063	0
Pamela G. Carlton	1,167,761,255	15,477,001	0
Janet Langford Carrig	1,169,443,247	13,795,008	0
J. Kevin Connaughton	1,168,554,731	14,683,525	0
Olive M. Darragh	1,169,004,224	14,234,032	0
Patricia M. Flynn	1,168,110,224	15,128,031	0
Brian J. Gallagher	1,166,931,187	16,307,068	0
Douglas A. Hacker	1,168,253,721	14,984,535	0
Nancy T. Lukitsh	1,169,128,202	14,110,053	0
David M. Moffett	1,167,387,510	15,850,745	0
Catherine James Paglia	1,167,159,143	16,079,112	0
Anthony M. Santomero	1,166,760,857	16,477,398	0
Minor M. Shaw	1,165,931,084	17,307,171	0
Natalie A. Trunow	1,168,907,601	14,330,655	0
Sandra Yeager	1,167,549,796	15,688,459	0
Christopher O. Petersen	1,167,593,463	15,644,793	0
42	Columbia Mid Cap Index Fund | Annual Report 2021

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Columbia Mid Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN196_02_L01_(04/21)

Annual Report
February 28, 2021
Columbia Select Mid Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Mid Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Mid Cap Value Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2018
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/20/01	33.20	12.68	9.81
	Including sales charges		25.48	11.35	9.16
Advisor Class*		11/08/12	33.49	12.95	10.04
Class C	Excluding sales charges	11/20/01	32.30	11.86	9.00
	Including sales charges		31.30	11.86	9.00
Institutional Class		11/20/01	33.52	12.96	10.09
Institutional 2 Class*		11/08/12	33.75	13.10	10.16
Institutional 3 Class		07/15/09	33.80	13.14	10.27
Class R		01/23/06	32.90	12.41	9.54
Russell Midcap Value Index			27.72	12.45	10.65
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Select Mid Cap Value Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2011 — February 28, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2021)
Common Stocks	99.3
Money Market Funds	0.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2021)
Communication Services	4.1
Consumer Discretionary	14.7
Consumer Staples	3.3
Energy	4.6
Financials	17.2
Health Care	7.9
Industrials	16.5
Information Technology	10.2
Materials	6.7
Real Estate	7.6
Utilities	7.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Mid Cap Value Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2021, the Fund’s Class A shares returned 33.20% excluding sales charges. The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned 27.72% for the same time period.
Market overview
U.S. equities finished the 12 months ended February 28, 2021 with a robust gain, although the journey was anything but smooth. Markets plunged at the start of the period amid mounting concerns about the impact of the COVID-19 pandemic on the economy. Policymakers reacted quickly and with measures of unprecedented scope, highlighted in March by the U.S. Federal Reserve slashing short-term interest rates to zero and Congress passing a $2 trillion stimulus package. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus.
While the growth style outperformed value for the overall 12-month period, largely reflecting outsize gains in mega-cap technology stocks, this trend reversed in the second half of the year with value stocks leading growth by a wide margin. Within the benchmark, performance was led by the communication services, materials and information technology sectors, while utilities, real estate and energy were the biggest laggards.
The Fund’s notable contributors during the period
•	Strong stock selection was the primary driver of the Fund’s outperformance of its benchmark, particularly in the information technology, financial and materials sectors. Allocation decisions were a secondary contributor.
•	Freeport-McMoRan, Inc., a copper miner within the materials sector, continued to exceed consensus expectations. The company executed well and maintained strong liquidity and cash management during a challenging operating environment. A rally in the price of copper further fueled the company’s share price higher.
•	Penn National Gaming, Inc., a casino and racetrack operator in the consumer discretionary sector, saw its shares soar following the reopening of its casinos and racetracks in the second half of the year. Investor optimism around Penn’s investment in Barstool Sports, Inc. and the potential around sports betting also fueled the stock.
•	Square, Inc., a mobile payments processer within information technology, benefited from the huge shift to digital commerce and a decline in the use of cash during the global pandemic.
•	SVB Financial Group, a regional bank that primarily services companies in the technology and science-related industries, also reported solid results driven by strength in the IPO market. Also, like other names in the financial sector, the stock benefited from a steepening yield curve and an improving economy.
•	Teradyne, Inc., a semiconductor company in the information technology sector, benefited from high test and memory demand. The company continued to outperform, reporting impressive results and, in our view, issued guidance above consensus expectations.
The Fund’s notable detractors during the period
•	Stock selection within the consumer discretionary, consumer staples and real estate sectors hurt Fund performance, relative to the benchmark.
•	An underweight allocation to the strong-performing communication services sector, as well as allocation to, and stock selection within, the energy sector also hurt relative performance.
•	SL Green Realty Corp., a real estate investment trust, saw its shares suffer as its commercial properties in New York City were severely impacted by the COVID-19 outbreak in New York.
•	Royal Caribbean Cruises Ltd., a cruise line operator, was hamstrung early in the period by the shuttering of cruise lines in an effort to prevent the spread of COVID-19. We exited the Fund’s position in the first quarter as a result of what we viewed to be uncertainty regarding the health of the company and industry.
•	Pinnacle West Capital Corp., an electric utility company, declined towards the end of the period after releasing quarterly earnings and announcing an expected slower growth rate. The company was also impacted by the general shift towards more cyclical companies and away from defensive names after the announcement of the COVID-19 vaccines.
Columbia Select Mid Cap Value Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	CACI International, Inc., an information technology company that provides information solutions and IT services to branches of the federal government, was a relative detractor after declining towards the end of the period despite reporting strong earnings as investors were concerned about future growth and potential M&A.
•	Noble Energy, Inc., an exploration and production company in the energy sector, was negatively impacted by the collapse in oil prices early in the period that resulted from the feud between Saudi Arabia and Russia.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Mid Cap Value Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2020 — February 28, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,306.50	1,018.93	6.45	5.64	1.14
Advisor Class	1,000.00	1,000.00	1,308.40	1,020.16	5.04	4.41	0.89
Class C	1,000.00	1,000.00	1,301.50	1,015.25	10.67	9.34	1.89
Institutional Class	1,000.00	1,000.00	1,307.80	1,020.16	5.04	4.41	0.89
Institutional 2 Class	1,000.00	1,000.00	1,308.90	1,020.70	4.42	3.86	0.78
Institutional 3 Class	1,000.00	1,000.00	1,309.10	1,020.89	4.19	3.67	0.74
Class R	1,000.00	1,000.00	1,305.50	1,017.70	7.86	6.88	1.39
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Mid Cap Value Fund | Annual Report 2021	7

Portfolio of Investments
February 28, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.8%
Issuer	Shares	Value ($)
Communication Services 4.1%
Entertainment 2.1%
Live Nation Entertainment, Inc.(a)	551,000	48,961,860
Media 2.0%
Nexstar Media Group, Inc., Class A	348,000	47,867,400
Total Communication Services		96,829,260
Consumer Discretionary 14.5%
Hotels, Restaurants & Leisure 5.3%
Hyatt Hotels Corp., Class A(a)	598,975	52,679,851
Penn National Gaming, Inc.(a)	264,150	30,583,287
Six Flags Entertainment Corp.	970,000	43,262,000
Total		126,525,138
Household Durables 2.0%
D.R. Horton, Inc.	618,100	47,513,347
Multiline Retail 2.0%
Dollar Tree, Inc.(a)	479,750	47,111,450
Specialty Retail 3.4%
Burlington Stores, Inc.(a)	177,350	45,901,727
O’Reilly Automotive, Inc.(a)	78,175	34,970,023
Total		80,871,750
Textiles, Apparel & Luxury Goods 1.8%
Capri Holdings Ltd.(a)	900,000	42,003,000
Total Consumer Discretionary		344,024,685
Consumer Staples 3.2%
Food & Staples Retailing 1.7%
U.S. Foods Holding Corp.(a)	1,105,365	40,301,608
Food Products 1.5%
Tyson Foods, Inc., Class A	537,775	36,391,234
Total Consumer Staples		76,692,842
Energy 4.6%
Oil, Gas & Consumable Fuels 4.6%
Devon Energy Corp.	2,348,207	50,580,379
Marathon Petroleum Corp.	1,057,325	57,751,091
Total		108,331,470
Total Energy		108,331,470
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 17.0%
Banks 6.6%
Popular, Inc.	638,135	42,640,181
Regions Financial Corp.	2,814,765	58,068,602
SVB Financial Group(a)	111,125	56,158,130
Total		156,866,913
Consumer Finance 2.9%
Discover Financial Services	728,750	68,553,512
Diversified Financial Services 1.9%
Voya Financial, Inc.	739,250	44,561,990
Insurance 5.6%
Hanover Insurance Group, Inc. (The)	368,675	42,526,661
Lincoln National Corp.	906,915	51,576,256
Reinsurance Group of America, Inc.	319,450	39,046,374
Total		133,149,291
Total Financials		403,131,706
Health Care 7.8%
Health Care Equipment & Supplies 2.4%
Zimmer Biomet Holdings, Inc.	354,690	57,835,751
Health Care Providers & Services 3.4%
Centene Corp.(a)	625,245	36,601,842
Quest Diagnostics, Inc.	373,360	43,156,683
Total		79,758,525
Life Sciences Tools & Services 2.0%
Agilent Technologies, Inc.	384,985	46,995,119
Total Health Care		184,589,395
Industrials 16.3%
Airlines 2.5%
Southwest Airlines Co.	1,013,612	58,921,266
Building Products 2.9%
Trane Technologies PLC	455,633	69,821,201
Electrical Equipment 3.0%
AMETEK, Inc.	601,130	70,915,306
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Mid Cap Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 5.4%
Ingersoll Rand, Inc.(a)	1,355,143	62,797,327
ITT, Inc.	793,325	65,830,108
Total		128,627,435
Road & Rail 2.5%
Norfolk Southern Corp.	231,695	58,401,042
Total Industrials		386,686,250
Information Technology 10.1%
Communications Equipment 1.8%
Motorola Solutions, Inc.	244,360	42,880,293
Electronic Equipment, Instruments & Components 2.2%
Corning, Inc.	1,344,600	51,417,504
IT Services 1.2%
CACI International, Inc., Class A(a)	129,650	28,696,731
Semiconductors & Semiconductor Equipment 4.9%
Marvell Technology Group Ltd.	830,750	40,108,610
ON Semiconductor Corp.(a)	1,085,600	43,717,112
Teradyne, Inc.	250,625	32,232,881
Total		116,058,603
Total Information Technology		239,053,131
Materials 6.6%
Chemicals 3.9%
Eastman Chemical Co.	433,000	47,309,580
FMC Corp.	448,680	45,626,269
Total		92,935,849
Metals & Mining 2.7%
Freeport-McMoRan, Inc.(a)	1,917,345	65,017,169
Total Materials		157,953,018
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 7.5%
Equity Real Estate Investment Trusts (REITS) 7.5%
First Industrial Realty Trust, Inc.	1,280,375	54,684,817
Gaming and Leisure Properties, Inc.	1,266,708	56,241,835
Welltower, Inc.	995,590	67,600,561
Total		178,527,213
Total Real Estate		178,527,213
Utilities 7.1%
Electric Utilities 1.1%
Pinnacle West Capital Corp.	384,525	26,889,833
Independent Power and Renewable Electricity Producers 2.7%
AES Corp. (The)	2,394,250	63,591,280
Multi-Utilities 3.3%
Ameren Corp.	532,275	37,402,964
CMS Energy Corp.	747,825	40,464,811
Total		77,867,775
Total Utilities		168,348,888
Total Common Stocks (Cost $1,613,109,197)		2,344,167,858

Money Market Funds 0.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.086%(b),(c)	16,810,826	16,809,145
Total Money Market Funds (Cost $16,807,443)		16,809,145
Total Investments in Securities (Cost: $1,629,916,640)		2,360,977,003
Other Assets & Liabilities, Net		11,845,544
Net Assets		2,372,822,547

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
February 28, 2021
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.086%
	20,794,404	357,362,533	(361,348,896)	1,104	16,809,145	(7,219)	69,770	16,810,826
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	96,829,260	—	—	96,829,260
Consumer Discretionary	344,024,685	—	—	344,024,685
Consumer Staples	76,692,842	—	—	76,692,842
Energy	108,331,470	—	—	108,331,470
Financials	403,131,706	—	—	403,131,706
Health Care	184,589,395	—	—	184,589,395
Industrials	386,686,250	—	—	386,686,250
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Mid Cap Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	239,053,131	—	—	239,053,131
Materials	157,953,018	—	—	157,953,018
Real Estate	178,527,213	—	—	178,527,213
Utilities	168,348,888	—	—	168,348,888
Total Common Stocks	2,344,167,858	—	—	2,344,167,858
Money Market Funds	16,809,145	—	—	16,809,145
Total Investments in Securities	2,360,977,003	—	—	2,360,977,003
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2021	11

Statement of Assets and Liabilities
February 28, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,613,109,197)	$2,344,167,858
Affiliated issuers (cost $16,807,443)	16,809,145
Receivable for:
Investments sold	33,298,719
Capital shares sold	1,711,178
Dividends	2,353,167
Expense reimbursement due from Investment Manager	1,277
Prepaid expenses	32,665
Total assets	2,398,374,009
Liabilities
Payable for:
Investments purchased	23,160,412
Capital shares purchased	1,576,880
Management services fees	47,800
Distribution and/or service fees	7,627
Transfer agent fees	283,833
Compensation of board members	386,573
Compensation of chief compliance officer	16
Other expenses	88,321
Total liabilities	25,551,462
Net assets applicable to outstanding capital stock	$2,372,822,547
Represented by
Paid in capital	1,621,076,295
Total distributable earnings (loss)	751,746,252
Total - representing net assets applicable to outstanding capital stock	$2,372,822,547
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Mid Cap Value Fund | Annual Report 2021

Statement of Assets and Liabilities  (continued)
February 28, 2021
Class A
Net assets	$1,003,004,083
Shares outstanding	80,218,230
Net asset value per share	$12.50
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.26
Advisor Class
Net assets	$152,859,740
Shares outstanding	11,720,540
Net asset value per share	$13.04
Class C
Net assets	$12,576,982
Shares outstanding	1,125,351
Net asset value per share	$11.18
Institutional Class
Net assets	$703,151,620
Shares outstanding	56,032,278
Net asset value per share	$12.55
Institutional 2 Class
Net assets	$103,359,807
Shares outstanding	7,922,401
Net asset value per share	$13.05
Institutional 3 Class
Net assets	$369,599,359
Shares outstanding	29,576,656
Net asset value per share	$12.50
Class R
Net assets	$28,270,956
Shares outstanding	2,273,352
Net asset value per share	$12.44
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2021	13

Statement of Operations
Year Ended February 28, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$30,061,025
Dividends — affiliated issuers	69,770
Foreign taxes withheld	(104,756)
Total income	30,026,039
Expenses:
Management services fees	13,047,043
Distribution and/or service fees
Class A	1,762,923
Class C	125,170
Class R	117,079
Transfer agent fees
Class A	1,117,421
Advisor Class	152,525
Class C	20,256
Institutional Class	921,090
Institutional 2 Class	43,503
Institutional 3 Class	18,718
Class R	37,809
Compensation of board members	93,026
Custodian fees	11,740
Printing and postage fees	142,042
Registration fees	98,760
Audit fees	29,500
Legal fees	23,804
Compensation of chief compliance officer	295
Other	69,066
Total expenses	17,831,770
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(614,756)
Fees waived by transfer agent
Institutional 2 Class	(12,165)
Institutional 3 Class	(14,303)
Expense reduction	(3,800)
Total net expenses	17,186,746
Net investment income	12,839,293
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	35,918,975
Investments — affiliated issuers	(7,219)
Net realized gain	35,911,756
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	605,074,849
Investments — affiliated issuers	1,104
Net change in unrealized appreciation (depreciation)	605,075,953
Net realized and unrealized gain	640,987,709
Net increase in net assets resulting from operations	$653,827,002
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Mid Cap Value Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended February 28, 2021	Year Ended February 29, 2020
Operations
Net investment income	$12,839,293	$16,536,138
Net realized gain	35,911,756	85,770,159
Net change in unrealized appreciation (depreciation)	605,075,953	(123,238,610)
Net increase (decrease) in net assets resulting from operations	653,827,002	(20,932,313)
Distributions to shareholders
Net investment income and net realized gains
Class A	(17,676,345)	(18,193,680)
Advisor Class	(1,096,305)	(835,092)
Class C	(373,633)	(449,205)
Institutional Class	(22,705,183)	(24,467,859)
Institutional 2 Class	(2,421,282)	(2,396,789)
Institutional 3 Class	(7,952,391)	(5,612,786)
Class R	(757,365)	(881,879)
Total distributions to shareholders	(52,982,504)	(52,837,290)
Increase (decrease) in net assets from capital stock activity	426,729,328	(149,323,097)
Total increase (decrease) in net assets	1,027,573,826	(223,092,700)
Net assets at beginning of year	1,345,248,721	1,568,341,421
Net assets at end of year	$2,372,822,547	$1,345,248,721
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2021	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2021		February 29, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,671,905	45,629,276	3,720,206	39,978,178
Fund reorganization	39,170,046	338,427,345	—	—
Distributions reinvested	1,834,484	16,251,790	1,549,857	16,747,145
Redemptions	(14,614,146)	(144,279,931)	(11,806,729)	(126,986,064)
Net increase (decrease)	31,062,289	256,028,480	(6,536,666)	(70,260,741)
Advisor Class
Subscriptions	11,572,395	109,734,091	768,934	8,564,800
Fund reorganization	2,434,767	21,937,275	—	—
Distributions reinvested	108,583	1,056,042	70,554	793,026
Redemptions	(4,404,517)	(47,412,019)	(862,542)	(9,750,853)
Net increase (decrease)	9,711,228	85,315,389	(23,054)	(393,027)
Class C
Subscriptions	93,312	835,907	99,155	956,282
Fund reorganization	543,360	4,205,613	—	—
Distributions reinvested	44,083	347,951	42,422	413,178
Redemptions	(1,008,448)	(9,142,544)	(920,275)	(8,838,996)
Net decrease	(327,693)	(3,753,073)	(778,698)	(7,469,536)
Institutional Class
Subscriptions	6,624,100	64,456,629	6,609,536	71,587,344
Fund reorganization	5,608,529	48,625,920	—	—
Distributions reinvested	2,425,313	21,406,965	2,108,240	22,834,881
Redemptions	(20,421,123)	(191,725,497)	(13,887,409)	(150,522,554)
Net decrease	(5,763,181)	(57,235,983)	(5,169,633)	(56,100,329)
Institutional 2 Class
Subscriptions	2,772,450	28,783,226	1,675,027	18,814,543
Fund reorganization	1,608,162	14,489,499	—	—
Distributions reinvested	259,114	2,385,510	213,491	2,396,789
Redemptions	(2,891,479)	(28,953,694)	(2,256,270)	(25,034,276)
Net increase (decrease)	1,748,247	16,704,541	(367,752)	(3,822,944)
Institutional 3 Class
Subscriptions	11,620,696	107,181,810	3,349,292	36,095,945
Fund reorganization	8,691,673	75,009,378	—	—
Distributions reinvested	767,213	6,876,162	391,920	4,224,192
Redemptions	(5,855,282)	(57,421,915)	(4,230,934)	(45,292,288)
Net increase (decrease)	15,224,300	131,645,435	(489,722)	(4,972,151)
Class R
Subscriptions	799,660	7,723,118	504,029	5,369,854
Fund reorganization	303,824	2,612,872	—	—
Distributions reinvested	85,793	749,444	79,460	854,855
Redemptions	(1,351,248)	(13,060,895)	(1,171,497)	(12,529,078)
Net decrease	(161,971)	(1,975,461)	(588,008)	(6,304,369)
Total net increase (decrease)	51,493,219	426,729,328	(13,953,533)	(149,323,097)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Mid Cap Value Fund | Annual Report 2021

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Columbia Select Mid Cap Value Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2021	$9.76	0.05	3.04	3.09	(0.07)	(0.28)	(0.35)
Year Ended 2/29/2020	$10.34	0.10	(0.32)	(0.22)	(0.10)	(0.26)	(0.36)
Year Ended 2/28/2019	$13.27	0.07	0.18	0.25	(0.07)	(3.11)	(3.18)
Year Ended 2/28/2018	$15.19	0.13	0.80	0.93	(0.14)	(2.71)	(2.85)
Year Ended 2/28/2017	$12.88	0.11	3.35	3.46	(0.11)	(1.04)	(1.15)
Advisor Class
Year Ended 2/28/2021	$10.17	0.07	3.17	3.24	(0.09)	(0.28)	(0.37)
Year Ended 2/29/2020	$10.75	0.13	(0.33)	(0.20)	(0.12)	(0.26)	(0.38)
Year Ended 2/28/2019	$13.67	0.10	0.19	0.29	(0.10)	(3.11)	(3.21)
Year Ended 2/28/2018	$15.57	0.17	0.82	0.99	(0.18)	(2.71)	(2.89)
Year Ended 2/28/2017	$13.18	0.15	3.42	3.57	(0.14)	(1.04)	(1.18)
Class C
Year Ended 2/28/2021	$8.76	(0.01)	2.72	2.71	(0.01)	(0.28)	(0.29)
Year Ended 2/29/2020	$9.30	0.02	(0.28)	(0.26)	(0.02)	(0.26)	(0.28)
Year Ended 2/28/2019	$12.29	(0.02)	0.14	0.12	—	(3.11)	(3.11)
Year Ended 2/28/2018	$14.29	0.01	0.75	0.76	(0.05)	(2.71)	(2.76)
Year Ended 2/28/2017	$12.20	0.00(d)	3.17	3.17	(0.04)	(1.04)	(1.08)
Institutional Class
Year Ended 2/28/2021	$9.80	0.09	3.03	3.12	(0.09)	(0.28)	(0.37)
Year Ended 2/29/2020	$10.38	0.13	(0.33)	(0.20)	(0.12)	(0.26)	(0.38)
Year Ended 2/28/2019	$13.31	0.10	0.18	0.28	(0.10)	(3.11)	(3.21)
Year Ended 2/28/2018	$15.23	0.18	0.79	0.97	(0.18)	(2.71)	(2.89)
Year Ended 2/28/2017	$12.91	0.15	3.35	3.50	(0.14)	(1.04)	(1.18)
Institutional 2 Class
Year Ended 2/28/2021	$10.17	0.10	3.17	3.27	(0.11)	(0.28)	(0.39)
Year Ended 2/29/2020	$10.76	0.14	(0.33)	(0.19)	(0.14)	(0.26)	(0.40)
Year Ended 2/28/2019	$13.67	0.11	0.20	0.31	(0.11)	(3.11)	(3.22)
Year Ended 2/28/2018	$15.57	0.18	0.83	1.01	(0.20)	(2.71)	(2.91)
Year Ended 2/28/2017	$13.18	0.17	3.42	3.59	(0.16)	(1.04)	(1.20)
Institutional 3 Class
Year Ended 2/28/2021	$9.76	0.09	3.04	3.13	(0.11)	(0.28)	(0.39)
Year Ended 2/29/2020	$10.34	0.14	(0.32)	(0.18)	(0.14)	(0.26)	(0.40)
Year Ended 2/28/2019	$13.27	0.12	0.18	0.30	(0.12)	(3.11)	(3.23)
Year Ended 2/28/2018	$15.20	0.14	0.84	0.98	(0.20)	(2.71)	(2.91)
Year Ended 2/28/2017	$12.89	0.17	3.35	3.52	(0.17)	(1.04)	(1.21)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Mid Cap Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2021	$12.50	33.20%	1.18%	1.15%(c)	0.54%	44%	$1,003,004
Year Ended 2/29/2020	$9.76	(2.47%)	1.21%	1.16%(c)	0.91%	28%	$479,921
Year Ended 2/28/2019	$10.34	3.57%	1.20%	1.17%(c)	0.57%	79%	$575,861
Year Ended 2/28/2018	$13.27	5.96%	1.18%	1.18%(c)	0.86%	59%	$692,641
Year Ended 2/28/2017	$15.19	27.41%	1.17%	1.17%(c)	0.78%	33%	$886,910
Advisor Class
Year Ended 2/28/2021	$13.04	33.49%	0.93%	0.90%(c)	0.66%	44%	$152,860
Year Ended 2/29/2020	$10.17	(2.14%)	0.96%	0.91%(c)	1.16%	28%	$20,433
Year Ended 2/28/2019	$10.75	3.79%	0.95%	0.92%(c)	0.78%	79%	$21,857
Year Ended 2/28/2018	$13.67	6.20%	0.93%	0.92%(c)	1.10%	59%	$69,624
Year Ended 2/28/2017	$15.57	27.70%	0.93%	0.93%(c)	1.02%	33%	$105,459
Class C
Year Ended 2/28/2021	$11.18	32.30%	1.94%	1.90%(c)	(0.12%)	44%	$12,577
Year Ended 2/29/2020	$8.76	(3.11%)	1.96%	1.92%(c)	0.17%	28%	$12,726
Year Ended 2/28/2019	$9.30	2.78%	1.95%	1.92%(c)	(0.20%)	79%	$20,763
Year Ended 2/28/2018	$12.29	5.09%	1.93%	1.92%(c)	0.10%	59%	$69,670
Year Ended 2/28/2017	$14.29	26.48%	1.92%	1.92%(c)	0.03%	33%	$99,413
Institutional Class
Year Ended 2/28/2021	$12.55	33.52%	0.94%	0.90%(c)	0.91%	44%	$703,152
Year Ended 2/29/2020	$9.80	(2.22%)	0.96%	0.91%(c)	1.16%	28%	$605,614
Year Ended 2/28/2019	$10.38	3.84%	0.95%	0.92%(c)	0.82%	79%	$694,941
Year Ended 2/28/2018	$13.31	6.21%	0.93%	0.93%(c)	1.20%	59%	$837,610
Year Ended 2/28/2017	$15.23	27.74%	0.93%	0.93%(c)	1.02%	33%	$1,421,365
Institutional 2 Class
Year Ended 2/28/2021	$13.05	33.75%	0.84%	0.79%	0.96%	44%	$103,360
Year Ended 2/29/2020	$10.17	(2.12%)	0.85%	0.80%	1.27%	28%	$62,808
Year Ended 2/28/2019	$10.76	3.99%	0.83%	0.80%	0.89%	79%	$70,379
Year Ended 2/28/2018	$13.67	6.33%	0.82%	0.82%	1.17%	59%	$82,174
Year Ended 2/28/2017	$15.57	27.86%	0.80%	0.80%	1.15%	33%	$88,789
Institutional 3 Class
Year Ended 2/28/2021	$12.50	33.80%	0.79%	0.75%	0.94%	44%	$369,599
Year Ended 2/29/2020	$9.76	(2.07%)	0.80%	0.75%	1.32%	28%	$140,100
Year Ended 2/28/2019	$10.34	4.02%	0.78%	0.76%	0.97%	79%	$153,442
Year Ended 2/28/2018	$13.27	6.34%	0.77%	0.77%	0.98%	59%	$239,180
Year Ended 2/28/2017	$15.20	27.94%	0.75%	0.75%	1.19%	33%	$78,828
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2021	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 2/28/2021	$9.71	0.04	3.02	3.06	(0.05)	(0.28)	(0.33)
Year Ended 2/29/2020	$10.29	0.07	(0.32)	(0.25)	(0.07)	(0.26)	(0.33)
Year Ended 2/28/2019	$13.22	0.04	0.18	0.22	(0.04)	(3.11)	(3.15)
Year Ended 2/28/2018	$15.14	0.09	0.80	0.89	(0.10)	(2.71)	(2.81)
Year Ended 2/28/2017	$12.84	0.08	3.33	3.41	(0.07)	(1.04)	(1.11)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Select Mid Cap Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 2/28/2021	$12.44	32.90%	1.44%	1.40%(c)	0.39%	44%	$28,271
Year Ended 2/29/2020	$9.71	(2.72%)	1.46%	1.41%(c)	0.66%	28%	$23,646
Year Ended 2/28/2019	$10.29	3.34%	1.45%	1.42%(c)	0.32%	79%	$31,097
Year Ended 2/28/2018	$13.22	5.71%	1.43%	1.42%(c)	0.61%	59%	$41,290
Year Ended 2/28/2017	$15.14	27.10%	1.42%	1.42%(c)	0.54%	33%	$53,457
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Value Fund | Annual Report 2021	21

Notes to Financial Statements
February 28, 2021
Note 1. Organization
Columbia Select Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia Select Mid Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Select Mid Cap Value Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
February 28, 2021
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2021 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
24	Columbia Select Mid Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended February 28, 2021, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $12,375,959 and $27,864,910, respectively. The sale transactions resulted in a net realized gain of $2,472,973.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective July 1, 2020 through June 30, 2022, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.04% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class. Prior to July 1, 2020, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% of the average daily net assets attributable to Institutional 2 Class shares.
For the year ended February 28, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Advisor Class	0.16
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.04
Institutional 3 Class	0.00
Class R	0.16
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2021, these minimum account balance fees reduced total expenses of the Fund by $3,800.
Columbia Select Mid Cap Value Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
February 28, 2021
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 28, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	115,391
Class C	—	1.00(b)	1,145

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2020 through June 30, 2021	Prior to July 1, 2020
Class A	1.17%	1.17%
Advisor Class	0.92	0.92
Class C	1.92	1.92
Institutional Class	0.92	0.92
Institutional 2 Class	0.78	0.80
Institutional 3 Class	0.74	0.76
Class R	1.42	1.42
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the
26	Columbia Select Mid Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment is the Transfer Agent’s contractual agreement to limit total transfer agency fees, effective July 1, 2020 through June 30, 2022, to an annual rate of not more than 0.04% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Reflected in the contractual cap commitment, prior to July 1, 2020, is the Transfer Agents contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class of the average daily net assets attributable to Institutional 2 Class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Reorganization (see Fund reorganization note) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the reorganization.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(124,022)	(12,061,487)	12,185,509
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2021			Year Ended February 29, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
14,349,286	38,633,218	52,982,504	16,762,090	36,075,200	52,837,290
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
31,282,731	2,607,798	—	718,238,251
At February 28, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,642,738,752	728,384,236	(10,145,985)	718,238,251
Columbia Select Mid Cap Value Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
February 28, 2021
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at February 28, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended February 28, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	8,180,713
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
The Fund acquired $8,180,713 of capital loss carryforward in connection with the Columbia Small/Mid Cap Value Fund (the Acquired Fund) merger (Note 9). In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $756,680,681 and $856,654,504, respectively, for the year ended February 28, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Transactions to realign the portfolio for the Fund following the reorganization as described in  Note 9 are excluded for purposes of calculating the Fund’s portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $367,614,125 and $378,910,904, respectively.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 28, 2021.
28	Columbia Select Mid Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended February 28, 2021.
Note 9. Fund reorganization
At the close of business on July 10, 2020, the Fund acquired the assets and assumed the identified liabilities of Columbia Small/Mid Cap Value Fund (the Acquired Fund), a series of Columbia Funds Series Trust II. The reorganization was completed after the Board of Trustees of the Acquired Fund approved a plan of reorganization at a meeting held in February 2020. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $1,250,747,976 and the combined net assets immediately after the reorganization were $1,756,055,878.
The reorganization was accomplished by a tax-free exchange of 66,086,472 shares of the Acquired Fund valued at $505,307,902 (including $60,893,032 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	39,170,046
Advisor Class	2,434,767
Class C	543,360
Institutional Class	5,608,529
Institutional 2 Class	1,608,162
Institutional 3 Class	8,691,673
Class R	303,824
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Columbia Select Mid Cap Value Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
February 28, 2021
Assuming the reorganization had been completed on March 1, 2020, the Fund’s pro-forma results of operations for the year ended February 28, 2021 would have been approximately:
($)
Net investment income	14,586,000
Net realized gain	21,580,000
Net change in unrealized appreciation	582,251,000
Net increase in net assets from operations	618,417,000
Note 10. Significant risks
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
30	Columbia Select Mid Cap Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Shareholder concentration risk
At February 28, 2021, affiliated shareholders of record owned 25.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Select Mid Cap Value Fund | Annual Report 2021	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Select Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Mid Cap Value Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Select Mid Cap Value Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
61.99%	58.31%	$2,949,466
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	172	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Select Mid Cap Value Fund | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	172	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	172	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	170	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	170	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	170	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
34	Columbia Select Mid Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	172	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	172	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	170	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	170
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	170	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Select Mid Cap Value Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	172	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	172	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	172	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
36	Columbia Select Mid Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	170	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	172	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST I, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	172	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Select Mid Cap Value Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
38	Columbia Select Mid Cap Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	1,166,986,012	16,252,243	0
Kathleen Blatz	1,167,818,192	15,420,063	0
Pamela G. Carlton	1,167,761,255	15,477,001	0
Janet Langford Carrig	1,169,443,247	13,795,008	0
J. Kevin Connaughton	1,168,554,731	14,683,525	0
Olive M. Darragh	1,169,004,224	14,234,032	0
Patricia M. Flynn	1,168,110,224	15,128,031	0
Brian J. Gallagher	1,166,931,187	16,307,068	0
Douglas A. Hacker	1,168,253,721	14,984,535	0
Nancy T. Lukitsh	1,169,128,202	14,110,053	0
David M. Moffett	1,167,387,510	15,850,745	0
Catherine James Paglia	1,167,159,143	16,079,112	0
Anthony M. Santomero	1,166,760,857	16,477,398	0
Minor M. Shaw	1,165,931,084	17,307,171	0
Natalie A. Trunow	1,168,907,601	14,330,655	0
Sandra Yeager	1,167,549,796	15,688,459	0
Christopher O. Petersen	1,167,593,463	15,644,793	0
Columbia Select Mid Cap Value Fund | Annual Report 2021	39

Columbia Select Mid Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN197_02_L01_(04/21)

Annual Report
February 28, 2021
Columbia Small Cap Index Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Small Cap Index Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Index Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) SmallCap 600® Index.
Portfolio management
Christopher Lo, CFA
Lead Portfolio Manager
Managed Fund since 2014
Kaiyu Zhao
Portfolio Manager
Managed Fund since November 2020
Christopher Rowe
Portfolio Manager
Managed Fund since November 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2021)
	Inception	1 Year	5 Years	10 Years
Class A	10/15/96	46.15	16.18	12.43
Institutional Class	10/15/96	46.46	16.46	12.71
Institutional 2 Class*	11/08/12	46.48	16.46	12.66
Institutional 3 Class*	03/01/17	46.41	16.41	12.54
S&P SmallCap 600 Index		46.69	16.66	12.94
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 Index is heavily weighted with the stocks of companies with small market capitalizations.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Small Cap Index Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2011 — February 28, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2021)
Common Stocks	97.6
Exchange-Traded Equity Funds	1.1
Money Market Funds	1.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2021)
Communication Services	2.1
Consumer Discretionary	15.1
Consumer Staples	3.9
Energy	4.0
Financials	17.2
Health Care	11.8
Industrials	17.6
Information Technology	14.3
Materials	5.0
Real Estate	7.6
Utilities	1.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Index Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2021, the Fund’s Class A shares returned 46.15%. The Fund closely tracked its benchmark, the unmanaged S&P Small Cap 600 Index, which returned 46.69% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
The robust returns of U.S. equities for the 12 months ended February 28, 2021 mask unprecedented market-shaking events and heightened volatility. The annual period began in March 2020 amidst the swiftest drawdown for the S&P 500 Index ever, as global financial markets were battered by news concerning the global spread of COVID-19 and the initiation of an economic lockdown. Reflecting a rebound in investor sentiment on then-unprecedented fiscal and monetary stimulus enacted at the end of March and on prospects of a gradual reopening of the U.S. economy, U.S. equities posted gains through the remainder of calendar year 2020 overall. September and October saw U.S. equity market declines on delays to another round of fiscal stimulus, uncertainty around the then-upcoming U.S. presidential election and threats of a second wave of COVID-19. However, in addition to a wide range of accommodative policies by the U.S. Federal Reserve (Fed), U.S. equities were supported before and after these months by stronger than expected corporate earnings, some positive economic data, encouraging COVID-19 vaccine developments, resolution to a contested U.S. presidential election, a fifth round of fiscal stimulus and indications the Fed would keep its interest rates near zero indefinitely. The fourth quarter of 2020 was notable for reversals of two long-standing trends — the outperformance of small-cap stocks over large-cap stocks and of value stocks over growth stocks.
U.S. equities were mixed in January 2021, with small-cap indices up and large-cap indices down. There was disappointment in the slow rollout of the COVID-19 vaccine effort and concerns about the spread of variants. Those worries did not dampen investor enthusiasm created by two vaccine approvals though. Also, corporate earnings reports generally beat consensus expectations. Major U.S. equity indices were then mostly higher in February. The House of Representatives passed President Biden’s $1.9 trillion relief package. COVID-19 infection and hospitalization trends improved significantly, even as the U.S. death toll passed a staggering 500,000. The pace of vaccinations improved, and a third COVID-19 vaccine was approved. U.S. small-cap stocks continued to outpace large-cap stocks in the first two months of 2021.
Despite the heightened volatility, small-cap and mid-cap stocks notably outperformed large caps for the annual period as a whole. Further, despite the rotation into cyclicals that began toward the end of 2020, growth stocks outperformed value stocks for the annual period overall across the capitalization spectrum.
The Fund’s notable contributors during the period
•	Ten of the eleven sectors of the S&P Small Cap 600 Index posted a positive return during the 12 months ended February 28, 2021.
•	In terms of total return, consumer discretionary, information technology and materials were the best relative performers.
•	On the basis of impact, which takes weightings and total returns into account, consumer discretionary, information technology and industrials were the biggest contributors to the Index’s return.
•	The top performing industries for the annual period on the basis of total return were retail; semiconductors and semiconductor equipment; household and personal products; consumer services; and food and staples retailing sector.
•	Top individual contributors within the S&P Small Cap 600 Index during the annual period included specialty electronic game and entertainment software retailer GameStop Corp.-Class A; apparel and accessories company Capri Holdings Ltd.; business intelligence software and services provider MicroStrategy Inc.-Class A; shoe manufacturer Crocs, Inc.; and outdoor and recreation products company YETI Holdings, Inc.
•	Industrials remained the largest sector by weighting in the S&P Small Cap 600 Index as of February 28, 2021, with a weighting of 17.84%. As always, each sector and stock in the S&P Small Cap 600 Index was represented in the fund with approximately the same weighting as in the Index and therefore had a similar effect.
The Fund’s notable detractors during the period
•	Utilities was by far the weakest sector from a total return perspective, followed by real estate and financials.
Columbia Small Cap Index Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	On the basis of impact, utilities, real estate and communication services were the weakest sectors.
•	The worst performing industries for the annual period on the basis of total return were utilities; diversified financials; real estate; insurance; and telecommunication services.
•	Top individual detractors were mortgage-backed securities and loans real estate investment trust Invesco Mortgage Capital Inc.; Internet-based health insurance seller eHealth, Inc.; specialty finance real estate investment trust Redwood Trust, Inc.; mortgage-backed securities and other mortgage-related financial assets real estate investment trust New York Mortgage Trust, Inc.; and shopping centers real estate investment trust Acadia Realty Trust.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund’s net value will generally decline when the performance of its targeted index declines. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Small Cap Index Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2020 — February 28, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,427.60	1,022.31	2.68	2.23	0.45
Institutional Class	1,000.00	1,000.00	1,429.50	1,023.54	1.19	0.99	0.20
Institutional 2 Class	1,000.00	1,000.00	1,429.10	1,023.54	1.19	0.99	0.20
Institutional 3 Class	1,000.00	1,000.00	1,428.70	1,023.54	1.19	0.99	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small Cap Index Fund | Annual Report 2021	7

Portfolio of Investments
February 28, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.1%
Issuer	Shares	Value ($)
Communication Services 2.0%
Diversified Telecommunication Services 0.7%
ATN International, Inc.	47,966	2,334,985
Cincinnati Bell, Inc.(a)	221,610	3,386,201
Cogent Communications Holdings, Inc.	183,885	11,005,517
Consolidated Communications Holdings, Inc.(a)	319,457	1,680,344
Vonage Holdings Corp.(a)	1,020,720	13,493,918
Total		31,900,965
Entertainment 0.2%
Glu Mobile, Inc.(a)	646,794	8,071,989
Marcus Corp. (The)	101,179	1,987,156
Total		10,059,145
Interactive Media & Services 0.1%
QuinStreet, Inc.(a)	212,780	5,083,314
Media 0.8%
AMC Networks, Inc., Class A(a)	130,108	8,533,783
EW Scripps Co. (The), Class A	249,796	4,701,161
Gannett Co, Inc.(a)	573,084	2,836,766
Meredith Corp.	177,018	4,386,506
Scholastic Corp.	130,931	3,770,813
TechTarget, Inc.(a)	103,208	8,631,285
Total		32,860,314
Wireless Telecommunication Services 0.2%
Shenandoah Telecommunications Co.	217,985	9,667,635
Spok Holdings, Inc.	76,744	822,696
Total		10,490,331
Total Communication Services		90,394,069
Consumer Discretionary 14.6%
Auto Components 1.4%
American Axle & Manufacturing Holdings, Inc.(a)	495,303	4,839,110
Cooper Tire & Rubber Co.	220,268	12,608,140
Cooper-Standard Holding, Inc.(a)	73,885	2,646,561
Dorman Products, Inc.(a)	125,650	12,528,562
Gentherm, Inc.(a)	142,942	10,118,864
LCI Industries	109,990	15,501,991
Common Stocks (continued)
Issuer	Shares	Value ($)
Motorcar Parts of America, Inc.(a)	83,299	1,772,603
Standard Motor Products, Inc.	88,334	3,710,911
Total		63,726,742
Automobiles 0.2%
Winnebago Industries, Inc.	147,594	10,272,542
Distributors 0.1%
Core-Mark Holding Co., Inc.	196,428	6,399,624
Diversified Consumer Services 0.2%
American Public Education, Inc.(a)	64,755	1,906,387
Perdoceo Education Corp.(a)	302,968	3,899,198
Regis Corp.(a)	106,049	1,246,076
Total		7,051,661
Hotels, Restaurants & Leisure 1.9%
BJ’s Restaurants, Inc.(a)	97,584	5,418,840
Bloomin’ Brands, Inc.	348,470	8,655,995
Brinker International, Inc.	198,033	13,583,084
Cheesecake Factory, Inc. (The)	183,377	10,076,566
Chuy’s Holdings, Inc.(a)	86,119	3,530,879
Dave & Buster’s Entertainment, Inc.(a)	207,495	8,426,372
Dine Brands Global, Inc.	71,794	5,679,623
El Pollo Loco Holdings, Inc.(a)	82,872	1,519,044
Fiesta Restaurant Group, Inc.(a)	75,940	1,158,844
Monarch Casino & Resort, Inc.(a)	55,900	3,782,194
Red Robin Gourmet Burgers, Inc.(a)	67,960	2,085,692
Ruth’s Hospitality Group, Inc.	139,308	3,176,919
Shake Shack, Inc., Class A(a)	155,871	18,467,596
Total		85,561,648
Household Durables 2.4%
Cavco Industries, Inc.(a)	37,364	7,880,441
Century Communities, Inc.(a)	126,874	7,019,939
Ethan Allen Interiors, Inc.	95,307	2,441,765
Installed Building Products, Inc.(a)	99,035	10,830,468
iRobot Corp.(a)	122,989	15,264,165
La-Z-Boy, Inc.	201,771	8,597,462
LGI Homes, Inc.(a)	96,583	10,551,693
M/I Homes, Inc.(a)	125,696	6,272,230
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
MDC Holdings, Inc.	224,076	12,675,979
Meritage Homes Corp.(a)	164,464	13,865,960
Tupperware Brands Corp.(a)	215,025	6,573,314
Universal Electronics, Inc.(a)	60,124	3,498,616
Total		105,472,032
Internet & Direct Marketing Retail 0.6%
Liquidity Services, Inc.(a)	114,627	1,789,328
PetMed Express, Inc.	88,642	3,076,764
Shutterstock, Inc.	96,618	8,524,606
Stamps.com, Inc.(a)	79,740	14,507,098
Total		27,897,796
Leisure Products 0.6%
Callaway Golf Co.	411,816	11,510,257
Sturm Ruger & Co., Inc.	76,504	5,217,573
Vista Outdoor, Inc.(a)	254,645	8,049,328
Total		24,777,158
Multiline Retail 0.7%
Big Lots, Inc.	156,208	9,925,456
Macy’s, Inc.	1,356,832	20,637,415
Total		30,562,871
Specialty Retail 4.8%
Aaron’s Co., Inc. (The)(a)	146,794	3,223,596
Abercrombie & Fitch Co., Class A	272,814	7,466,919
America’s Car-Mart, Inc.(a)	26,847	3,624,345
Asbury Automotive Group, Inc.(a)	84,331	14,289,888
Barnes & Noble Education, Inc.(a)	131,846	853,044
Bed Bath & Beyond, Inc.	550,989	14,799,565
Boot Barn Holdings, Inc.(a)	126,225	7,626,515
Buckle, Inc. (The)	125,305	4,816,724
Caleres, Inc.	165,776	2,629,207
Cato Corp. (The), Class A	86,089	1,062,338
Chico’s FAS, Inc.	524,355	1,410,515
Children’s Place, Inc. (The)(a)	63,784	4,417,042
Conn’s, Inc.(a)	84,082	1,193,124
Designer Brands, Inc.	257,015	3,210,117
GameStop Corp., Class A(a)	239,338	24,350,248
Genesco, Inc.(a)	62,285	2,799,088
Group 1 Automotive, Inc.	75,276	11,475,073
Common Stocks (continued)
Issuer	Shares	Value ($)
Guess?, Inc.	164,144	4,138,070
Haverty Furniture Companies, Inc.	73,023	2,641,242
Hibbett Sports, Inc.(a)	72,577	4,663,798
Lumber Liquidators Holdings, Inc.(a)	126,260	3,127,460
MarineMax, Inc.(a)	96,517	4,309,484
Michaels Companies, Inc. (The)(a)	322,811	4,842,165
Monro, Inc.	145,640	9,028,224
ODP Corp. (The)	230,329	8,814,691
Rent-A-Center, Inc.	213,180	12,313,277
Sally Beauty Holdings, Inc.(a)	493,318	7,942,420
Shoe Carnival, Inc.	37,620	1,841,875
Signet Jewelers Ltd.(a)	228,860	11,392,651
Sleep Number Corp.(a)	121,372	16,643,742
Sonic Automotive, Inc., Class A	103,704	4,781,791
Zumiez, Inc.(a)	91,332	4,117,247
Total		209,845,485
Textiles, Apparel & Luxury Goods 1.7%
Crocs, Inc.(a)	295,141	22,643,218
Fossil Group, Inc.(a)	204,821	3,100,990
G-III Apparel Group Ltd.(a)	190,311	5,479,054
Kontoor Brands, Inc.	205,113	8,666,024
Movado Group, Inc.	72,520	1,653,456
Oxford Industries, Inc.	73,793	5,625,978
Steven Madden Ltd.	338,305	12,513,902
Unifi, Inc.(a)	65,361	1,629,450
Vera Bradley, Inc.(a)	96,417	914,997
Wolverine World Wide, Inc.	358,872	12,542,576
Total		74,769,645
Total Consumer Discretionary		646,337,204
Consumer Staples 3.8%
Beverages 0.5%
Celsius Holdings, Inc.(a)	115,924	6,900,956
Coca-Cola Bottling Co. Consolidated	20,296	5,209,171
MGP Ingredients, Inc.	57,695	3,685,557
National Beverage Corp.	101,952	4,859,032
Total		20,654,716

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 0.6%
Andersons, Inc. (The)	134,107	3,505,557
PriceSmart, Inc.	101,926	9,830,763
SpartanNash Co.	156,816	2,858,756
The Chefs’ Warehouse(a)	142,033	4,422,907
United Natural Foods, Inc.(a)	245,078	6,482,313
Total		27,100,296
Food Products 1.1%
B&G Foods, Inc.	280,956	8,521,396
Calavo Growers, Inc.	72,575	5,461,269
Cal-Maine Foods, Inc.(a)	163,433	6,226,797
Fresh Del Monte Produce, Inc.	132,556	3,411,991
J&J Snack Foods Corp.	65,475	10,394,811
John B. Sanfilippo & Son, Inc.	38,575	3,335,195
Seneca Foods Corp., Class A(a)	29,290	1,595,133
Simply Good Foods Co. (The)(a)	368,185	10,739,956
Total		49,686,548
Household Products 0.6%
Central Garden & Pet Co.(a)	42,629	1,943,883
Central Garden & Pet Co., Class A(a)	170,365	7,071,851
WD-40 Co.	59,752	18,627,686
Total		27,643,420
Personal Products 0.7%
elf Beauty, Inc.(a)	167,362	4,292,835
Inter Parfums, Inc.	77,227	5,650,700
Medifast, Inc.	51,466	13,020,383
Usana Health Sciences, Inc.(a)	52,435	5,089,341
Total		28,053,259
Tobacco 0.3%
Universal Corp.	107,195	5,447,650
Vector Group Ltd.	556,346	7,594,123
Total		13,041,773
Total Consumer Staples		166,180,012
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 3.8%
Energy Equipment & Services 1.6%
Archrock, Inc.	561,723	5,791,364
Bristow Group, Inc.(a)	101,334	2,697,511
Core Laboratories NV	194,561	6,914,698
DMC Global Inc	64,601	4,069,217
Dril-Quip, Inc.(a)	153,462	5,211,569
Exterran Corp.(a)	108,640	594,261
Helix Energy Solutions Group, Inc.(a)	617,205	3,024,304
Helmerich & Payne, Inc.	470,506	13,517,637
Matrix Service Co.(a)	115,740	1,570,592
Nabors Industries Ltd.	28,067	3,115,718
Oceaneering International, Inc.(a)	434,226	5,123,867
Oil States International, Inc.(a)	266,867	1,956,135
Patterson-UTI Energy, Inc.	819,845	6,066,853
ProPetro Holding Corp.(a)	353,006	4,048,979
RPC, Inc.(a)	253,912	1,612,341
US Silica Holdings, Inc.	323,357	4,303,882
Total		69,618,928
Oil, Gas & Consumable Fuels 2.2%
Bonanza Creek Energy, Inc.(a)	81,079	2,588,852
Callon Petroleum Co.(a)	173,826	4,444,731
CONSOL Energy, Inc.(a)	130,741	1,413,310
Dorian LPG Ltd.(a)	146,843	1,828,195
Green Plains, Inc.(a)	180,434	4,568,589
Laredo Petroleum, Inc.(a)	39,367	1,282,971
Matador Resources Co.(a)	480,234	10,032,088
Par Pacific Holdings, Inc.(a)	174,660	3,086,242
PBF Energy, Inc., Class A(a)	420,222	5,967,152
PDC Energy, Inc.(a)	435,682	15,227,086
Penn Virginia Corp.(a)	66,464	973,033
QEP Resources, Inc.	1,059,147	3,643,466
Range Resources Corp.(a)	1,120,854	10,805,033
Renewable Energy Group, Inc.(a)	171,989	13,375,585
REX American Resources Corp.(a)	23,057	2,168,972
SM Energy Co.	465,918	6,457,624

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Southwestern Energy Co.(a)	2,824,098	11,437,597
Talos Energy, Inc.(a)	102,187	1,082,160
Total		100,382,686
Total Energy		170,001,614
Financials 16.8%
Banks 9.4%
Allegiance Bancshares, Inc.	82,259	3,097,051
Ameris Bancorp	303,860	14,475,890
Banc of California, Inc.	193,660	3,594,330
BancFirst Corp.	81,457	5,203,473
BankUnited, Inc.	403,976	16,235,795
Banner Corp.	153,725	7,959,881
Berkshire Hills Bancorp, Inc.	222,270	4,480,963
Boston Private Financial Holdings, Inc.	359,672	4,949,087
Brookline Bancorp, Inc.	345,702	4,919,340
Cadence BanCorp	550,862	11,303,688
Central Pacific Financial Corp.	123,221	2,788,491
City Holding Co.	69,035	5,192,122
Columbia Banking System, Inc.	313,108	13,867,553
Community Bank System, Inc.	234,120	16,667,003
Customers Bancorp, Inc.(a)	127,126	3,404,434
CVB Financial Corp.	556,969	11,924,706
Dime Community Bancshares, Inc.	153,038	4,500,848
Eagle Bancorp, Inc.	140,952	6,891,143
FB Financial Corp.	136,214	5,776,836
First BanCorp	954,238	10,009,957
First BanCorp	125,189	5,041,361
First Commonwealth Financial Corp.	420,356	5,636,974
First Financial Bancorp	428,598	9,613,453
First Hawaiian, Inc.	571,890	15,950,012
First Midwest Bancorp, Inc.	499,802	9,886,084
Great Western Bancorp, Inc.	240,561	6,454,252
Hanmi Financial Corp.	134,328	2,299,695
Heritage Financial Corp.	157,022	4,065,300
Hilltop Holdings, Inc.	283,830	9,377,743
Hope Bancorp, Inc.	538,977	7,092,937
Independent Bank Corp.	144,144	12,325,753
Independent Bank Group, Inc.	160,742	11,202,110
Investors Bancorp, Inc.	994,451	13,265,976
Common Stocks (continued)
Issuer	Shares	Value ($)
National Bank Holdings Corp., Class A	133,820	5,185,525
NBT Bancorp, Inc.	190,757	6,911,126
OFG Bancorp	224,522	4,335,520
Old National Bancorp	722,943	13,106,957
Pacific Premier Bancorp, Inc.	412,717	16,632,495
Park National Corp.	62,062	7,695,688
Preferred Bank	59,297	3,436,261
Renasant Corp.	245,721	9,651,921
S&T Bancorp, Inc.	171,893	4,964,270
Seacoast Banking Corp. of Florida(a)	241,235	8,672,398
ServisFirst Bancshares, Inc.	205,104	10,164,954
Simmons First National Corp., Class A	475,945	13,935,670
Southside Bancshares, Inc.	137,382	4,750,670
Tompkins Financial Corp.	52,883	4,089,442
Triumph Bancorp, Inc.(a)	98,889	7,584,786
United Community Banks, Inc.	378,759	12,521,773
Veritex Holdings, Inc.	217,150	6,314,722
Westamerica BanCorp	117,489	7,062,264
Total		416,470,683
Capital Markets 0.9%
Blucora, Inc.(a)	210,079	3,403,280
BrightSphere Investment Group, Inc.	261,982	4,741,874
Donnelley Financial Solutions, Inc.(a)	129,884	3,375,685
Greenhill & Co., Inc.	62,218	938,870
Piper Sandler Companies	60,128	6,392,809
StoneX Group, Inc.(a)	71,139	4,104,009
Virtus Investment Partners, Inc.	31,292	7,851,163
Waddell & Reed Financial, Inc., Class A	273,334	6,857,950
WisdomTree Investments, Inc.	487,928	2,586,018
Total		40,251,658
Consumer Finance 0.7%
Encore Capital Group, Inc.(a)	137,061	4,580,579
Enova International, Inc.(a)	155,955	4,787,818
Ezcorp, Inc., Class A(a)	227,806	1,093,469
Green Dot Corp., Class A(a)	233,849	11,051,704
PRA Group, Inc.(a)	199,305	7,346,382
World Acceptance Corp.(a)	17,431	2,205,893
Total		31,065,845

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 2.7%
Ambac Financial Group, Inc.(a)	200,307	3,395,204
American Equity Investment Life Holding Co.	402,358	11,117,151
AMERISAFE, Inc.	84,528	4,946,579
Assured Guaranty Ltd.	353,039	15,611,385
eHealth, Inc.(a)	113,238	6,728,602
Employers Holdings, Inc.	126,899	4,224,468
HCI Group, Inc.	26,875	1,555,256
Horace Mann Educators Corp.	181,084	6,978,977
James River Group Holdings Ltd.	133,847	6,144,916
Mr. Cooper Group, Inc.(a)	313,845	9,870,425
Palomar Holdings, Inc.(a)	94,848	8,074,410
ProAssurance Corp.	235,642	5,832,139
Safety Insurance Group, Inc.	61,870	4,892,680
SiriusPoint Ltd.(a)	372,393	3,802,132
Stewart Information Services Corp.	116,833	5,514,518
Trupanion, Inc.(a)	143,128	13,849,065
United Fire Group, Inc.	94,128	2,772,070
United Insurance Holdings Corp.	90,419	562,406
Universal Insurance Holdings, Inc.	124,681	1,856,500
Total		117,728,883
Mortgage Real Estate Investment Trusts (REITS) 1.0%
Apollo Commercial Real Estate Finance, Inc.	564,392	7,500,770
ARMOUR Residential REIT, Inc.	283,041	3,416,305
Capstead Mortgage Corp.	421,877	2,417,355
Granite Point Mortgage Trust, Inc.	241,392	2,693,935
Invesco Mortgage Capital, Inc.	793,089	3,085,116
KKR Real Estate Finance Trust, Inc.	118,895	2,191,235
New York Mortgage Trust, Inc.	1,651,741	6,887,760
PennyMac Mortgage Investment Trust	431,969	8,194,452
Ready Capital Corp.	178,624	2,343,547
Redwood Trust, Inc.	489,422	4,815,912
Total		43,546,387
Thrifts & Mortgage Finance 2.1%
Axos Financial, Inc.(a)	224,619	10,393,121
Capitol Federal Financial, Inc.	564,410	7,512,297
Flagstar Bancorp, Inc.	206,859	8,975,612
HomeStreet, Inc.	95,271	4,092,842
Common Stocks (continued)
Issuer	Shares	Value ($)
Meta Financial Group, Inc.	146,252	6,477,501
NMI Holdings, Inc., Class A(a)	370,857	8,477,791
Northfield Bancorp, Inc.	209,059	2,862,018
Northwest Bancshares, Inc.	558,829	7,890,666
Provident Financial Services, Inc.	318,782	6,448,960
TrustCo Bank Corp.	421,668	2,901,076
Walker & Dunlop, Inc.	126,987	12,655,524
WSFS Financial Corp.	221,251	11,757,278
Total		90,444,686
Total Financials		739,508,142
Health Care 11.5%
Biotechnology 1.2%
Anika Therapeutics, Inc.(a)	62,157	2,281,162
Coherus Biosciences, Inc.(a)	277,236	4,502,313
Cytokinetics, Inc.(a)	309,492	5,796,785
Eagle Pharmaceuticals, Inc.(a)	50,708	2,256,506
Enanta Pharmaceuticals, Inc.(a)	78,141	3,853,914
Myriad Genetics, Inc.(a)	328,867	10,027,155
REGENXBIO, Inc.(a)	149,404	6,112,117
Spectrum Pharmaceuticals, Inc.(a)	638,065	2,188,563
Vanda Pharmaceuticals, Inc.(a)	239,149	4,460,129
Xencor, Inc.(a)	251,230	12,378,102
Total		53,856,746
Health Care Equipment & Supplies 3.0%
Angiodynamics, Inc.(a)	165,955	3,476,757
Cardiovascular Systems, Inc.(a)	175,452	7,246,168
CONMED Corp.	125,066	15,390,622
CryoLife, Inc.(a)	169,908	4,290,177
Cutera, Inc.(a)	77,103	2,723,278
Glaukos Corp.(a)	196,599	18,590,401
Heska Corp.(a)	38,863	7,321,789
Inogen, Inc.(a)	80,273	4,213,530
Integer Holdings Corp.(a)	143,751	12,677,401
Invacare Corp.	150,472	1,369,295
Lantheus Holdings, Inc.(a)	292,403	5,462,088
LeMaitre Vascular, Inc.	73,827	3,793,970
Meridian Bioscience, Inc.(a)	188,356	3,970,544
Merit Medical Systems, Inc.(a)	213,741	11,909,649
Mesa Laboratories, Inc.	21,264	5,781,894

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Natus Medical, Inc.(a)	148,093	3,837,090
OraSure Technologies, Inc.(a)	313,663	3,324,828
Orthofix Medical, Inc.(a)	84,541	3,932,002
SurModics, Inc.(a)	59,800	3,118,570
Tactile Systems Technology, Inc.(a)	84,939	4,316,600
Varex Imaging Corp.(a)	171,408	3,930,385
Zynex, Inc.(a)	85,070	1,235,216
Total		131,912,254
Health Care Providers & Services 3.7%
Addus HomeCare Corp.(a)	65,671	7,064,229
AMN Healthcare Services, Inc.(a)	205,650	14,985,716
Community Health Systems, Inc.(a)	491,677	4,208,755
Corvel Corp.(a)	39,913	4,051,170
Covetrus, Inc.(a)	433,360	16,103,658
Cross Country Healthcare, Inc.(a)	152,752	1,697,075
Ensign Group, Inc. (The)	222,950	18,286,359
Fulgent Genetics, Inc.(a)	57,316	5,803,818
Hanger, Inc.(a)	166,637	3,662,681
Magellan Health, Inc.(a)	99,654	9,299,711
Mednax, Inc.(a)	374,290	9,143,905
ModivCare, Inc.(a)	53,959	6,920,781
Owens & Minor, Inc.	321,442	10,932,242
Pennant Group, Inc. (The)(a)	110,938	5,855,308
R1 RCM, Inc.(a)	510,122	14,099,772
RadNet, Inc.(a)	187,402	3,455,693
Select Medical Holdings Corp.(a)	471,417	14,920,348
Tivity Health, Inc.(a)	163,701	3,896,084
U.S. Physical Therapy, Inc.	56,189	6,587,598
Total		160,974,903
Health Care Technology 1.5%
Allscripts Healthcare Solutions, Inc.(a)	690,800	10,659,044
Computer Programs & Systems, Inc.	55,207	1,736,260
HealthStream, Inc.(a)	110,813	2,581,943
HMS Holdings Corp.(a)	387,207	14,243,409
NextGen Healthcare, Inc.(a)	242,198	4,529,103
Omnicell, Inc.(a)	184,994	23,475,739
Simulations Plus, Inc.	66,238	4,750,589
Tabula Rasa HealthCare, Inc.(a)	94,814	3,844,708
Total		65,820,795
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 0.7%
Luminex Corp.	189,197	6,152,687
NeoGenomics, Inc.(a)	485,495	24,745,680
Total		30,898,367
Pharmaceuticals 1.4%
Amphastar Pharmaceuticals, Inc.(a)	159,943	2,803,801
ANI Pharmaceuticals, Inc.(a)	42,115	1,225,546
Collegium Pharmaceutical, Inc.(a)	151,215	3,567,162
Corcept Therapeutics, Inc.(a)	457,185	11,498,203
Endo International PLC(a)	1,006,986	7,985,399
Innoviva, Inc.(a)	274,878	3,141,856
Lannett Co., Inc.(a)	149,491	905,915
Pacira Pharmaceuticals, Inc.(a)	189,965	13,962,427
Phibro Animal Health Corp., Class A	88,712	1,913,518
Prestige Consumer Healthcare, Inc.(a)	219,087	9,138,119
Supernus Pharmaceuticals, Inc.(a)	230,373	6,190,122
Total		62,332,068
Total Health Care		505,795,133
Industrials 17.1%
Aerospace & Defense 1.5%
AAR Corp.	145,097	5,771,959
Aerojet Rocketdyne Holdings, Inc.(a)	314,260	16,112,110
Aerovironment, Inc.(a)	95,912	10,557,993
Cubic Corp.	137,843	9,573,196
Kaman Corp.	121,022	5,888,931
Moog, Inc., Class A	128,368	9,969,059
National Presto Industries, Inc.	22,725	2,325,449
Park Aerospace Corp.	81,989	1,138,827
Triumph Group, Inc.	227,863	3,319,964
Total		64,657,488
Air Freight & Logistics 0.6%
Atlas Air Worldwide Holdings, Inc.(a)	114,306	6,301,690
Echo Global Logistics, Inc.(a)	116,347	3,241,427
Forward Air Corp.	120,283	10,316,673
HUB Group, Inc., Class A(a)	146,457	8,432,994
Total		28,292,784

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 0.7%
Allegiant Travel Co.	57,331	14,458,305
Hawaiian Holdings, Inc.(a)	201,159	5,395,084
Skywest, Inc.	219,245	12,358,841
Total		32,212,230
Building Products 2.1%
AAON, Inc.	178,180	13,737,678
American Woodmark Corp.(a)	74,304	6,940,737
Apogee Enterprises, Inc.	115,377	4,315,100
Gibraltar Industries, Inc.(a)	142,207	12,421,781
Griffon Corp.	196,332	4,829,767
Insteel Industries, Inc.	84,418	2,606,828
Patrick Industries, Inc.	96,029	7,579,569
PGT, Inc.(a)	257,824	6,082,068
Quanex Building Products Corp.	143,445	3,490,017
Resideo Technologies, Inc.(a)	614,335	14,756,327
UFP Industries, Inc.	267,549	16,320,489
Total		93,080,361
Commercial Services & Supplies 2.0%
ABM Industries, Inc.	291,599	12,591,245
Brady Corp., Class A	211,968	11,109,243
CoreCivic, Inc.	523,117	3,755,980
Deluxe Corp.	183,188	7,241,422
Harsco Corp.(a)	345,072	5,645,378
HNI Corp.	186,484	6,636,966
Interface, Inc.	256,539	3,186,214
Matthews International Corp., Class A	139,015	4,962,835
Pitney Bowes, Inc.	756,945	6,418,894
Team, Inc.(a)	133,925	1,485,228
Unifirst Corp.	66,595	16,135,302
US Ecology, Inc.(a)	137,791	5,264,994
Viad Corp.	89,324	3,737,316
Total		88,171,017
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 0.8%
Aegion Corp.(a)	134,559	3,478,350
Arcosa, Inc.	211,055	11,973,150
Comfort Systems U.S.A., Inc.	159,143	9,857,318
Granite Construction, Inc.	204,382	7,026,653
MYR Group, Inc.(a)	73,141	4,311,662
Total		36,647,133
Electrical Equipment 0.5%
AZZ, Inc.	114,021	5,825,333
Encore Wire Corp.	90,216	5,911,854
Powell Industries, Inc.	38,599	1,201,587
Vicor Corp.(a)	92,335	9,094,074
Total		22,032,848
Industrial Conglomerates 0.1%
Raven Industries, Inc.	156,777	6,145,658
Machinery 5.7%
Alamo Group, Inc.	43,112	6,580,185
Albany International Corp., Class A	134,240	10,611,672
Astec Industries, Inc.	98,861	6,714,639
Barnes Group, Inc.	203,624	10,659,716
Chart Industries, Inc.(a)	154,354	22,086,514
CIRCOR International, Inc.(a)	87,444	3,113,881
Enerpac Tool Group Corp.	261,598	6,461,471
EnPro Industries, Inc.	89,797	7,214,291
ESCO Technologies, Inc.	113,855	12,031,058
Federal Signal Corp.	264,646	9,635,761
Franklin Electric Co., Inc.	167,681	12,586,136
Greenbrier Companies, Inc. (The)	143,528	6,752,992
Hillenbrand, Inc.	326,982	15,191,584
John Bean Technologies Corp.	138,740	20,473,862
Lindsay Corp.	47,509	7,613,317
Lydall, Inc.(a)	73,663	2,565,682
Meritor, Inc.(a)	316,195	9,602,842
Mueller Industries, Inc.	249,591	10,143,378
Proto Labs, Inc.(a)	116,986	17,042,520
SPX Corp.(a)	195,820	10,885,634
SPX FLOW, Inc.(a)	184,587	11,363,176
Standex International Corp.	54,133	5,308,282

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Tennant Co.	80,776	6,155,131
Titan International, Inc.	220,072	1,819,995
Wabash National Corp.	231,532	3,838,801
Watts Water Technologies, Inc., Class A	119,959	13,686,122
Total		250,138,642
Marine 0.4%
Matson, Inc.	188,369	13,048,321
SEACOR Holdings, Inc.(a)	83,735	3,559,575
Total		16,607,896
Professional Services 1.1%
Exponent, Inc.	225,760	21,779,067
Forrester Research, Inc.(a)	48,095	2,172,932
Heidrick & Struggles International, Inc.	84,654	3,038,232
Kelly Services, Inc., Class A(a)	145,864	3,036,888
Korn/Ferry International	236,792	14,574,548
Resources Connection, Inc.	133,309	1,701,023
TrueBlue, Inc.(a)	155,111	3,230,962
Total		49,533,652
Road & Rail 0.9%
ArcBest Corp.	111,100	6,553,789
Heartland Express, Inc.	215,514	3,922,355
Marten Transport Ltd.	256,690	4,153,244
Saia, Inc.(a)	114,371	22,934,817
Total		37,564,205
Trading Companies & Distributors 0.7%
Applied Industrial Technologies, Inc.	169,484	14,468,849
DXP Enterprises, Inc.(a)	71,570	2,149,963
GMS, Inc.(a)	186,629	6,830,622
NOW, Inc.(a)	478,280	5,084,116
Veritiv Corp.(a)	54,209	1,289,090
Total		29,822,640
Total Industrials		754,906,554
Information Technology 13.8%
Communications Equipment 1.1%
ADTRAN, Inc.	209,695	3,531,264
Applied Optoelectronics, Inc.(a)	92,429	861,901
CalAmp Corp.(a)	153,130	1,710,462
Comtech Telecommunications Corp.	109,360	2,939,597
Common Stocks (continued)
Issuer	Shares	Value ($)
Digi International, Inc.(a)	127,865	2,986,926
Extreme Networks, Inc.(a)	537,892	4,932,470
Harmonic, Inc.(a)	427,418	3,310,352
NETGEAR, Inc.(a)	132,413	5,296,520
Plantronics, Inc.(a)	164,126	6,645,462
Viavi Solutions, Inc.(a)	1,001,310	16,206,202
Total		48,421,156
Electronic Equipment, Instruments & Components 3.6%
Arlo Technologies, Inc.(a)	345,601	2,405,383
Badger Meter, Inc.	127,318	13,825,462
Bel Fuse, Inc., Class B	44,662	792,750
Benchmark Electronics, Inc.	159,492	4,529,573
CTS Corp.	141,097	4,539,090
Daktronics, Inc.	161,229	872,249
ePlus, Inc.(a)	59,061	5,584,808
Fabrinet(a)	161,517	14,266,796
FARO Technologies, Inc.(a)	77,986	7,288,571
Insight Enterprises, Inc.(a)	153,471	12,828,641
Itron, Inc.(a)	176,642	20,709,508
Knowles Corp.(a)	400,858	8,333,838
Methode Electronics, Inc.	164,105	6,388,608
MTS Systems Corp.	84,292	4,919,281
OSI Systems, Inc.(a)	72,877	6,895,622
PC Connection, Inc.	48,071	2,211,747
Plexus Corp.(a)	126,033	10,584,251
Rogers Corp.(a)	81,664	14,820,383
Sanmina Corp.(a)	284,511	10,134,282
Scansource, Inc.(a)	110,912	3,154,337
TTM Technologies, Inc.(a)	434,073	6,129,111
Total		161,214,291
IT Services 1.9%
BM Technologies, Inc.(a)	18,702	235,645
Cardtronics PLC, Class A(a)	155,593	5,998,110
CSG Systems International, Inc.	144,061	6,648,415
EVERTEC, Inc.	260,972	10,151,811
ExlService Holdings, Inc.(a)	147,839	12,510,136
Mantech International Corp., Class A	118,849	9,289,238
NIC, Inc.	293,103	10,173,605
Perficient, Inc.(a)	144,332	8,037,849

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Sykes Enterprises, Inc.(a)	173,008	7,069,107
TTEC Holdings, Inc.	79,699	6,705,874
Unisys Corp.(a)	275,643	6,767,036
Total		83,586,826
Semiconductors & Semiconductor Equipment 3.8%
Advanced Energy Industries, Inc.	167,354	17,480,125
Axcelis Technologies, Inc.(a)	146,466	5,400,201
Ceva, Inc.(a)	97,291	5,957,128
Cohu, Inc.(a)	183,503	7,973,205
Diodes, Inc.(a)	184,325	14,473,199
DSP Group, Inc.(a)	95,959	1,494,082
Formfactor, Inc.(a)	338,390	15,352,754
Ichor Holdings Ltd.(a)	101,279	4,330,690
Kulicke & Soffa Industries, Inc.	271,231	13,523,578
MaxLinear, Inc., Class A(a)	295,123	11,737,042
Onto Innovation, Inc.(a)	213,521	13,336,522
PDF Solutions, Inc.(a)	128,136	2,352,577
Photronics, Inc.(a)	286,942	3,417,479
Power Integrations, Inc.	261,751	23,130,936
Rambus, Inc.(a)	498,145	10,451,082
SMART Global Holdings, Inc.(a)	60,865	2,841,787
Ultra Clean Holdings, Inc.(a)	177,092	8,213,527
Veeco Instruments, Inc.(a)	216,936	4,664,124
Total		166,130,038
Software 2.9%
8x8, Inc.(a)	464,904	15,904,366
Agilysys, Inc.(a)	88,713	5,286,408
Alarm.com Holdings, Inc.(a)	195,422	17,173,685
Bottomline Technologies de, Inc.(a)	171,469	7,695,529
Ebix, Inc.	102,897	2,508,629
LivePerson, Inc.(a)	271,992	17,848,115
MicroStrategy, Inc., Class A(a)	31,715	23,799,253
OneSpan, Inc.(a)	149,250	3,486,480
Progress Software Corp.	197,215	8,389,526
SPS Commerce, Inc.(a)	154,394	15,552,108
Xperi Holding Corp.	462,224	9,752,926
Total		127,397,025
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 0.5%
3D Systems Corp.(a)	542,829	19,454,991
Diebold, Inc.(a)	339,659	4,931,849
Total		24,386,840
Total Information Technology		611,136,176
Materials 4.9%
Chemicals 2.8%
AdvanSix, Inc.(a)	122,565	3,407,307
American Vanguard Corp.	116,546	2,274,978
Balchem Corp.	141,460	16,884,666
Ferro Corp.(a)	359,830	5,710,502
FutureFuel Corp.	112,851	1,656,653
GCP Applied Technologies(a)	210,842	5,226,773
Hawkins, Inc.	41,528	2,599,653
HB Fuller Co.	226,223	12,684,324
Innospec, Inc.	107,480	10,796,366
Koppers Holdings, Inc.(a)	92,110	3,077,395
Kraton Performance Polymers, Inc.(a)	139,365	5,182,984
Livent Corp.(a)	639,731	11,911,791
Quaker Chemical Corp.	57,700	16,293,326
Rayonier Advanced Materials, Inc.(a)	276,985	2,562,111
Stepan Co.	93,303	11,260,739
Tredegar Corp.	112,786	1,718,859
Trinseo SA	167,516	10,839,960
Total		124,088,387
Construction Materials 0.1%
U.S. Concrete, Inc.(a)	69,272	3,564,737
Containers & Packaging 0.1%
Myers Industries, Inc.	156,650	3,468,231
Metals & Mining 1.3%
Allegheny Technologies, Inc.(a)	554,522	10,901,902
Arconic Corp.(a)	424,755	9,310,630
Carpenter Technology Corp.	209,966	8,537,218
Century Aluminum Co.(a)	219,120	3,008,518
Haynes International, Inc.	55,192	1,541,513
Kaiser Aluminum Corp.	69,140	7,888,874
Materion Corp.	88,883	6,086,708
Olympic Steel, Inc.	39,710	708,426

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
SunCoke Energy, Inc.	361,915	2,312,637
TimkenSteel Corp.(a)	165,844	1,340,019
Warrior Met Coal, Inc.	223,818	4,290,591
Total		55,927,036
Paper & Forest Products 0.6%
Boise Cascade Co.	171,412	8,560,315
Clearwater Paper Corp.(a)	72,468	2,537,105
Glatfelter Corp.	194,006	3,113,796
Mercer International, Inc.	172,811	2,656,105
Neenah, Inc.	73,469	4,064,305
Schweitzer-Mauduit International, Inc.	136,964	6,396,219
Total		27,327,845
Total Materials		214,376,236
Real Estate 7.4%
Equity Real Estate Investment Trusts (REITS) 6.9%
Acadia Realty Trust	377,220	7,133,230
Agree Realty Corp.	255,236	16,478,036
Alexander & Baldwin, Inc.	316,379	5,527,141
American Assets Trust, Inc.	218,785	6,799,838
Armada Hoffler Properties, Inc.	253,325	3,270,426
Brandywine Realty Trust	745,856	9,121,819
CareTrust REIT, Inc.	418,620	9,284,992
Centerspace	56,739	3,893,998
Chatham Lodging Trust	205,392	2,861,111
Community Healthcare Trust, Inc.	96,304	4,221,004
DiamondRock Hospitality Co.(a)	872,426	8,828,951
Diversified Healthcare Trust	1,041,862	4,688,379
Easterly Government Properties, Inc.	355,195	7,807,186
Essential Properties Realty Trust, Inc.	457,694	10,618,501
Four Corners Property Trust, Inc.	321,149	8,699,926
Franklin Street Properties Corp.	422,377	2,094,990
GEO Group, Inc. (The)	530,468	3,819,370
Getty Realty Corp.	157,227	4,399,211
Global Net Lease, Inc.	391,278	7,269,945
Hersha Hospitality Trust(a)	159,656	1,775,375
Independence Realty Trust, Inc.	414,702	5,822,416
Industrial Logistics Properties Trust	285,538	6,073,393
Innovative Industrial Properties, Inc.	96,959	18,907,005
iStar, Inc.	323,475	5,731,977
Common Stocks (continued)
Issuer	Shares	Value ($)
Kite Realty Group Trust	368,194	7,058,279
Lexington Realty Trust	1,211,018	12,982,113
LTC Properties, Inc.	171,591	7,019,788
Mack-Cali Realty Corp.	376,819	5,264,161
National Storage Affiliates Trust	272,321	10,497,975
NexPoint Residential Trust, Inc.	96,834	3,974,067
Office Properties Income Trust	211,278	5,343,221
Retail Opportunity Investments Corp.	515,994	8,157,865
Retail Properties of America, Inc., Class A	936,853	9,865,062
RPT Realty	354,018	3,883,577
Safehold, Inc.	62,674	4,778,893
Saul Centers, Inc.	56,276	1,993,296
SITE Centers Corp.	659,009	8,791,180
Summit Hotel Properties, Inc.(a)	462,176	4,783,522
Tanger Factory Outlet Centers, Inc.	408,637	6,431,946
Uniti Group, Inc.	1,017,729	12,121,152
Universal Health Realty Income Trust	56,001	3,469,262
Urstadt Biddle Properties, Inc., Class A	131,153	2,114,186
Washington Real Estate Investment Trust	360,184	8,111,344
Whitestone REIT	174,087	1,627,713
Xenia Hotels & Resorts, Inc.	497,306	9,931,201
Total		303,328,023
Real Estate Management & Development 0.5%
Marcus & Millichap, Inc.(a)	105,028	3,977,410
RE/MAX Holdings, Inc., Class A	81,143	3,385,286
Realogy Holdings Corp.(a)	504,853	7,613,183
St. Joe Co. (The)	136,462	6,868,133
Total		21,844,012
Total Real Estate		325,172,035
Utilities 1.4%
Gas Utilities 0.6%
Chesapeake Utilities Corp.	76,351	8,072,591
Northwest Natural Holding Co.	133,667	6,414,680
South Jersey Industries, Inc.	439,845	11,044,508
Total		25,531,779
Multi-Utilities 0.3%
Avista Corp.	300,558	12,085,437

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Water Utilities 0.5%
American States Water Co.	161,303	11,783,184
California Water Service Group	217,933	11,975,418
Total		23,758,602
Total Utilities		61,375,818
Total Common Stocks (Cost $2,551,859,794)		4,285,182,993

Exchange-Traded Equity Funds 1.1%
	Shares	Value ($)
U.S. Small Cap 1.1%
iShares Core S&P Small-Cap ETF	447,875	47,067,184
Total Exchange-Traded Equity Funds (Cost $30,910,919)		47,067,184

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.086%(b),(c)	56,771,279	56,765,602
Total Money Market Funds (Cost $56,765,594)		56,765,602
Total Investments in Securities (Cost: $2,639,536,307)		4,389,015,779
Other Assets & Liabilities, Net		23,383,542
Net Assets		4,412,399,321

At February 28, 2021, securities and/or cash totaling $6,526,000 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	325	03/2021	USD	35,737,000	2,622,161	—
Russell 2000 Index E-mini	395	03/2021	USD	43,434,200	—	(1,507,575)
Total					2,622,161	(1,507,575)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.086%
	4,270,988	1,034,920,370	(982,425,337)	(419)	56,765,602	8,589	75,320	56,771,279
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Index Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	90,394,069	—	—	90,394,069
Consumer Discretionary	646,337,204	—	—	646,337,204
Consumer Staples	166,180,012	—	—	166,180,012
Energy	170,001,614	—	—	170,001,614
Financials	739,508,142	—	—	739,508,142
Health Care	505,795,133	—	—	505,795,133
Industrials	754,906,554	—	—	754,906,554
Information Technology	611,136,176	—	—	611,136,176
Materials	214,376,236	—	—	214,376,236
Real Estate	325,172,035	—	—	325,172,035
Utilities	61,375,818	—	—	61,375,818
Total Common Stocks	4,285,182,993	—	—	4,285,182,993
Exchange-Traded Equity Funds	47,067,184	—	—	47,067,184
Money Market Funds	56,765,602	—	—	56,765,602
Total Investments in Securities	4,389,015,779	—	—	4,389,015,779
Investments in Derivatives
Asset
Futures Contracts	2,622,161	—	—	2,622,161
Liability
Futures Contracts	(1,507,575)	—	—	(1,507,575)
Total	4,390,130,365	—	—	4,390,130,365
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
February 28, 2021
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Index Fund | Annual Report 2021

Statement of Assets and Liabilities
February 28, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,582,770,713)	$4,332,250,177
Affiliated issuers (cost $56,765,594)	56,765,602
Margin deposits on:
Futures contracts	6,526,000
Receivable for:
Investments sold	26,787,957
Capital shares sold	6,419,034
Dividends	2,163,642
Expense reimbursement due from Investment Manager	160
Total assets	4,430,912,572
Liabilities
Payable for:
Investments purchased	12,752,961
Capital shares purchased	5,424,422
Variation margin for futures contracts	31,924
Management services fees	24,250
Distribution and/or service fees	8,123
Compensation of board members	271,571
Total liabilities	18,513,251
Net assets applicable to outstanding capital stock	$4,412,399,321
Represented by
Paid in capital	2,607,150,679
Total distributable earnings (loss)	1,805,248,642
Total - representing net assets applicable to outstanding capital stock	$4,412,399,321
Class A
Net assets	$1,179,484,266
Shares outstanding	41,040,630
Net asset value per share	$28.74
Institutional Class
Net assets	$1,920,980,508
Shares outstanding	66,324,918
Net asset value per share	$28.96
Institutional 2 Class
Net assets	$1,236,122,212
Shares outstanding	41,599,325
Net asset value per share	$29.71
Institutional 3 Class
Net assets	$75,812,335
Shares outstanding	2,694,593
Net asset value per share	$28.13
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2021	21

Statement of Operations
Year Ended February 28, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$42,910,436
Dividends — affiliated issuers	75,320
Foreign taxes withheld	(62,369)
Total income	42,923,387
Expenses:
Management services fees	6,406,653
Distribution and/or service fees
Class A	2,382,055
Compensation of board members	92,083
Interest on interfund lending	441
Total expenses	8,881,232
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(78,023)
Expense reduction	(1,761)
Total net expenses	8,801,448
Net investment income	34,121,939
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	110,713,464
Investments — affiliated issuers	8,589
Futures contracts	15,249,844
Net realized gain	125,971,897
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,164,851,977
Investments — affiliated issuers	(419)
Futures contracts	1,201,401
Net change in unrealized appreciation (depreciation)	1,166,052,959
Net realized and unrealized gain	1,292,024,856
Net increase in net assets resulting from operations	$1,326,146,795
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Small Cap Index Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended February 28, 2021	Year Ended February 29, 2020
Operations
Net investment income	$34,121,939	$48,303,289
Net realized gain	125,971,897	192,749,215
Net change in unrealized appreciation (depreciation)	1,166,052,959	(533,098,325)
Net increase (decrease) in net assets resulting from operations	1,326,146,795	(292,045,821)
Distributions to shareholders
Net investment income and net realized gains
Class A	(32,771,990)	(79,317,130)
Institutional Class	(53,973,888)	(119,535,076)
Institutional 2 Class	(25,163,888)	(47,099,472)
Institutional 3 Class	(2,289,248)	(5,489,399)
Total distributions to shareholders	(114,199,014)	(251,441,077)
Decrease in net assets from capital stock activity	(156,601,896)	(386,733,006)
Total increase (decrease) in net assets	1,055,345,885	(930,219,904)
Net assets at beginning of year	3,357,053,436	4,287,273,340
Net assets at end of year	$4,412,399,321	$3,357,053,436
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2021	23

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2021		February 29, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	8,772,377	176,225,195	9,413,627	215,248,040
Distributions reinvested	1,274,492	27,865,631	3,011,038	68,514,539
Redemptions	(19,817,244)	(409,941,679)	(22,806,332)	(519,492,529)
Net decrease	(9,770,375)	(205,850,853)	(10,381,667)	(235,729,950)
Institutional Class
Subscriptions	14,952,708	303,828,228	14,677,533	337,285,084
Distributions reinvested	1,878,061	41,449,814	3,895,130	89,337,745
Redemptions	(28,858,468)	(584,127,079)	(25,782,422)	(591,445,484)
Net decrease	(12,027,699)	(238,849,037)	(7,209,759)	(164,822,655)
Institutional 2 Class
Subscriptions	27,203,178	675,050,843	11,503,124	270,539,248
Distributions reinvested	968,240	22,295,675	1,759,413	41,351,061
Redemptions	(16,980,262)	(376,793,084)	(13,735,398)	(322,112,787)
Net increase (decrease)	11,191,156	320,553,434	(472,861)	(10,222,478)
Institutional 3 Class
Subscriptions	1,465,633	31,501,162	1,205,971	27,098,539
Distributions reinvested	106,432	2,195,288	241,971	5,407,744
Redemptions	(3,020,356)	(66,151,890)	(378,673)	(8,464,206)
Net increase (decrease)	(1,448,291)	(32,455,440)	1,069,269	24,042,077
Total net decrease	(12,055,209)	(156,601,896)	(16,995,018)	(386,733,006)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Small Cap Index Fund | Annual Report 2021

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Columbia Small Cap Index Fund | Annual Report 2021	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2021	$20.32	0.18	8.97	9.15	(0.22)	(0.51)	(0.73)
Year Ended 2/29/2020	$23.54	0.24	(2.00)	(1.76)	(0.26)	(1.20)	(1.46)
Year Ended 2/28/2019	$24.33	0.23	1.32	1.55	(0.23)	(2.11)	(2.34)
Year Ended 2/28/2018	$23.83	0.21	2.11	2.32	(0.22)	(1.60)	(1.82)
Year Ended 2/28/2017	$19.05	0.19	6.28	6.47	(0.19)	(1.50)	(1.69)
Institutional Class
Year Ended 2/28/2021	$20.47	0.24	9.03	9.27	(0.27)	(0.51)	(0.78)
Year Ended 2/29/2020	$23.69	0.30	(2.02)	(1.72)	(0.30)	(1.20)	(1.50)
Year Ended 2/28/2019	$24.47	0.29	1.33	1.62	(0.29)	(2.11)	(2.40)
Year Ended 2/28/2018	$23.96	0.27	2.12	2.39	(0.28)	(1.60)	(1.88)
Year Ended 2/28/2017	$19.14	0.24	6.32	6.56	(0.24)	(1.50)	(1.74)
Institutional 2 Class
Year Ended 2/28/2021	$20.98	0.25	9.26	9.51	(0.27)	(0.51)	(0.78)
Year Ended 2/29/2020	$24.25	0.30	(2.07)	(1.77)	(0.30)	(1.20)	(1.50)
Year Ended 2/28/2019	$24.99	0.30	1.36	1.66	(0.29)	(2.11)	(2.40)
Year Ended 2/28/2018	$24.43	0.28	2.16	2.44	(0.28)	(1.60)	(1.88)
Year Ended 2/28/2017	$19.49	0.25	6.43	6.68	(0.24)	(1.50)	(1.74)
Institutional 3 Class
Year Ended 2/28/2021	$19.91	0.23	8.77	9.00	(0.27)	(0.51)	(0.78)
Year Ended 2/29/2020	$23.08	0.29	(1.96)	(1.67)	(0.30)	(1.20)	(1.50)
Year Ended 2/28/2019	$23.90	0.29	1.29	1.58	(0.29)	(2.11)	(2.40)
Year Ended 2/28/2018(e)	$23.87	0.24	1.67	1.91	(0.28)	(1.60)	(1.88)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Small Cap Index Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2021	$28.74	46.15%	0.45%(c)	0.45%(c),(d)	0.89%	24%	$1,179,484
Year Ended 2/29/2020	$20.32	(8.08%)	0.45%(c)	0.45%(c),(d)	1.04%	17%	$1,032,677
Year Ended 2/28/2019	$23.54	6.70%	0.45%	0.45%(d)	0.89%	22%	$1,440,665
Year Ended 2/28/2018	$24.33	9.86%	0.45%	0.45%(d)	0.88%	16%	$1,488,143
Year Ended 2/28/2017	$23.83	34.40%	0.45%	0.45%(d)	0.85%	18%	$1,638,983
Institutional Class
Year Ended 2/28/2021	$28.96	46.46%	0.20%(c)	0.20%(c),(d)	1.14%	24%	$1,920,981
Year Ended 2/29/2020	$20.47	(7.85%)	0.20%(c)	0.20%(c),(d)	1.29%	17%	$1,603,859
Year Ended 2/28/2019	$23.69	6.99%	0.20%	0.20%(d)	1.14%	22%	$2,026,925
Year Ended 2/28/2018	$24.47	10.11%	0.20%	0.20%(d)	1.12%	16%	$1,866,835
Year Ended 2/28/2017	$23.96	34.74%	0.20%	0.20%(d)	1.10%	18%	$1,665,820
Institutional 2 Class
Year Ended 2/28/2021	$29.71	46.48%	0.20%(c)	0.20%(c)	1.12%	24%	$1,236,122
Year Ended 2/29/2020	$20.98	(7.87%)	0.20%(c)	0.20%(c)	1.29%	17%	$638,046
Year Ended 2/28/2019	$24.25	7.01%	0.20%	0.20%	1.14%	22%	$748,749
Year Ended 2/28/2018	$24.99	10.12%	0.20%	0.20%	1.12%	16%	$584,472
Year Ended 2/28/2017	$24.43	34.73%	0.20%	0.20%	1.10%	18%	$437,779
Institutional 3 Class
Year Ended 2/28/2021	$28.13	46.41%	0.20%(c)	0.20%(c)	1.16%	24%	$75,812
Year Ended 2/29/2020	$19.91	(7.84%)	0.20%(c)	0.20%(c)	1.30%	17%	$82,471
Year Ended 2/28/2019	$23.08	6.99%	0.20%	0.20%	1.16%	22%	$70,934
Year Ended 2/28/2018(e)	$23.90	8.14%	0.21%	0.20%	1.01%	16%	$4,327
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Index Fund | Annual Report 2021	27

Notes to Financial Statements
February 28, 2021
Note 1. Organization
Columbia Small Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
28	Columbia Small Cap Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Small Cap Index Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
February 28, 2021
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
30	Columbia Small Cap Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,622,161*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,507,575*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	15,249,844

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,201,401
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	43,144,576

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are
Columbia Small Cap Index Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
February 28, 2021
subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund’s daily net assets.
32	Columbia Small Cap Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2021, these minimum account balance fees reduced total expenses of the Fund by $1,761.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.
Columbia Small Cap Index Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
February 28, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through June 30, 2021
Class A	0.45%
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, re-characterization of distributions for investments and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,065,344	(1,101,716)	36,372
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2021			Year Ended February 29, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
36,587,589	77,611,425	114,199,014	46,969,508	204,471,569	251,441,077
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
34	Columbia Small Cap Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
At February 28, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
17,064,052	76,776,473	—	1,711,673,796
At February 28, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,678,456,569	1,887,197,155	(175,523,359)	1,711,673,796
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $762,711,728 and $1,059,872,741, respectively, for the year ended February 28, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	5,266,667	1.26	3
Columbia Small Cap Index Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
February 28, 2021
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended February 28, 2021.
Note 9. Significant risks
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
36	Columbia Small Cap Index Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its underlying index. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of, its underlying index, regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Shareholder concentration risk
At February 28, 2021, two unaffiliated shareholders of record owned 30.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 15.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Small Cap Index Fund | Annual Report 2021	37

Notes to Financial Statements  (continued)
February 28, 2021
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
38	Columbia Small Cap Index Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Small Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Index Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small Cap Index Fund | Annual Report 2021	39

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
65.90%	64.81%	4.68%	$119,066,234
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	172	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
40	Columbia Small Cap Index Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	172	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	172	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	170	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	170	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	170	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Small Cap Index Fund | Annual Report 2021	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	172	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	172	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	170	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	170
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	170	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
42	Columbia Small Cap Index Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	172	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	172	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	172	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Small Cap Index Fund | Annual Report 2021	43

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	170	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	172	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST I, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	172	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
44	Columbia Small Cap Index Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia Small Cap Index Fund | Annual Report 2021	45

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	1,166,986,012	16,252,243	0
Kathleen Blatz	1,167,818,192	15,420,063	0
Pamela G. Carlton	1,167,761,255	15,477,001	0
Janet Langford Carrig	1,169,443,247	13,795,008	0
J. Kevin Connaughton	1,168,554,731	14,683,525	0
Olive M. Darragh	1,169,004,224	14,234,032	0
Patricia M. Flynn	1,168,110,224	15,128,031	0
Brian J. Gallagher	1,166,931,187	16,307,068	0
Douglas A. Hacker	1,168,253,721	14,984,535	0
Nancy T. Lukitsh	1,169,128,202	14,110,053	0
David M. Moffett	1,167,387,510	15,850,745	0
Catherine James Paglia	1,167,159,143	16,079,112	0
Anthony M. Santomero	1,166,760,857	16,477,398	0
Minor M. Shaw	1,165,931,084	17,307,171	0
Natalie A. Trunow	1,168,907,601	14,330,655	0
Sandra Yeager	1,167,549,796	15,688,459	0
Christopher O. Petersen	1,167,593,463	15,644,793	0
46	Columbia Small Cap Index Fund | Annual Report 2021

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Columbia Small Cap Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN228_02_L01_(04/21)

Annual Report
February 28, 2021
Columbia Small Cap Value Fund II
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Small Cap Value Fund II (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Value Fund II  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Christian Stadlinger, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2002
Jarl Ginsberg, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2003
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/01/02	47.45	12.91	9.58
	Including sales charges		38.93	11.58	8.93
Advisor Class*		11/08/12	47.83	13.18	9.81
Class C	Excluding sales charges	05/01/02	46.38	12.07	8.76
	Including sales charges		45.38	12.07	8.76
Institutional Class		05/01/02	47.85	13.19	9.86
Institutional 2 Class*		11/08/12	48.19	13.36	9.94
Institutional 3 Class*		11/08/12	48.20	13.42	9.99
Class R		01/23/06	47.11	12.63	9.30
Russell 2000 Value Index			41.06	14.22	9.65
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Small Cap Value Fund II | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2011 — February 28, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2021)
Common Stocks	98.0
Money Market Funds	2.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2021)
Communication Services	1.4
Consumer Discretionary	12.3
Consumer Staples	3.3
Energy	6.0
Financials	29.3
Health Care	5.4
Industrials	14.2
Information Technology	11.4
Materials	6.8
Real Estate	6.4
Utilities	3.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Value Fund II | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2021, the Fund’s Class A shares returned 47.45% excluding sales charges. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 41.06% during the same time period.
Market overview
U.S. equities finished the 12 months ended February 28, 2021 with a robust gain, although the journey was anything but smooth. Markets plunged at the start of the period amid mounting concerns about the impact of the COVID-19 pandemic on the economy. Policymakers reacted quickly and with measures of unprecedented scope, highlighted in March by the U.S. Federal Reserve slashing short-term interest rates to zero and Congress passing a $2 trillion stimulus package. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus.
While the growth style outperformed value for the overall 12-month period, largely reflecting outsize gains in mega-cap technology stocks, this trend reversed in the second half of the year with value stocks outperforming growth stocks by a wide margin. Smaller cap stocks outperformed larger cap stocks. Within the benchmark, performance was led by the consumer discretionary, information technology and consumer staples sectors, while utilities, real estate and financials were the biggest laggards.
The Fund’s notable contributors during the period
•	The Fund’s outperformance of its benchmark during the period was driven by strong broad-based stock selection, particularly within the financials, information technology, health care and industrials sectors.
•	Solar energy systems designer Sunrun contributed during the period. Though the company declined during the fourth quarter of 2020, it had already had a tremendous run earlier in the period as the market rewarded their position as a leading player in delivering residential solar energy, as the company announced they would be acquiring Vivint Solar in a move expected to provide numerous synergies.
•	The Fund’s position in software company Cerence was a strong relative performer. Shares in the company, which creates AI-driven software programs for automobiles, continued to climb, as the company continued to report results that beat consensus revenue and earnings expectations despite COVID-19 headwinds earlier in the period.
•	Within health care, the Fund’s position in biotechnology company Immunomedics was a notable contributor, as it was announced that Gilead Sciences was acquiring the company for $88 a share, roughly a 108% premium to where shares traded prior to the announcement.
•	Also within health care, a position in biopharmaceutical company Horizon Therapeutics was a notable contributor. The company reported strong earnings early in the period, highlighted by a better-than-expected launch of their Tepezza drug designed to treat thyroid eye disease.
The Fund’s notable detractors during the period
•	Stock selection within the consumer discretionary and materials sectors detracted from the Fund’s performance relative to its benchmark during the period.
•	An underweight to the consumer discretionary sector was a secondary detractor, on a relative basis, as the sector delivered strong results for the benchmark.
•	Within consumer discretionary, the Fund’s underweight position in casino and racetrack operator Penn National Gaming weighed on results. We exited the name during the initial sell-off due to uncertainty created by the COVID-19 pandemic.
•	Also within consumer discretionary, we sold the Fund’s position in restaurant operator Brinker International, Inc. early in the period. The company’s share price rebounded strongly through the rest of the period.
•	Within the real estate sector, the Fund’s holding in real estate investment trust (REIT) American Assets Trust, Inc. detracted from relative results. Shares in the REIT, which owns and operates office, retail, and multifamily properties, saw its shares decline due to perceived market fears on rent collections brought on by the pandemic.
Columbia Small Cap Value Fund II | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Also within real estate, the Fund’s holding in Mack-Cali Realty Corporation detracted from results, as the office and multifamily REIT faced headwinds brought on by the COVID-19 pandemic.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Small Cap Value Fund II | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2020 — February 28, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,484.60	1,018.15	7.92	6.43	1.30
Advisor Class	1,000.00	1,000.00	1,485.70	1,019.37	6.40	5.20	1.05
Class C	1,000.00	1,000.00	1,479.70	1,014.47	12.46	10.13	2.05
Institutional Class	1,000.00	1,000.00	1,486.10	1,019.42	6.34	5.15	1.04
Institutional 2 Class	1,000.00	1,000.00	1,487.20	1,020.16	5.43	4.41	0.89
Institutional 3 Class	1,000.00	1,000.00	1,487.30	1,020.40	5.12	4.16	0.84
Class R	1,000.00	1,000.00	1,482.60	1,016.92	9.44	7.67	1.55
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small Cap Value Fund II | Annual Report 2021	7

Portfolio of Investments
February 28, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.7%
Issuer	Shares	Value ($)
Communication Services 1.4%
Diversified Telecommunication Services 0.5%
Vonage Holdings Corp.(a)	478,300	6,323,126
Media 0.9%
Nexstar Media Group, Inc., Class A	85,000	11,691,750
Total Communication Services		18,014,876
Consumer Discretionary 12.1%
Auto Components 0.9%
Visteon Corp.(a)	99,000	12,589,830
Hotels, Restaurants & Leisure 4.9%
Caesars Entertainment, Inc.(a)	155,500	14,529,920
Carrols Restaurant Group, Inc.(a)	868,638	5,368,183
Dine Brands Global, Inc.	189,900	15,022,989
International Game Technology PLC	408,800	7,476,952
Marriott Vacations Worldwide Corp.	98,120	16,651,945
Papa John’s International, Inc.	67,800	6,114,882
Total		65,164,871
Household Durables 1.8%
Green Brick Partners, Inc.(a)	226,000	4,458,980
KB Home	252,400	10,191,912
TopBuild Corp.(a)	45,800	8,720,778
Total		23,371,670
Internet & Direct Marketing Retail 1.0%
Poshmark, Inc., Class A(a)	81,900	4,755,114
Revolve Group, Inc.(a)	192,029	8,852,537
Total		13,607,651
Specialty Retail 3.5%
American Eagle Outfitters, Inc.	466,600	11,991,620
Children’s Place, Inc. (The)(a)	179,200	12,409,600
Genesco, Inc.(a)	316,493	14,223,195
Petco Health & Wellness Co., Inc.(a)	416,600	8,302,838
Total		46,927,253
Total Consumer Discretionary		161,661,275
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 3.3%
Food & Staples Retailing 2.8%
BJ’s Wholesale Club Holdings, Inc.(a)	344,500	13,842,010
The Chefs’ Warehouse(a)	239,100	7,445,574
United Natural Foods, Inc.(a)	610,600	16,150,370
Total		37,437,954
Personal Products 0.5%
BellRing Brands, Inc., Class A(a)	260,100	5,909,472
Total Consumer Staples		43,347,426
Energy 5.9%
Energy Equipment & Services 0.7%
Helmerich & Payne, Inc.	351,400	10,095,722
Oil, Gas & Consumable Fuels 5.2%
Cimarex Energy Co.	287,200	16,654,728
Devon Energy Corp.	853,770	18,390,206
Matador Resources Co.(a)	335,800	7,014,862
Ovintiv, Inc.	775,400	17,888,478
Renewable Energy Group, Inc.(a)	118,700	9,231,299
Total		69,179,573
Total Energy		79,275,295
Financials 29.0%
Banks 16.9%
Ameris Bancorp	336,728	16,041,722
Atlantic Union Bankshares Corp.	485,300	17,825,069
Bancorp, Inc. (The)(a)	791,200	16,037,624
Cathay General Bancorp	383,547	14,436,709
Community Bank System, Inc.	232,000	16,516,080
Hancock Whitney Corp.	333,300	12,582,075
Independent Bank Corp.	174,804	14,947,490
Independent Bank Group, Inc.	191,900	13,373,511
Pacific Premier Bancorp, Inc.	290,200	11,695,060
Popular, Inc.	207,400	13,858,468
Renasant Corp.	334,600	13,143,088
Sandy Spring Bancorp, Inc.	413,622	15,543,915
Silvergate Capital Corp., Class A(a)	15,900	2,028,204
TCF Financial Corp.	312,010	13,984,288
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Value Fund II | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Triumph Bancorp, Inc.(a)	203,400	15,600,780
UMB Financial Corp.	213,691	18,029,110
Total		225,643,193
Capital Markets 2.8%
Cowen, Inc.	280,400	9,491,540
Focus Financial Partners, Inc., Class A(a)	229,500	10,788,795
Houlihan Lokey, Inc.	139,500	8,866,620
Stifel Financial Corp.	134,550	8,218,314
Total		37,365,269
Consumer Finance 0.9%
SLM Corp.	720,100	11,370,379
Insurance 1.4%
AMERISAFE, Inc.	152,000	8,895,040
Argo Group International Holdings Ltd.	206,275	9,531,968
Total		18,427,008
Mortgage Real Estate Investment Trusts (REITS) 2.8%
Blackstone Mortgage Trust, Inc.	387,900	11,326,680
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	254,900	14,333,027
Starwood Property Trust, Inc.	507,600	11,588,508
Total		37,248,215
Thrifts & Mortgage Finance 4.2%
Axos Financial, Inc.(a)	422,500	19,549,075
MGIC Investment Corp.	961,100	11,706,198
Radian Group, Inc.	444,300	9,063,720
WSFS Financial Corp.	308,800	16,409,632
Total		56,728,625
Total Financials		386,782,689
Health Care 5.3%
Biotechnology 2.6%
Arcutis Biotherapeutics, Inc.(a)	105,800	3,615,186
Arena Pharmaceuticals, Inc.(a)	90,400	7,263,640
Iovance Biotherapeutics, Inc.(a)	70,700	2,637,110
Novavax, Inc.(a)	57,400	13,272,602
Olema Pharmaceuticals, Inc.(a)	97,304	3,884,376
Silverback Therapeutics, Inc.(a)	84,860	4,078,371
Total		34,751,285
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 0.7%
Merit Medical Systems, Inc.(a)	175,400	9,773,288
Health Care Providers & Services 1.3%
LHC Group, Inc.(a)	16,000	2,907,360
R1 RCM, Inc.(a)	526,100	14,541,404
Total		17,448,764
Life Sciences Tools & Services 0.4%
Syneos Health, Inc.(a)	70,700	5,468,645
Pharmaceuticals 0.3%
Atea Pharmaceuticals, Inc.(a)	43,800	3,300,768
Total Health Care		70,742,750
Industrials 14.0%
Aerospace & Defense 0.6%
Moog, Inc., Class A	111,700	8,674,622
Air Freight & Logistics 0.5%
Air Transport Services Group, Inc.(a)	239,600	6,358,984
Airlines 1.5%
Allegiant Travel Co.	18,700	4,715,953
Skywest, Inc.	265,900	14,988,783
Total		19,704,736
Building Products 0.7%
Masonite International Corp.(a)	81,600	8,953,152
Construction & Engineering 3.3%
API Group Corp.(a)	569,600	10,537,600
EMCOR Group, Inc.	126,800	12,346,516
MasTec, Inc.(a)	238,600	20,698,550
Total		43,582,666
Electrical Equipment 0.7%
Bloom Energy Corp., Class A(a)	311,000	8,872,830
Machinery 1.5%
Altra Industrial Motion Corp.	228,800	13,252,096
Evoqua Water Technologies Corp.(a)	282,800	6,942,740
Total		20,194,836
Professional Services 2.0%
ICF International, Inc.	153,700	12,826,265
Kforce, Inc.	276,756	14,211,421
Total		27,037,686

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2021	9

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 0.3%
ArcBest Corp.	80,300	4,736,897
Trading Companies & Distributors 2.9%
Beacon Roofing Supply, Inc.(a)	145,600	6,964,048
Herc Holdings Inc(a)	184,800	16,218,048
Triton International Ltd.	281,400	16,259,292
Total		39,441,388
Total Industrials		187,557,797
Information Technology 11.2%
Communications Equipment 1.1%
Harmonic, Inc.(a)	939,800	7,278,751
Viavi Solutions, Inc.(a)	487,600	7,891,806
Total		15,170,557
IT Services 1.8%
KBR, Inc.	474,800	14,718,800
Science Applications International Corp.	104,717	9,019,275
Total		23,738,075
Semiconductors & Semiconductor Equipment 7.1%
Cohu, Inc.(a)	320,700	13,934,415
Diodes, Inc.(a)	175,400	13,772,408
Kulicke & Soffa Industries, Inc.	198,254	9,884,944
MACOM Technology Solutions Holdings, Inc.(a)	140,200	9,021,870
MagnaChip Semiconductor Corp.(a)	406,900	7,604,961
SMART Global Holdings, Inc.(a)	135,069	6,306,372
SunPower Corp.(a)	192,900	6,707,133
Synaptics, Inc.(a)	108,500	14,542,255
Ultra Clean Holdings, Inc.(a)	272,200	12,624,636
Total		94,398,994
Software 1.2%
Cerence, Inc.(a)	114,200	12,701,324
Medallia, Inc.(a)	98,000	3,956,260
Total		16,657,584
Total Information Technology		149,965,210
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 6.7%
Chemicals 1.9%
Kraton Performance Polymers, Inc.(a)	237,200	8,821,468
Livent Corp.(a)	370,000	6,889,400
Orion Engineered Carbons SA	580,400	10,273,079
Total		25,983,947
Construction Materials 1.0%
Summit Materials, Inc., Class A(a)	485,100	13,442,121
Metals & Mining 2.9%
Alcoa Corp.(a)	305,300	7,495,115
Arconic Corp.(a)	377,000	8,263,840
Cleveland-Cliffs, Inc.	490,700	6,545,938
Hecla Mining Co.	673,700	4,399,261
Materion Corp.	128,400	8,792,832
United States Steel Corp.	208,800	3,468,168
Total		38,965,154
Paper & Forest Products 0.9%
Boise Cascade Co.	227,600	11,366,344
Total Materials		89,757,566
Real Estate 6.3%
Equity Real Estate Investment Trusts (REITS) 6.3%
American Assets Trust, Inc.	265,300	8,245,524
Centerspace	116,800	8,015,984
First Industrial Realty Trust, Inc.	362,700	15,490,917
Hudson Pacific Properties, Inc.	307,400	7,866,366
PS Business Parks, Inc.	75,300	10,907,958
Sabra Health Care REIT, Inc.	579,100	9,972,102
Sunstone Hotel Investors, Inc.	940,400	12,422,684
Tanger Factory Outlet Centers, Inc.	733,600	11,546,864
Total		84,468,399
Total Real Estate		84,468,399
Utilities 3.5%
Electric Utilities 0.7%
Portland General Electric Co.	215,316	9,077,723

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Value Fund II | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 1.8%
New Jersey Resources Corp.	235,400	9,248,866
ONE Gas, Inc.	131,200	8,786,464
South Jersey Industries, Inc.	214,893	5,395,963
Total		23,431,293
Independent Power and Renewable Electricity Producers 1.0%
Clearway Energy, Inc., Class C	241,200	6,623,352
Sunnova Energy International, Inc.(a)	159,100	7,134,044
Total		13,757,396
Total Utilities		46,266,412
Total Common Stocks (Cost $786,285,715)		1,317,839,695

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.086%(b),(c)	27,422,629	27,419,887
Total Money Market Funds (Cost $27,418,064)		27,419,887
Total Investments in Securities (Cost: $813,703,779)		1,345,259,582
Other Assets & Liabilities, Net		(9,520,017)
Net Assets		1,335,739,565

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2021.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.086%
	22,340,097	305,682,932	(300,604,843)	1,701	27,419,887	(3,095)	82,848	27,422,629
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2021	11

Portfolio of Investments  (continued)
February 28, 2021
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	18,014,876	—	—	18,014,876
Consumer Discretionary	161,661,275	—	—	161,661,275
Consumer Staples	43,347,426	—	—	43,347,426
Energy	79,275,295	—	—	79,275,295
Financials	386,782,689	—	—	386,782,689
Health Care	70,742,750	—	—	70,742,750
Industrials	187,557,797	—	—	187,557,797
Information Technology	149,965,210	—	—	149,965,210
Materials	89,757,566	—	—	89,757,566
Real Estate	84,468,399	—	—	84,468,399
Utilities	46,266,412	—	—	46,266,412
Total Common Stocks	1,317,839,695	—	—	1,317,839,695
Money Market Funds	27,419,887	—	—	27,419,887
Total Investments in Securities	1,345,259,582	—	—	1,345,259,582
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Value Fund II | Annual Report 2021

Statement of Assets and Liabilities
February 28, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $786,285,715)	$1,317,839,695
Affiliated issuers (cost $27,418,064)	27,419,887
Receivable for:
Investments sold	35,409,719
Capital shares sold	2,077,765
Dividends	838,372
Prepaid expenses	22,658
Total assets	1,383,608,096
Liabilities
Payable for:
Investments purchased	1,383,555
Capital shares purchased	46,082,444
Management services fees	31,027
Distribution and/or service fees	563
Transfer agent fees	145,925
Compensation of board members	163,791
Compensation of chief compliance officer	9
Other expenses	61,217
Total liabilities	47,868,531
Net assets applicable to outstanding capital stock	$1,335,739,565
Represented by
Paid in capital	751,709,052
Total distributable earnings (loss)	584,030,513
Total - representing net assets applicable to outstanding capital stock	$1,335,739,565
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2021	13

Statement of Assets and Liabilities  (continued)
February 28, 2021
Class A
Net assets	$69,591,498
Shares outstanding	3,692,129
Net asset value per share	$18.85
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$20.00
Advisor Class
Net assets	$136,109,653
Shares outstanding	6,906,476
Net asset value per share	$19.71
Class C
Net assets	$577,232
Shares outstanding	36,065
Net asset value per share	$16.01
Institutional Class
Net assets	$333,785,787
Shares outstanding	17,377,124
Net asset value per share	$19.21
Institutional 2 Class
Net assets	$226,504,343
Shares outstanding	11,459,765
Net asset value per share	$19.77
Institutional 3 Class
Net assets	$563,772,297
Shares outstanding	28,421,331
Net asset value per share	$19.84
Class R
Net assets	$5,398,755
Shares outstanding	292,750
Net asset value per share	$18.44
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Value Fund II | Annual Report 2021

Statement of Operations
Year Ended February 28, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$16,021,291
Dividends — affiliated issuers	82,848
Interfund lending	523
Foreign taxes withheld	(22,423)
Total income	16,082,239
Expenses:
Management services fees	8,808,325
Distribution and/or service fees
Class A	172,944
Class C	3,105
Class R	21,634
Transfer agent fees
Class A	170,108
Advisor Class	190,857
Class C	751
Institutional Class	730,035
Institutional 2 Class	96,492
Institutional 3 Class	33,616
Class R	10,550
Compensation of board members	48,606
Custodian fees	10,375
Printing and postage fees	129,865
Registration fees	131,982
Audit fees	31,000
Legal fees	17,956
Compensation of chief compliance officer	225
Other	77,355
Total expenses	10,685,781
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(567,977)
Fees waived by transfer agent
Institutional 2 Class	(14,008)
Institutional 3 Class	(33,397)
Expense reduction	(40)
Total net expenses	10,070,359
Net investment income	6,011,880
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	59,418,190
Investments — affiliated issuers	(3,095)
Net realized gain	59,415,095
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	411,886,043
Investments — affiliated issuers	1,701
Net change in unrealized appreciation (depreciation)	411,887,744
Net realized and unrealized gain	471,302,839
Net increase in net assets resulting from operations	$477,314,719
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2021	15

Statement of Changes in Net Assets
	Year Ended February 28, 2021	Year Ended February 29, 2020
Operations
Net investment income	$6,011,880	$9,180,387
Net realized gain	59,415,095	36,407,713
Net change in unrealized appreciation (depreciation)	411,887,744	(180,738,386)
Net increase (decrease) in net assets resulting from operations	477,314,719	(135,150,286)
Distributions to shareholders
Net investment income and net realized gains
Class A	(611,308)	(4,629,633)
Advisor Class	(797,326)	(2,829,163)
Class C	(1,335)	(14,654)
Institutional Class	(2,814,817)	(18,063,603)
Institutional 2 Class	(1,788,519)	(5,168,504)
Institutional 3 Class	(4,907,822)	(17,932,579)
Class R	(30,100)	(193,575)
Total distributions to shareholders	(10,951,227)	(48,831,711)
Decrease in net assets from capital stock activity	(180,292,967)	(154,699,888)
Total increase (decrease) in net assets	286,070,525	(338,681,885)
Net assets at beginning of year	1,049,669,040	1,388,350,925
Net assets at end of year	$1,335,739,565	$1,049,669,040
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Value Fund II | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2021		February 29, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,542,111	20,637,627	1,128,509	16,444,144
Distributions reinvested	44,644	568,733	302,813	4,394,997
Redemptions	(5,603,739)	(71,864,547)	(3,263,115)	(47,746,037)
Net decrease	(4,016,984)	(50,658,187)	(1,831,793)	(26,906,896)
Advisor Class
Subscriptions	4,567,722	63,325,960	1,364,084	20,859,626
Distributions reinvested	48,602	728,394	166,033	2,514,893
Redemptions	(1,975,419)	(27,842,556)	(2,723,530)	(40,250,402)
Net increase (decrease)	2,640,905	36,211,798	(1,193,413)	(16,875,883)
Class C
Subscriptions	23,372	297,882	9,012	112,200
Distributions reinvested	128	1,281	1,135	14,077
Redemptions	(16,037)	(176,734)	(28,744)	(357,291)
Net increase (decrease)	7,463	122,429	(18,597)	(231,014)
Institutional Class
Subscriptions	4,414,975	61,003,074	3,109,684	46,141,517
Distributions reinvested	192,427	2,638,133	1,027,977	15,180,360
Redemptions	(13,945,774)	(197,508,697)	(12,918,930)	(193,587,184)
Net decrease	(9,338,372)	(133,867,490)	(8,781,269)	(132,265,307)
Institutional 2 Class
Subscriptions	5,415,563	70,493,668	5,180,994	79,089,210
Distributions reinvested	121,929	1,786,594	340,860	5,167,220
Redemptions	(4,776,859)	(67,521,473)	(2,341,608)	(35,677,107)
Net increase	760,633	4,758,789	3,180,246	48,579,323
Institutional 3 Class
Subscriptions	12,937,492	169,180,965	7,724,688	118,282,901
Distributions reinvested	304,761	4,492,929	1,031,813	15,703,907
Redemptions	(13,863,637)	(209,465,693)	(10,480,149)	(160,516,189)
Net decrease	(621,384)	(35,791,799)	(1,723,648)	(26,529,381)
Class R
Subscriptions	77,790	1,012,994	45,723	653,463
Distributions reinvested	2,426	30,099	13,615	193,575
Redemptions	(167,432)	(2,111,600)	(91,649)	(1,317,768)
Net decrease	(87,216)	(1,068,507)	(32,311)	(470,730)
Total net decrease	(10,654,955)	(180,292,967)	(10,400,785)	(154,699,888)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2021	$12.89	0.03	6.04	6.07	(0.05)	(0.06)	(0.11)
Year Ended 2/29/2020	$15.11	0.06	(1.76)	(1.70)	(0.09)	(0.43)	(0.52)
Year Ended 2/28/2019	$17.11	0.03	(0.10)	(0.07)	(0.01)	(1.92)	(1.93)
Year Ended 2/28/2018	$18.01	0.01	0.75	0.76	(0.01)	(1.65)	(1.66)
Year Ended 2/28/2017	$14.07	0.01	4.85	4.86	(0.03)	(0.89)	(0.92)
Advisor Class
Year Ended 2/28/2021	$13.46	0.06	6.33	6.39	(0.08)	(0.06)	(0.14)
Year Ended 2/29/2020	$15.75	0.10	(1.83)	(1.73)	(0.13)	(0.43)	(0.56)
Year Ended 2/28/2019	$17.75	0.07	(0.11)	(0.04)	(0.04)	(1.92)	(1.96)
Year Ended 2/28/2018	$18.61	0.05	0.79	0.84	(0.05)	(1.65)	(1.70)
Year Ended 2/28/2017	$14.52	0.05	5.00	5.05	(0.07)	(0.89)	(0.96)
Class C
Year Ended 2/28/2021	$11.00	(0.06)	5.13	5.07	—	(0.06)	(0.06)
Year Ended 2/29/2020	$12.96	(0.04)	(1.51)	(1.55)	—	(0.41)	(0.41)
Year Ended 2/28/2019	$15.06	(0.11)	(0.07)	(0.18)	—	(1.92)	(1.92)
Year Ended 2/28/2018	$16.13	(0.11)	0.68	0.57	—	(1.64)	(1.64)
Year Ended 2/28/2017	$12.75	(0.10)	4.37	4.27	(0.00)(d)	(0.89)	(0.89)
Institutional Class
Year Ended 2/28/2021	$13.12	0.07	6.16	6.23	(0.08)	(0.06)	(0.14)
Year Ended 2/29/2020	$15.37	0.10	(1.79)	(1.69)	(0.13)	(0.43)	(0.56)
Year Ended 2/28/2019	$17.37	0.07	(0.11)	(0.04)	(0.04)	(1.92)	(1.96)
Year Ended 2/28/2018	$18.25	0.05	0.77	0.82	(0.05)	(1.65)	(1.70)
Year Ended 2/28/2017	$14.25	0.05	4.91	4.96	(0.07)	(0.89)	(0.96)
Institutional 2 Class
Year Ended 2/28/2021	$13.48	0.09	6.35	6.44	(0.09)	(0.06)	(0.15)
Year Ended 2/29/2020	$15.78	0.12	(1.84)	(1.72)	(0.15)	(0.43)	(0.58)
Year Ended 2/28/2019	$17.78	0.10	(0.11)	(0.01)	(0.07)	(1.92)	(1.99)
Year Ended 2/28/2018	$18.63	0.08	0.79	0.87	(0.07)	(1.65)	(1.72)
Year Ended 2/28/2017	$14.53	0.07	5.01	5.08	(0.09)	(0.89)	(0.98)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Value Fund II | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2021	$18.85	47.45%	1.37%	1.29%(c)	0.27%	55%	$69,591
Year Ended 2/29/2020	$12.89	(11.58%)	1.36%	1.28%(c)	0.40%	27%	$99,356
Year Ended 2/28/2019	$15.11	(0.15%)	1.35%	1.27%(c)	0.17%	38%	$144,155
Year Ended 2/28/2018	$17.11	4.45%	1.33%	1.29%(c)	0.04%	45%	$165,419
Year Ended 2/28/2017	$18.01	34.98%	1.30%	1.30%(c)	0.06%	58%	$201,649
Advisor Class
Year Ended 2/28/2021	$19.71	47.83%	1.12%	1.05%(c)	0.44%	55%	$136,110
Year Ended 2/29/2020	$13.46	(11.34%)	1.11%	1.03%(c)	0.64%	27%	$57,400
Year Ended 2/28/2019	$15.75	0.09%	1.10%	1.02%(c)	0.42%	38%	$85,978
Year Ended 2/28/2018	$17.75	4.73%	1.08%	1.04%(c)	0.30%	45%	$71,415
Year Ended 2/28/2017	$18.61	35.21%	1.05%	1.05%(c)	0.28%	58%	$69,709
Class C
Year Ended 2/28/2021	$16.01	46.38%	2.12%	2.05%(c)	(0.55%)	55%	$577
Year Ended 2/29/2020	$11.00	(12.27%)	2.11%	2.03%(c)	(0.33%)	27%	$315
Year Ended 2/28/2019	$12.96	(0.93%)	2.09%	2.02%(c)	(0.71%)	38%	$611
Year Ended 2/28/2018	$15.06	3.72%	2.07%	2.04%(c)	(0.72%)	45%	$7,785
Year Ended 2/28/2017	$16.13	33.93%	2.04%	2.04%(c)	(0.70%)	58%	$11,926
Institutional Class
Year Ended 2/28/2021	$19.21	47.85%	1.12%	1.04%(c)	0.51%	55%	$333,786
Year Ended 2/29/2020	$13.12	(11.36%)	1.11%	1.03%(c)	0.66%	27%	$350,469
Year Ended 2/28/2019	$15.37	0.09%	1.10%	1.02%(c)	0.42%	38%	$545,568
Year Ended 2/28/2018	$17.37	4.71%	1.07%	1.04%(c)	0.28%	45%	$727,418
Year Ended 2/28/2017	$18.25	35.26%	1.05%	1.05%(c)	0.31%	58%	$1,098,979
Institutional 2 Class
Year Ended 2/28/2021	$19.77	48.19%	0.94%	0.90%	0.62%	55%	$226,504
Year Ended 2/29/2020	$13.48	(11.26%)	0.92%	0.89%	0.79%	27%	$144,260
Year Ended 2/28/2019	$15.78	0.22%	0.91%	0.88%	0.60%	38%	$118,654
Year Ended 2/28/2018	$17.78	4.90%	0.90%	0.89%	0.44%	45%	$78,479
Year Ended 2/28/2017	$18.63	35.42%	0.90%	0.90%	0.39%	58%	$78,330
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2021	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2021	$13.53	0.09	6.38	6.47	(0.10)	(0.06)	(0.16)
Year Ended 2/29/2020	$15.84	0.13	(1.85)	(1.72)	(0.16)	(0.43)	(0.59)
Year Ended 2/28/2019	$17.84	0.11	(0.12)	(0.01)	(0.07)	(1.92)	(1.99)
Year Ended 2/28/2018	$18.68	0.09	0.80	0.89	(0.08)	(1.65)	(1.73)
Year Ended 2/28/2017	$14.56	0.08	5.03	5.11	(0.10)	(0.89)	(0.99)
Class R
Year Ended 2/28/2021	$12.62	(0.00)(d)	5.91	5.91	(0.03)	(0.06)	(0.09)
Year Ended 2/29/2020	$14.80	0.02	(1.71)	(1.69)	(0.06)	(0.43)	(0.49)
Year Ended 2/28/2019	$16.84	(0.01)	(0.11)	(0.12)	—	(1.92)	(1.92)
Year Ended 2/28/2018	$17.77	(0.04)	0.75	0.71	—	(1.64)	(1.64)
Year Ended 2/28/2017	$13.91	(0.03)	4.79	4.76	(0.01)	(0.89)	(0.90)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Value Fund II | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2021	$19.84	48.20%	0.89%	0.85%	0.67%	55%	$563,772
Year Ended 2/29/2020	$13.53	(11.23%)	0.87%	0.84%	0.84%	27%	$393,074
Year Ended 2/28/2019	$15.84	0.27%	0.85%	0.83%	0.62%	38%	$487,282
Year Ended 2/28/2018	$17.84	4.98%	0.86%	0.84%	0.52%	45%	$478,580
Year Ended 2/28/2017	$18.68	35.55%	0.84%	0.84%	0.50%	58%	$203,778
Class R
Year Ended 2/28/2021	$18.44	47.11%	1.62%	1.55%(c)	(0.00%)(d)	55%	$5,399
Year Ended 2/29/2020	$12.62	(11.79%)	1.61%	1.53%(c)	0.15%	27%	$4,796
Year Ended 2/28/2019	$14.80	(0.46%)	1.60%	1.52%(c)	(0.08%)	38%	$6,104
Year Ended 2/28/2018	$16.84	4.19%	1.58%	1.54%(c)	(0.21%)	45%	$8,302
Year Ended 2/28/2017	$17.77	34.67%	1.55%	1.55%(c)	(0.19%)	58%	$11,042
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund II | Annual Report 2021	21

Notes to Financial Statements
February 28, 2021
Note 1. Organization
Columbia Small Cap Value Fund II (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia Small Cap Value Fund II | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Small Cap Value Fund II | Annual Report 2021	23

Notes to Financial Statements  (continued)
February 28, 2021
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2021 was 0.84% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
24	Columbia Small Cap Value Fund II | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended February 28, 2021, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $11,362,683, respectively. The sale transactions resulted in a net realized gain of $23,913.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through June 30, 2021, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended February 28, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.25
Advisor Class	0.24
Class C	0.24
Institutional Class	0.24
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.24
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2021, these minimum account balance fees reduced total expenses of the Fund by $40.
Columbia Small Cap Value Fund II | Annual Report 2021	25

Notes to Financial Statements  (continued)
February 28, 2021
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 28, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	56,209
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through June 30, 2021
Class A	1.29%
Advisor Class	1.04
Class C	2.04
Institutional Class	1.04
Institutional 2 Class	0.89
Institutional 3 Class	0.84
Class R	1.54
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective through June 30, 2021, is the Transfer Agent’s contractual
26	Columbia Small Cap Value Fund II | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, distribution reclassifications and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
271,866	(5,514,231)	5,242,365
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2021			Year Ended February 29, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
6,300,189	4,651,038	10,951,227	11,239,368	37,592,343	48,831,711
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
22,651,838	35,341,179	—	526,198,562
At February 28, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
819,061,021	531,442,584	(5,244,022)	526,198,562
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Small Cap Value Fund II | Annual Report 2021	27

Notes to Financial Statements  (continued)
February 28, 2021
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $573,170,713 and $742,779,092, respectively, for the year ended February 28, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,233,333	0.87	9
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended February 28, 2021.
28	Columbia Small Cap Value Fund II | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting
Columbia Small Cap Value Fund II | Annual Report 2021	29

Notes to Financial Statements  (continued)
February 28, 2021
different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 28, 2021, two unaffiliated shareholders of record owned 37.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Small Cap Value Fund II | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Small Cap Value Fund II
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Value Fund II (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small Cap Value Fund II | Annual Report 2021	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
42.10%	41.59%	$40,719,371
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	172	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Small Cap Value Fund II | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	172	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	172	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	170	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	170	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	170	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Small Cap Value Fund II | Annual Report 2021	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	172	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	172	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	170	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	170
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	170	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
34	Columbia Small Cap Value Fund II | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	172	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	172	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	172	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Small Cap Value Fund II | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	170	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	172	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST I, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	172	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Small Cap Value Fund II | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia Small Cap Value Fund II | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	1,166,986,012	16,252,243	0
Kathleen Blatz	1,167,818,192	15,420,063	0
Pamela G. Carlton	1,167,761,255	15,477,001	0
Janet Langford Carrig	1,169,443,247	13,795,008	0
J. Kevin Connaughton	1,168,554,731	14,683,525	0
Olive M. Darragh	1,169,004,224	14,234,032	0
Patricia M. Flynn	1,168,110,224	15,128,031	0
Brian J. Gallagher	1,166,931,187	16,307,068	0
Douglas A. Hacker	1,168,253,721	14,984,535	0
Nancy T. Lukitsh	1,169,128,202	14,110,053	0
David M. Moffett	1,167,387,510	15,850,745	0
Catherine James Paglia	1,167,159,143	16,079,112	0
Anthony M. Santomero	1,166,760,857	16,477,398	0
Minor M. Shaw	1,165,931,084	17,307,171	0
Natalie A. Trunow	1,168,907,601	14,330,655	0
Sandra Yeager	1,167,549,796	15,688,459	0
Christopher O. Petersen	1,167,593,463	15,644,793	0
38	Columbia Small Cap Value Fund II | Annual Report 2021

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Columbia Small Cap Value Fund II
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN230_02_L01_(04/21)

Annual Report
February 28, 2021
Columbia Overseas Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Overseas Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Overseas Value Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2008
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2021)
		Inception	1 Year	5 Years	10 Years
Class A*	Excluding sales charges	02/28/13	18.68	8.89	4.86
	Including sales charges		11.87	7.60	4.24
Advisor Class*		07/01/15	18.86	9.17	5.18
Class C*	Excluding sales charges	02/28/13	17.66	8.07	4.07
	Including sales charges		16.66	8.07	4.07
Institutional Class		03/31/08	18.89	9.18	5.18
Institutional 2 Class*		07/01/15	18.99	9.32	5.25
Institutional 3 Class*		07/01/15	19.00	9.37	5.28
Class R*		03/01/16	18.29	8.64	4.67
MSCI EAFE Value Index (Net)			15.99	7.23	2.97
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by MSCI Inc. as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Overseas Value Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2011 — February 28, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Overseas Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at February 28, 2021)
Communication Services	6.5
Consumer Discretionary	5.9
Consumer Staples	9.9
Energy	10.1
Financials	27.0
Health Care	8.2
Industrials	12.7
Information Technology	7.1
Materials	9.0
Real Estate	1.4
Utilities	2.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4	Columbia Overseas Value Fund | Annual Report 2021

Fund at a Glance   (continued)
Country breakdown (%) (at February 28, 2021)
Australia	1.6
Austria	1.9
Canada	5.7
Finland	2.2
France	13.2
Germany	7.3
Hong Kong	1.5
Ireland	0.3
Israel	2.1
Italy	0.7
Japan	22.2
Netherlands	6.6
Norway	1.9
Pakistan	0.2
Russian Federation	1.3
Singapore	3.0
South Korea	1.7
Spain	2.2
Sweden	0.3
Switzerland	1.1
Taiwan	1.4
United Kingdom	18.4
United States(a)	3.2
Total	100.0

(a)	Includes investments in Money Market Funds and Exchange-Traded Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Overseas Value Fund | Annual Report 2021	5

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2021, the Fund’s Class A shares returned 18.68%, excluding sales charges, compared with a 15.99% return for the Fund’s benchmark, the MSCI EAFE Value Index (Net).
Market overview
Developed markets outside the U.S. finished the 12-month period with strong double-digit returns, a remarkable feat considering how the period began.
Global markets plunged in the beginning of the period, as the COVID-19 pandemic began to take hold across the world. Initial market panic driven by pandemic uncertainty, however, was replaced by a “look through” mentality of when, not if, the pandemic would be brought under control. To that end, remarkable progress was made in the development of a number of vaccine candidates that boasted tremendous efficacy rates. There are likely other historical examples of globally coordinated efforts to solve one particular problem, but we believe that this has to be among the most impressive.
On top of the medical breakthroughs and the hope they engendered for a return to normal business activity (and life) we also saw coordinated fiscal and monetary policy efforts to combat the devastating effects of the pandemic. Around the world, policies were enacted to help bridge the gap in corporate and household incomes to mitigate permanent damage to the global economy. Financial conditions were eased, dramatically helping to preserve economic vitality while also boosting asset returns.
The Fund’s most notable contributors during the period
•	The Fund’s outperformance of its benchmark during the period was led primarily by strong stock selection, particularly within the industrials and health care sectors.
•	Allocations to, and stock selection within, the utilities, consumer staples and financials sectors also benefited the Fund’s performance relative to the benchmark.
•	Top individual contributors during the period included Covestro AG (Germany), Cameco Corp. (Canada), Stars Group, Signify NV (Netherlands) and Ansell Ltd. (Australia).
•	From a geographical perspective, the Fund’s out-of-benchmark allocation to the United States helped relative performance, as did stock selection within the Netherlands, United Kingdom and Japan.
The Fund’s most notable detractors during the period
•	Relative to the benchmark, the Fund’s underweight position to the strong-performing materials sector detracted from results.
•	The Fund’s cash position also weighed on relative performance during the period.
•	Stock selection within the information technology sector modestly detracted.
•	Individual Fund holdings that lagged, relative to the benchmark, included British American Tobacco PLC (United Kingdom), Bank Hapoalim BM (Israel) and WH Group Ltd. (Hong Kong).
•	An underweight position, compared to the benchmark, in the strong performing SoftBank Group Corp. also hurt, as did not owning Siemens AG, Rio Tinto and BHP Group Ltd.
•	The Fund’s underweight to, and stock selection within, Germany, had a negative impact on relative performance, as did an underweight allocation to Australia and stock selection within Switzerland.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for information on these and other risks.
6	Columbia Overseas Value Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties who have contributed to this this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Overseas Value Fund | Annual Report 2021	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2020 — February 28, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,185.80	1,018.83	6.22	5.74	1.16
Advisor Class	1,000.00	1,000.00	1,186.30	1,020.06	4.88	4.51	0.91
Class C	1,000.00	1,000.00	1,181.30	1,015.15	10.22	9.44	1.91
Institutional Class	1,000.00	1,000.00	1,187.90	1,020.06	4.88	4.51	0.91
Institutional 2 Class	1,000.00	1,000.00	1,187.50	1,020.50	4.40	4.06	0.82
Institutional 3 Class	1,000.00	1,000.00	1,187.70	1,020.74	4.13	3.82	0.77
Class R	1,000.00	1,000.00	1,183.30	1,017.61	7.55	6.98	1.41
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Overseas Value Fund | Annual Report 2021

Portfolio of Investments
February 28, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.4%
Issuer	Shares	Value ($)
Australia 1.6%
Ansell Ltd.	335,511	9,324,291
BHP Group Ltd., ADR	303,077	23,006,575
Total		32,330,866
Austria 1.9%
Andritz AG	780,583	37,386,816
Canada 5.7%
Alimentation Couche-Tard, Inc., Class B	1,215,480	36,533,168
Cameco Corp.	1,104,313	17,293,542
Teck Resources Ltd., Class B(a)	902,383	18,796,638
Teekay Tankers Ltd., Class A(a),(b)	917,188	11,547,397
West Fraser Timber Co., Ltd.	171,391	11,716,971
Yamana Gold, Inc.	4,359,345	17,480,973
Total		113,368,689
Finland 2.2%
UPM-Kymmene OYJ	1,156,810	44,195,467
France 13.2%
AtoS(b)	341,755	26,711,383
AXA SA	2,003,781	50,391,610
BNP Paribas SA(b)	895,467	53,233,217
Capgemini SE	142,824	22,937,551
DBV Technologies SA, ADR(b)	266,978	1,428,332
Eiffage SA(b)	127,610	13,116,397
Sanofi	321,932	29,543,942
Total SE	1,425,822	66,486,290
Total		263,848,722
Germany 7.3%
Allianz SE, Registered Shares	72,596	17,521,721
Aroundtown SA	1,654,231	12,028,833
Bayer AG, Registered Shares	227,736	13,832,958
Covestro AG	487,630	35,307,369
Duerr AG	665,769	26,247,236
E.ON SE	1,914,173	19,517,801
KION Group AG	260,638	22,022,852
Total		146,478,770
Common Stocks (continued)
Issuer	Shares	Value ($)
Hong Kong 1.6%
WH Group Ltd.	34,615,000	31,046,541
Ireland 0.3%
Amarin Corp. PLC, ADR(b)	243,962	1,644,304
Flutter Entertainment PLC(b)	18,548	3,585,698
Total		5,230,002
Israel 2.1%
Bank Hapoalim BM(b)	4,272,965	30,104,867
Bezeq Israeli Telecommunication Corp., Ltd.(b)	11,749,882	11,490,736
Total		41,595,603
Italy 0.7%
Esprinet SpA(b)	1,038,123	13,212,354
Japan 22.2%
Dai-ichi Life Holdings, Inc.	1,033,400	18,366,776
Daiwabo Holdings Co., Ltd.	325,300	24,336,484
Fujitsu Ltd.	115,500	16,756,554
Invincible Investment Corp.	24,377	9,991,169
ITOCHU Corp.	1,457,300	43,526,663
Kinden Corp.	962,700	15,776,461
Koito Manufacturing Co., Ltd.	322,500	21,667,539
Matsumotokiyoshi Holdings Co., Ltd.	721,500	28,436,176
Mitsui & Co., Ltd.	316,600	6,779,747
Nippon Telegraph & Telephone Corp.	1,002,200	25,962,051
ORIX Corp.	2,544,600	43,417,803
Shionogi & Co., Ltd.	309,200	15,798,975
Ship Healthcare Holdings, Inc.	491,400	27,271,288
SoftBank Group Corp.	138,400	12,916,802
Sony Corp.	136,500	14,414,561
Starts Corp., Inc.	241,100	6,319,291
Subaru Corp.	755,200	14,236,160
Sumitomo Mitsui Financial Group, Inc.	912,400	32,212,664
Takeda Pharmaceutical Co., Ltd.	713,000	24,027,260
Takuma Co., Ltd.	739,545	14,547,922
Toyota Motor Corp.	369,100	27,274,194
Total		444,036,540
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Netherlands 6.6%
ABN AMRO Bank NV(b)	1,749,646	20,118,310
ASR Nederland NV	986,742	41,226,516
ING Groep NV	4,111,853	45,035,965
Signify NV(b)	587,315	25,592,153
Total		131,972,944
Norway 1.9%
Leroy Seafood Group ASA	2,906,624	23,352,180
Yara International ASA	312,471	15,011,930
Total		38,364,110
Pakistan 0.2%
DG Khan Cement Co., Ltd.(b)	5,507,427	4,744,190
Russian Federation 1.3%
Sberbank of Russia PJSC, ADR	1,850,116	26,922,781
Singapore 3.0%
BW LPG Ltd.	1,838,750	10,917,313
DBS Group Holdings Ltd.	895,800	17,749,922
Venture Corp., Ltd.	2,172,500	31,001,353
Total		59,668,588
South Korea 1.7%
GS Retail Co., Ltd.	373,767	12,029,038
Hyundai Home Shopping Network Corp.	100,548	7,097,429
Youngone Corp.(b)	375,314	13,988,027
Total		33,114,494
Spain 2.2%
ACS Actividades de Construccion y Servicios SA	495,378	15,135,990
Endesa SA	951,899	23,521,738
Tecnicas Reunidas SA(b)	397,420	5,780,969
Total		44,438,697
Sweden 0.3%
Granges AB(b)	495,344	6,280,804
Switzerland 1.1%
Novartis AG, Registered Shares	262,904	22,642,984
Taiwan 1.4%
Fubon Financial Holding Co., Ltd.	15,944,000	28,553,396
United Kingdom 18.4%
Barclays Bank PLC	6,976,101	15,568,781
Common Stocks (continued)
Issuer	Shares	Value ($)
BP PLC	6,056,209	24,803,371
British American Tobacco PLC	1,459,832	50,692,931
BT Group PLC(b)	7,724,879	13,371,149
Crest Nicholson Holdings PLC(b)	1,268,094	5,680,468
DCC PLC	381,960	30,854,351
HSBC Holdings PLC(b)	1,889,946	11,321,487
Inchcape PLC(b)	849,102	8,421,066
John Wood Group PLC(b)	1,726,128	7,256,177
Just Group PLC(b)	21,139,824	26,622,845
Liberty Global PLC, Class C(b)	1,151,495	27,981,329
Micro Focus International PLC(b)	813,267	4,774,556
Royal Dutch Shell PLC, Class B	2,746,866	53,847,738
TP Icap Group PLC	11,480,710	38,387,822
Unilever PLC	228,431	11,907,512
Vodafone Group PLC	13,019,546	22,287,419
WPP PLC	1,197,515	14,321,614
Total		368,100,616
United States 1.5%
Aerie Pharmaceuticals, Inc.(b)	203,279	3,738,301
Burford Capital Ltd.(b)	1,786,538	15,292,765
Insmed, Inc.(b)	116,130	4,153,970
Quotient Ltd.(b)	712,725	3,200,135
Sage Therapeutics, Inc.(b)	47,397	4,028,745
Total		30,413,916
Total Common Stocks (Cost $1,892,030,837)		1,967,947,890

Exchange-Traded Equity Funds 1.0%
	Shares	Value ($)
United States 1.0%
iShares MSCI EAFE Value ETF	404,333	19,909,357
Total Exchange-Traded Equity Funds (Cost $18,958,807)		19,909,357

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Overseas Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.086%(c),(d)	12,844,204	12,842,919
Total Money Market Funds (Cost $12,842,919)		12,842,919
Total Investments in Securities (Cost $1,923,832,563)		2,000,700,166
Other Assets & Liabilities, Net		(277,780)
Net Assets		$2,000,422,386
At February 28, 2021, securities and/or cash totaling $19,721,600 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
60,807,000 CAD	47,391,688 USD	Goldman Sachs International	03/25/2021	—	(393,186)
6,958,000 GBP	9,493,116 USD	Goldman Sachs International	03/25/2021	—	(202,427)
62,120,000 ILS	18,895,817 USD	Goldman Sachs International	03/25/2021	122,728	—
3,956,994,000 JPY	37,945,457 USD	Goldman Sachs International	03/25/2021	813,199	—
21,087,933,000 KRW	18,922,278 USD	Goldman Sachs International	03/25/2021	200,285	—
37,942,000 SGD	28,544,989 USD	Goldman Sachs International	03/25/2021	92,203	—
529,787,000 TWD	18,984,699 USD	Goldman Sachs International	03/25/2021	—	(70,578)
66,355,610 USD	86,760,000 AUD	Goldman Sachs International	03/25/2021	409,178	—
15,589,535 USD	13,896,000 CHF	Goldman Sachs International	03/25/2021	—	(301,731)
9,545,736 USD	79,594,000 SEK	Goldman Sachs International	03/25/2021	—	(116,569)
Total				1,637,593	(1,084,491)

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Teck Resources Ltd.	Morgan Stanley	USD	(8,352,830)	(4,010)	27.00	3/19/2021	(85,669)	(28,070)
Teekay Tankers Ltd.	Morgan Stanley	USD	(11,368,770)	(9,030)	17.50	3/19/2021	(121,670)	(67,725)
Total							(207,339)	(95,795)
Notes to Portfolio of Investments
(a)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at February 28, 2021.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.086%
	15,491,357	634,041,400	(636,689,125)	(713)	12,842,919	(3,817)	36,887	12,844,204
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
February 28, 2021
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
GBP	British Pound
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	23,006,575	9,324,291	—	32,330,866
Austria	—	37,386,816	—	37,386,816
Canada	113,368,689	—	—	113,368,689
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Overseas Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Finland	—	44,195,467	—	44,195,467
France	1,428,332	262,420,390	—	263,848,722
Germany	—	146,478,770	—	146,478,770
Hong Kong	—	31,046,541	—	31,046,541
Ireland	1,644,304	3,585,698	—	5,230,002
Israel	—	41,595,603	—	41,595,603
Italy	—	13,212,354	—	13,212,354
Japan	—	444,036,540	—	444,036,540
Netherlands	—	131,972,944	—	131,972,944
Norway	—	38,364,110	—	38,364,110
Pakistan	—	4,744,190	—	4,744,190
Russian Federation	—	26,922,781	—	26,922,781
Singapore	—	59,668,588	—	59,668,588
South Korea	—	33,114,494	—	33,114,494
Spain	—	44,438,697	—	44,438,697
Sweden	—	6,280,804	—	6,280,804
Switzerland	—	22,642,984	—	22,642,984
Taiwan	—	28,553,396	—	28,553,396
United Kingdom	27,981,329	340,119,287	—	368,100,616
United States	30,413,916	—	—	30,413,916
Total Common Stocks	197,843,145	1,770,104,745	—	1,967,947,890
Exchange-Traded Equity Funds	19,909,357	—	—	19,909,357
Money Market Funds	12,842,919	—	—	12,842,919
Total Investments in Securities	230,595,421	1,770,104,745	—	2,000,700,166
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,637,593	—	1,637,593
Liability
Forward Foreign Currency Exchange Contracts	—	(1,084,491)	—	(1,084,491)
Options Contracts Written	(95,795)	—	—	(95,795)
Total	230,499,626	1,770,657,847	—	2,001,157,473
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2021	13

Statement of Assets and Liabilities
February 28, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,910,989,644)	$1,987,857,247
Affiliated issuers (cost $12,842,919)	12,842,919
Unrealized appreciation on forward foreign currency exchange contracts	1,637,593
Receivable for:
Investments sold	1,951,401
Capital shares sold	8,289,128
Dividends	1,355,855
Foreign tax reclaims	2,001,398
Expense reimbursement due from Investment Manager	3,954
Prepaid expenses	27,886
Total assets	2,015,967,381
Liabilities
Option contracts written, at value (premiums received $207,339)	95,795
Due to custodian	866
Unrealized depreciation on forward foreign currency exchange contracts	1,084,491
Payable for:
Investments purchased	11,244,517
Capital shares purchased	2,548,750
Management services fees	44,066
Distribution and/or service fees	2,979
Transfer agent fees	152,129
Compensation of board members	239,536
Compensation of chief compliance officer	13
Other expenses	131,853
Total liabilities	15,544,995
Net assets applicable to outstanding capital stock	$2,000,422,386
Represented by
Paid in capital	2,243,190,115
Total distributable earnings (loss)	(242,767,729)
Total - representing net assets applicable to outstanding capital stock	$2,000,422,386
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Overseas Value Fund | Annual Report 2021

Statement of Assets and Liabilities  (continued)
February 28, 2021
Class A
Net assets	$320,614,914
Shares outstanding	32,106,449
Net asset value per share	$9.99
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.60
Advisor Class
Net assets	$288,181,677
Shares outstanding	28,927,179
Net asset value per share	$9.96
Class C
Net assets	$22,436,488
Shares outstanding	2,263,194
Net asset value per share	$9.91
Institutional Class
Net assets	$402,867,706
Shares outstanding	40,264,550
Net asset value per share	$10.01
Institutional 2 Class
Net assets	$547,159,342
Shares outstanding	55,010,403
Net asset value per share	$9.95
Institutional 3 Class
Net assets	$410,541,047
Shares outstanding	41,224,813
Net asset value per share	$9.96
Class R
Net assets	$8,621,212
Shares outstanding	885,934
Net asset value per share	$9.73
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2021	15

Statement of Operations
Year Ended February 28, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$48,616,368
Dividends — affiliated issuers	36,887
Foreign taxes withheld	(4,458,511)
Total income	44,194,744
Expenses:
Management services fees	12,831,802
Distribution and/or service fees
Class A	708,320
Class C	230,586
Class R	36,231
Transfer agent fees
Class A	454,278
Advisor Class	346,240
Class C	36,973
Institutional Class	572,488
Institutional 2 Class	255,056
Institutional 3 Class	22,999
Class R	11,608
Compensation of board members	65,748
Custodian fees	218,481
Printing and postage fees	182,262
Registration fees	141,254
Audit fees	149,165
Legal fees	23,146
Interest on collateral	296
Interest on interfund lending	3,382
Compensation of chief compliance officer	357
Other	174,202
Total expenses	16,464,874
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,492,415)
Fees waived by transfer agent
Institutional 2 Class	(24,866)
Expense reduction	(280)
Total net expenses	14,947,313
Net investment income	29,247,431
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(39,345,547)
Investments — affiliated issuers	(3,817)
Foreign currency translations	(14,820)
Forward foreign currency exchange contracts	782,195
Options purchased	(898,174)
Options contracts written	898,877
Net realized loss	(38,581,286)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	271,625,112
Investments — affiliated issuers	(713)
Foreign currency translations	144,501
Forward foreign currency exchange contracts	1,443,784
Options purchased	(89,647)
Options contracts written	111,544
Net change in unrealized appreciation (depreciation)	273,234,581
Net realized and unrealized gain	234,653,295
Net increase in net assets resulting from operations	$263,900,726
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Overseas Value Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended February 28, 2021	Year Ended February 29, 2020
Operations
Net investment income	$29,247,431	$46,304,494
Net realized gain (loss)	(38,581,286)	27,335,529
Net change in unrealized appreciation (depreciation)	273,234,581	(143,525,362)
Net increase (decrease) in net assets resulting from operations	263,900,726	(69,885,339)
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,679,448)	(12,173,862)
Advisor Class	(4,113,864)	(8,445,439)
Class C	(221,278)	(1,005,856)
Institutional Class	(6,665,431)	(18,507,512)
Institutional 2 Class	(8,976,802)	(21,627,056)
Institutional 3 Class	(4,989,626)	(10,936,273)
Class R	(105,374)	(257,575)
Total distributions to shareholders	(29,751,823)	(72,953,573)
Increase in net assets from capital stock activity	14,195,808	130,646,357
Total increase (decrease) in net assets	248,344,711	(12,192,555)
Net assets at beginning of year	1,752,077,675	1,764,270,230
Net assets at end of year	$2,000,422,386	$1,752,077,675
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2021	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2021		February 29, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	5,649,789	46,683,648	6,127,924	57,347,219
Distributions reinvested	500,549	4,511,486	1,209,112	11,700,791
Redemptions	(10,174,739)	(84,461,850)	(8,137,467)	(75,738,653)
Net decrease	(4,024,401)	(33,266,716)	(800,431)	(6,690,643)
Advisor Class
Subscriptions	19,057,164	156,298,198	14,289,588	131,823,892
Distributions reinvested	451,710	4,100,981	875,678	8,444,871
Redemptions	(15,215,267)	(122,206,468)	(8,022,754)	(74,168,783)
Net increase	4,293,607	38,192,711	7,142,512	66,099,980
Class C
Subscriptions	430,551	3,615,079	559,233	5,214,228
Distributions reinvested	25,186	215,435	101,570	978,120
Redemptions	(1,557,708)	(12,960,986)	(1,880,320)	(17,293,672)
Net decrease	(1,101,971)	(9,130,472)	(1,219,517)	(11,101,324)
Institutional Class
Subscriptions	19,275,980	159,111,887	22,205,355	206,972,718
Distributions reinvested	700,908	6,375,932	1,852,312	17,935,604
Redemptions	(31,446,557)	(243,935,033)	(19,028,873)	(177,456,130)
Net increase (decrease)	(11,469,669)	(78,447,214)	5,028,794	47,452,192
Institutional 2 Class
Subscriptions	19,386,268	162,369,386	12,158,615	112,681,798
Distributions reinvested	984,166	8,975,679	2,247,844	21,625,580
Redemptions	(23,270,768)	(178,520,751)	(14,502,449)	(134,453,160)
Net decrease	(2,900,334)	(7,175,686)	(95,990)	(145,782)
Institutional 3 Class
Subscriptions	32,159,038	286,411,490	9,283,296	85,767,709
Distributions reinvested	549,666	4,980,697	1,135,561	10,936,162
Redemptions	(22,044,289)	(187,438,300)	(6,815,245)	(63,661,555)
Net increase	10,664,415	103,953,887	3,603,612	33,042,316
Class R
Subscriptions	427,100	3,325,459	448,384	4,084,889
Distributions reinvested	11,815	103,286	24,432	230,639
Redemptions	(417,258)	(3,359,447)	(258,643)	(2,325,910)
Net increase	21,657	69,298	214,173	1,989,618
Total net increase (decrease)	(4,516,696)	14,195,808	13,873,153	130,646,357
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Overseas Value Fund | Annual Report 2021

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Columbia Overseas Value Fund | Annual Report 2021	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2021	$8.55	0.14	1.44	1.58	(0.10)	(0.04)	(0.14)
Year Ended 2/29/2020	$9.24	0.22	(0.56)	(0.34)	(0.33)	(0.02)	(0.35)
Year Ended 2/28/2019	$10.37	0.27	(1.10)	(0.83)	(0.13)	(0.17)	(0.30)
Year Ended 2/28/2018	$8.52	0.14	2.04	2.18	(0.15)	(0.18)	(0.33)
Year Ended 2/28/2017	$7.46	0.17	1.04	1.21	(0.15)	—	(0.15)
Advisor Class
Year Ended 2/28/2021	$8.53	0.16	1.43	1.59	(0.12)	(0.04)	(0.16)
Year Ended 2/29/2020	$9.21	0.22	(0.52)	(0.30)	(0.36)	(0.02)	(0.38)
Year Ended 2/28/2019	$10.35	0.28	(1.10)	(0.82)	(0.15)	(0.17)	(0.32)
Year Ended 2/28/2018	$8.49	0.15	2.06	2.21	(0.17)	(0.18)	(0.35)
Year Ended 2/28/2017	$7.43	0.12	1.10	1.22	(0.16)	—	(0.16)
Class C
Year Ended 2/28/2021	$8.50	0.08	1.41	1.49	(0.04)	(0.04)	(0.08)
Year Ended 2/29/2020	$9.20	0.16	(0.57)	(0.41)	(0.27)	(0.02)	(0.29)
Year Ended 2/28/2019	$10.31	0.20	(1.09)	(0.89)	(0.05)	(0.17)	(0.22)
Year Ended 2/28/2018	$8.48	0.06	2.04	2.10	(0.09)	(0.18)	(0.27)
Year Ended 2/28/2017	$7.44	0.06	1.08	1.14	(0.10)	—	(0.10)
Institutional Class
Year Ended 2/28/2021	$8.57	0.16	1.44	1.60	(0.12)	(0.04)	(0.16)
Year Ended 2/29/2020	$9.25	0.24	(0.54)	(0.30)	(0.36)	(0.02)	(0.38)
Year Ended 2/28/2019	$10.38	0.29	(1.10)	(0.81)	(0.15)	(0.17)	(0.32)
Year Ended 2/28/2018	$8.53	0.15	2.05	2.20	(0.17)	(0.18)	(0.35)
Year Ended 2/28/2017	$7.46	0.12	1.11	1.23	(0.16)	—	(0.16)
Institutional 2 Class
Year Ended 2/28/2021	$8.52	0.16	1.44	1.60	(0.13)	(0.04)	(0.17)
Year Ended 2/29/2020	$9.20	0.25	(0.54)	(0.29)	(0.37)	(0.02)	(0.39)
Year Ended 2/28/2019	$10.33	0.30	(1.10)	(0.80)	(0.16)	(0.17)	(0.33)
Year Ended 2/28/2018	$8.48	0.18	2.03	2.21	(0.18)	(0.18)	(0.36)
Year Ended 2/28/2017	$7.42	0.15	1.09	1.24	(0.18)	—	(0.18)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Overseas Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2021	$9.99	18.68%	1.28%(c),(d)	1.18%(c),(d),(e)	1.65%	54%	$320,615
Year Ended 2/29/2020	$8.55	(4.10%)	1.24%(c)	1.22%(c),(e)	2.35%	35%	$309,065
Year Ended 2/28/2019	$9.24	(7.96%)	1.29%(c),(d)	1.25%(c),(d),(e)	2.80%	58%	$341,198
Year Ended 2/28/2018	$10.37	25.72%	1.36%(f)	1.36%(e),(f)	1.41%	47%	$363,817
Year Ended 2/28/2017	$8.52	16.25%	1.45%(g)	1.45%(g)	2.13%	89%	$243,879
Advisor Class
Year Ended 2/28/2021	$9.96	18.86%	1.03%(c),(d)	0.93%(c),(d),(e)	1.85%	54%	$288,182
Year Ended 2/29/2020	$8.53	(3.78%)	0.99%(c)	0.97%(c),(e)	2.41%	35%	$210,152
Year Ended 2/28/2019	$9.21	(7.80%)	1.04%(c),(d)	0.99%(c),(d),(e)	2.96%	58%	$161,150
Year Ended 2/28/2018	$10.35	26.18%	1.11%(f)	1.10%(e),(f)	1.47%	47%	$78,634
Year Ended 2/28/2017	$8.49	16.55%	1.20%(g)	1.20%(g)	1.48%	89%	$23,666
Class C
Year Ended 2/28/2021	$9.91	17.66%	2.03%(c),(d)	1.93%(c),(d),(e)	0.98%	54%	$22,436
Year Ended 2/29/2020	$8.50	(4.81%)	1.99%(c)	1.97%(c),(e)	1.73%	35%	$28,608
Year Ended 2/28/2019	$9.20	(8.60%)	2.04%(c),(d)	2.00%(c),(d),(e)	2.09%	58%	$42,165
Year Ended 2/28/2018	$10.31	24.87%	2.11%(f)	2.10%(e),(f)	0.61%	47%	$44,594
Year Ended 2/28/2017	$8.48	15.32%	2.20%(g)	2.20%(g)	0.80%	89%	$20,829
Institutional Class
Year Ended 2/28/2021	$10.01	18.89%	1.03%(c),(d)	0.93%(c),(d),(e)	1.93%	54%	$402,868
Year Ended 2/29/2020	$8.57	(3.76%)	0.99%(c)	0.97%(c),(e)	2.54%	35%	$443,217
Year Ended 2/28/2019	$9.25	(7.69%)	1.04%(c),(d)	1.00%(c),(d),(e)	3.05%	58%	$432,061
Year Ended 2/28/2018	$10.38	25.94%	1.11%(f)	1.10%(e),(f)	1.46%	47%	$309,845
Year Ended 2/28/2017	$8.53	16.63%	1.20%(g)	1.20%(g)	1.52%	89%	$57,964
Institutional 2 Class
Year Ended 2/28/2021	$9.95	18.99%	0.93%(c),(d)	0.84%(c),(d)	1.92%	54%	$547,159
Year Ended 2/29/2020	$8.52	(3.68%)	0.90%(c)	0.86%(c)	2.70%	35%	$493,226
Year Ended 2/28/2019	$9.20	(7.61%)	0.96%(c),(d)	0.88%(c),(d)	3.39%	58%	$533,584
Year Ended 2/28/2018	$10.33	26.23%	0.99%(f)	0.98%(f)	1.82%	47%	$68,822
Year Ended 2/28/2017	$8.48	16.79%	0.98%(g)	0.98%(g)	1.82%	89%	$29,936
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2021	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2021	$8.53	0.16	1.44	1.60	(0.13)	(0.04)	(0.17)
Year Ended 2/29/2020	$9.21	0.25	(0.54)	(0.29)	(0.37)	(0.02)	(0.39)
Year Ended 2/28/2019	$10.35	0.30	(1.10)	(0.80)	(0.17)	(0.17)	(0.34)
Year Ended 2/28/2018	$8.49	0.21	2.02	2.23	(0.19)	(0.18)	(0.37)
Year Ended 2/28/2017	$7.42	0.07	1.18	1.25	(0.18)	—	(0.18)
Class R
Year Ended 2/28/2021	$8.34	0.11	1.40	1.51	(0.08)	(0.04)	(0.12)
Year Ended 2/29/2020	$9.02	0.18	(0.53)	(0.35)	(0.31)	(0.02)	(0.33)
Year Ended 2/28/2019	$10.13	0.23	(1.07)	(0.84)	(0.10)	(0.17)	(0.27)
Year Ended 2/28/2018	$8.33	0.08	2.03	2.11	(0.13)	(0.18)	(0.31)
Year Ended 2/28/2017(h)	$7.46	0.06	0.94	1.00	(0.13)	—	(0.13)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
02/28/2017	0.01%	0.02%	0.02%	0.02%	0.02%	0.03%	0.02%

(h)	Class R shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
(i)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Overseas Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2021	$9.96	19.00%	0.88%(c),(d)	0.79%(c),(d)	1.93%	54%	$410,541
Year Ended 2/29/2020	$8.53	(3.65%)	0.85%(c)	0.83%(c)	2.67%	35%	$260,599
Year Ended 2/28/2019	$9.21	(7.64%)	0.89%(c),(d)	0.85%(c),(d)	3.11%	58%	$248,248
Year Ended 2/28/2018	$10.35	26.37%	0.94%(f)	0.93%(f)	2.08%	47%	$340,651
Year Ended 2/28/2017	$8.49	16.95%	0.95%(g)	0.95%(g)	0.85%	89%	$13,916
Class R
Year Ended 2/28/2021	$9.73	18.29%	1.53%(c),(d)	1.43%(c),(d),(e)	1.36%	54%	$8,621
Year Ended 2/29/2020	$8.34	(4.30%)	1.49%(c)	1.47%(c),(e)	2.00%	35%	$7,209
Year Ended 2/28/2019	$9.02	(8.20%)	1.55%(c),(d)	1.49%(c),(d),(e)	2.47%	58%	$5,864
Year Ended 2/28/2018	$10.13	25.46%	1.61%(f)	1.59%(e),(f)	0.80%	47%	$3,099
Year Ended 2/28/2017(h)	$8.33	13.47%	1.70%(g),(i)	1.70%(g),(i)	0.72%(i)	89%	$972
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Value Fund | Annual Report 2021	23

Notes to Financial Statements
February 28, 2021
Note 1. Organization
Columbia Overseas Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
24	Columbia Overseas Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
Columbia Overseas Value Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
February 28, 2021
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
26	Columbia Overseas Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Overseas Value Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
February 28, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,637,593

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	95,795
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,084,491
Total		1,180,286
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	898,877	(898,174)	703
Foreign exchange risk	782,195	—	—	782,195
Total	782,195	898,877	(898,174)	782,898

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	111,544	(89,647)	21,897
Foreign exchange risk	1,443,784	—	—	1,443,784
Total	1,443,784	111,544	(89,647)	1,465,681
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2021:
Derivative instrument	Average value ($)
Options contracts — purchased	22,504*
Options contracts — written	(98,183)**

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	1,444,214	(1,432,862)

*	Based on the ending daily outstanding amounts for the year ended February 28, 2021.
**	Based on the ending quarterly outstanding amounts for the year ended February 28, 2021.
28	Columbia Overseas Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2021:
	Goldman Sachs International ($)	Morgan Stanley ($)	Total ($)
Assets
Forward foreign currency exchange contracts	1,637,593	-	1,637,593
Total assets	1,637,593	-	1,637,593
Liabilities
Forward foreign currency exchange contracts	1,084,491	-	1,084,491
Options contracts written	-	95,795	95,795
Total liabilities	1,084,491	95,795	1,180,286
Total financial and derivative net assets	553,102	(95,795)	457,307
Total collateral received (pledged) (a)	-	(95,795)	(95,795)
Net amount (b)	553,102	-	553,102

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Overseas Value Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
February 28, 2021
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2021 was 0.81% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
30	Columbia Overseas Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended February 28, 2021, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $193,834 and $3,290,380, respectively. The sale transactions resulted in a net realized loss of $636,988.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to July 1, 2020, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.04% of the average daily net assets attributable to Institutional 2 Class shares.
For the year ended February 28, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Advisor Class	0.16
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.16
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2021, these minimum account balance fees reduced total expenses of the Fund by $280.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Columbia Overseas Value Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
February 28, 2021
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended February 28, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	118,405
Class C	—	1.00(b)	1,764

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2020 through June 30, 2021	Prior to July 1, 2020
Class A	1.16%	1.22%
Advisor Class	0.91	0.97
Class C	1.91	1.97
Institutional Class	0.91	0.97
Institutional 2 Class	0.82	0.86
Institutional 3 Class	0.77	0.83
Class R	1.41	1.47
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to July 1, 2020, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class of the average daily net assets attributable to Institutional 2 Class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
32	Columbia Overseas Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, capital loss carryforward, distribution reclassifications, foreign capital gains tax, foreign currency transactions, passive foreign investment company (PFIC) holdings and former PFIC holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,228,867	(1,228,867)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2021			Year Ended February 29, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
21,683,330	8,068,493	29,751,823	68,750,130	4,203,443	72,953,573
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
8,688,475	—	(310,045,621)	58,744,251
At February 28, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,942,413,222	223,574,705	(164,830,454)	58,744,251
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at February 28, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended February 28, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(31,715,473)	(278,330,148)	(310,045,621)	—
Columbia Overseas Value Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
February 28, 2021
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $868,752,572 and $847,109,889, respectively, for the year ended February 28, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended February 28, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	24,850,000	1.16	6
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank,
34	Columbia Overseas Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended February 28, 2021.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The UK’s departure from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global
Columbia Overseas Value Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
February 28, 2021
economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. As a result of the Fund’s investment in Japanese securities, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
36	Columbia Overseas Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 28, 2021, two unaffiliated shareholders of record owned 31.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 14.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Overseas Value Fund | Annual Report 2021	37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Overseas Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Overseas Value Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
38	Columbia Overseas Value Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	$4,532,899	$0.02	$48,384,743	$0.24
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	172	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Overseas Value Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	172	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	172	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	170	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	170	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	170	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
40	Columbia Overseas Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	172	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	172	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	170	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	170
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	170	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Overseas Value Fund | Annual Report 2021	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	172	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	172	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	172	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
42	Columbia Overseas Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	170	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	172	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST I, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	172	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Overseas Value Fund | Annual Report 2021	43

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
44	Columbia Overseas Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	1,166,986,012	16,252,243	0
Kathleen Blatz	1,167,818,192	15,420,063	0
Pamela G. Carlton	1,167,761,255	15,477,001	0
Janet Langford Carrig	1,169,443,247	13,795,008	0
J. Kevin Connaughton	1,168,554,731	14,683,525	0
Olive M. Darragh	1,169,004,224	14,234,032	0
Patricia M. Flynn	1,168,110,224	15,128,031	0
Brian J. Gallagher	1,166,931,187	16,307,068	0
Douglas A. Hacker	1,168,253,721	14,984,535	0
Nancy T. Lukitsh	1,169,128,202	14,110,053	0
David M. Moffett	1,167,387,510	15,850,745	0
Catherine James Paglia	1,167,159,143	16,079,112	0
Anthony M. Santomero	1,166,760,857	16,477,398	0
Minor M. Shaw	1,165,931,084	17,307,171	0
Natalie A. Trunow	1,168,907,601	14,330,655	0
Sandra Yeager	1,167,549,796	15,688,459	0
Christopher O. Petersen	1,167,593,463	15,644,793	0
Columbia Overseas Value Fund | Annual Report 2021	45

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Columbia Overseas Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN208_02_L01_(04/21)

Annual Report
February 28, 2021
Columbia Large Cap Enhanced Core Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Enhanced Core Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Enhanced Core Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return before fees and expenses that exceeds the total return of the Standard & Poor’s (S&P) 500 Index.
Portfolio management
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since December 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2021)
	Inception	1 Year	5 Years	10 Years
Class A	07/31/96	29.53	15.19	12.87
Advisor Class*	07/01/15	29.79	15.48	13.03
Institutional Class	07/31/96	29.83	15.47	13.16
Institutional 2 Class*	06/25/14	29.96	15.58	13.14
Institutional 3 Class	07/15/09	30.01	15.64	13.31
Class R	01/23/06	29.22	14.90	12.60
S&P 500 Index		31.29	16.82	13.43
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Large Cap Enhanced Core Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 28, 2011 — February 28, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Enhanced Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at February 28, 2021)
Common Stocks	98.4
Money Market Funds	1.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2021)
Communication Services	10.9
Consumer Discretionary	12.1
Consumer Staples	6.4
Energy	2.6
Financials	11.0
Health Care	13.2
Industrials	9.1
Information Technology	27.4
Materials	2.4
Real Estate	2.6
Utilities	2.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Enhanced Core Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2021, the Fund’s Class A shares returned 29.53%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 31.29% during the same time period.
Market overview
U.S. equities finished the 12 months ended February 28, 2021 with a robust gain, although the journey was anything but smooth. Markets plunged at the start of the period amid mounting concerns about the impact of the COVID-19 pandemic on the economy. Policymakers reacted quickly and with measures of unprecedented scope, highlighted in March by the U.S. Federal Reserve slashing short-term interest rates to zero and Congress passing a $2 trillion stimulus package. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus.
While the growth style outperformed value for the overall 12-month period, largely reflecting outsize gains in mega-cap technology stocks, this trend reversed in the second half of the year with value stocks outperforming growth stocks by a wide margin. Smaller cap stocks outperformed larger cap stocks. Within the benchmark, performance was led by the information technology, consumer discretionary and materials sectors, while utilities, real estate and consumer staples were the biggest laggards.
We divide the metrics for our stock selection model into three broad categories: value (fundamental measures, such as earnings and cash flow, relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength). We then rank the securities within a sector/industry from 1 (most attractive) to 5 (least attractive) based upon the metrics within these categories. For the period, the Fund’s quality factors were the best performing category while the catalyst and value themes fell short of expectations. Many of the factors favored by the Fund’s value and catalyst themes were out of favor during the period.
The Fund’s notable contributors during the period
•	Stock selection within the industrials, financials, and energy sectors contributed most to the Fund’s performance versus the benchmark, outpacing the benchmark’s returns in each of those sectors during the period.
•	Individual standouts included financial services provider Morgan Stanley, semiconductor product supplier QUALCOMM, Inc., energy company EOG Resources, Inc. and Quanta Services Inc.
•	Not owning aircraft manufacturer Boeing also helped versus the benchmark.
The Fund’s notable detractors during the period
•	Stock selection within the health care, information technology and both consumer sectors, detracted from relative results during the period.
•	The Fund’s underweighted positions in online payment processor PayPal Holdings, Inc. and semiconductor producer NVIDIA, Inc., both of which soared during the period, weighed on results.
•	The Fund’s positions in airlines Southwest Airlines Co. and Delta Air Lines, Inc. detracted from results early in the period as the airline industry suffered significantly in the wake of the COVID-19 pandemic.
•	Computer hardware firm HP, Inc. was another detractor. We sold the Fund’s position early in the period and the company’s stock price since rebounded.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective
Columbia Large Cap Enhanced Core Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Large Cap Enhanced Core Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2020 — February 28, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,086.30	1,020.40	4.30	4.16	0.84
Advisor Class	1,000.00	1,000.00	1,087.40	1,021.63	3.02	2.92	0.59
Institutional Class	1,000.00	1,000.00	1,087.60	1,021.63	3.02	2.92	0.59
Institutional 2 Class	1,000.00	1,000.00	1,088.20	1,022.31	2.30	2.23	0.45
Institutional 3 Class	1,000.00	1,000.00	1,088.50	1,022.56	2.05	1.98	0.40
Class R	1,000.00	1,000.00	1,084.90	1,019.18	5.57	5.40	1.09
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Large Cap Enhanced Core Fund | Annual Report 2021	7

Portfolio of Investments
February 28, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.3%
Issuer	Shares	Value ($)
Communication Services 10.7%
Diversified Telecommunication Services 1.2%
Verizon Communications, Inc.	110,200	6,094,060
Entertainment 2.1%
Activision Blizzard, Inc.	48,400	4,627,524
Electronic Arts, Inc.	25,500	3,416,235
Netflix, Inc.(a)	1,300	700,505
Walt Disney Co. (The)(a)	7,600	1,436,704
Total		10,180,968
Interactive Media & Services 6.8%
Alphabet, Inc., Class A(a)	10,710	21,654,656
Facebook, Inc., Class A(a)	44,200	11,386,804
Total		33,041,460
Media 0.6%
Charter Communications, Inc., Class A(a)	725	444,730
Comcast Corp., Class A	4,000	210,880
Interpublic Group of Companies, Inc. (The)	84,700	2,212,364
Total		2,867,974
Total Communication Services		52,184,462
Consumer Discretionary 11.9%
Automobiles 1.3%
Tesla Motors, Inc.(a)	9,125	6,163,938
Hotels, Restaurants & Leisure 1.3%
Darden Restaurants, Inc.	17,200	2,362,076
Hilton Worldwide Holdings, Inc.	23,900	2,955,952
Yum! Brands, Inc.	9,400	973,182
Total		6,291,210
Household Durables 1.3%
Lennar Corp., Class A	41,700	3,459,849
PulteGroup, Inc.	68,600	3,094,546
Total		6,554,395
Internet & Direct Marketing Retail 3.8%
Amazon.com, Inc.(a)	5,940	18,372,004
Common Stocks (continued)
Issuer	Shares	Value ($)
Multiline Retail 1.1%
Dollar General Corp.	7,300	1,379,627
Target Corp.	22,200	4,072,368
Total		5,451,995
Specialty Retail 3.0%
Best Buy Co., Inc.	25,800	2,589,030
Home Depot, Inc. (The)	24,600	6,355,164
Lowe’s Companies, Inc.	25,500	4,073,625
TJX Companies, Inc. (The)	23,600	1,557,364
Total		14,575,183
Textiles, Apparel & Luxury Goods 0.1%
Hanesbrands, Inc.	24,000	424,560
Total Consumer Discretionary		57,833,285
Consumer Staples 6.2%
Beverages 0.1%
Molson Coors Beverage Co., Class B	12,800	568,960
Food & Staples Retailing 0.8%
Kroger Co. (The)	75,700	2,438,297
Walmart, Inc.	11,400	1,481,088
Total		3,919,385
Food Products 0.8%
General Mills, Inc.	31,100	1,710,811
Kraft Heinz Co. (The)	68,200	2,481,116
Total		4,191,927
Household Products 2.5%
Colgate-Palmolive Co.	45,000	3,384,000
Kimberly-Clark Corp.	13,000	1,668,290
Procter & Gamble Co. (The)	57,100	7,053,563
Total		12,105,853
Tobacco 2.0%
Altria Group, Inc.	99,000	4,316,400
Philip Morris International, Inc.	63,000	5,293,260
Total		9,609,660
Total Consumer Staples		30,395,785
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Enhanced Core Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 2.6%
Oil, Gas & Consumable Fuels 2.6%
Cabot Oil & Gas Corp.	44,200	818,142
Chevron Corp.	37,000	3,700,000
ConocoPhillips Co.	9,100	473,291
EOG Resources, Inc.	61,100	3,944,616
Exxon Mobil Corp.	16,100	875,357
HollyFrontier Corp.	73,900	2,799,332
Total		12,610,738
Total Energy		12,610,738
Financials 10.8%
Banks 3.7%
Bank of America Corp.	12,000	416,520
Citigroup, Inc.	40,500	2,668,140
Citizens Financial Group, Inc.	94,500	4,105,080
JPMorgan Chase & Co.	41,200	6,063,404
KeyCorp	34,500	694,830
People’s United Financial, Inc.	223,400	4,007,796
Total		17,955,770
Capital Markets 3.5%
BlackRock, Inc.	6,650	4,618,425
Moody’s Corp.	3,950	1,085,815
Morgan Stanley	68,600	5,273,282
S&P Global, Inc.	6,800	2,239,648
State Street Corp.	13,900	1,011,503
T. Rowe Price Group, Inc.	16,800	2,723,952
Total		16,952,625
Consumer Finance 0.8%
Capital One Financial Corp.	32,700	3,930,213
Diversified Financial Services 0.8%
Berkshire Hathaway, Inc., Class B(a)	16,000	3,848,160
Insurance 2.0%
Allstate Corp. (The)	31,300	3,336,580
MetLife, Inc.	40,900	2,355,840
Prudential Financial, Inc.	33,700	2,922,464
Unum Group	55,500	1,469,640
Total		10,084,524
Total Financials		52,771,292
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 13.0%
Biotechnology 1.8%
AbbVie, Inc.	34,200	3,684,708
Amgen, Inc.	2,200	494,824
Biogen, Inc.(a)	1,809	493,640
Gilead Sciences, Inc.	13,900	853,460
Regeneron Pharmaceuticals, Inc.(a)	2,250	1,013,783
Vertex Pharmaceuticals, Inc.(a)	11,050	2,348,677
Total		8,889,092
Health Care Equipment & Supplies 3.0%
Abbott Laboratories	54,000	6,468,120
Dentsply Sirona, Inc.	59,200	3,141,744
Hologic, Inc.(a)	25,900	1,867,131
Medtronic PLC	21,900	2,561,643
Zimmer Biomet Holdings, Inc.	3,300	538,098
Total		14,576,736
Health Care Providers & Services 2.9%
Cardinal Health, Inc.	39,400	2,029,888
CVS Health Corp.	16,100	1,096,893
HCA Healthcare, Inc.	23,700	4,077,111
McKesson Corp.	17,800	3,017,456
UnitedHealth Group, Inc.	5,250	1,744,155
Universal Health Services, Inc., Class B	16,600	2,080,478
Total		14,045,981
Life Sciences Tools & Services 0.8%
IQVIA Holdings, Inc.(a)	2,400	462,696
Thermo Fisher Scientific, Inc.	7,700	3,465,616
Total		3,928,312
Pharmaceuticals 4.5%
Bristol-Myers Squibb Co.	14,100	864,753
Johnson & Johnson	53,300	8,445,918
Merck & Co., Inc.	74,600	5,417,452
Perrigo Co. PLC	66,000	2,663,760
Pfizer, Inc.	137,900	4,618,271
Total		22,010,154
Total Health Care		63,450,275

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 9.0%
Aerospace & Defense 0.5%
L3Harris Technologies, Inc.	13,200	2,401,212
Air Freight & Logistics 0.9%
CH Robinson Worldwide, Inc.	5,800	526,930
United Parcel Service, Inc., Class B	23,100	3,645,873
Total		4,172,803
Construction & Engineering 0.8%
Quanta Services, Inc.	46,900	3,932,565
Electrical Equipment 0.9%
Eaton Corp. PLC	32,100	4,179,099
Machinery 3.5%
Deere & Co.	15,900	5,551,008
Illinois Tool Works, Inc.	5,100	1,031,118
Parker-Hannifin Corp.	13,600	3,902,656
Pentair PLC	48,000	2,684,640
Snap-On, Inc.	19,000	3,859,090
Total		17,028,512
Professional Services 0.8%
Robert Half International, Inc.	51,400	3,998,406
Road & Rail 1.6%
CSX Corp.	7,800	714,090
Norfolk Southern Corp.	8,700	2,192,922
Union Pacific Corp.	24,100	4,963,636
Total		7,870,648
Total Industrials		43,583,245
Information Technology 26.9%
Communications Equipment 1.5%
Arista Networks, Inc.(a)	3,200	895,488
Cisco Systems, Inc.	138,300	6,205,521
Total		7,101,009
IT Services 4.0%
Accenture PLC, Class A	8,300	2,082,470
Cognizant Technology Solutions Corp., Class A	10,900	800,932
Leidos Holdings, Inc.	30,600	2,706,570
MasterCard, Inc., Class A	22,200	7,855,470
PayPal Holdings, Inc.(a)	4,600	1,195,310
Common Stocks (continued)
Issuer	Shares	Value ($)
VeriSign, Inc.(a)	15,100	2,929,853
Visa, Inc., Class A	10,000	2,123,900
Total		19,694,505
Semiconductors & Semiconductor Equipment 5.0%
Advanced Micro Devices, Inc.(a)	41,000	3,464,910
Applied Materials, Inc.	31,900	3,770,261
Broadcom, Inc.	13,550	6,366,739
Intel Corp.	110,100	6,691,878
KLA Corp.	5,500	1,711,765
NVIDIA Corp.	3,650	2,002,317
QUALCOMM, Inc.	3,400	463,046
Total		24,470,916
Software 10.1%
Adobe, Inc.(a)	13,350	6,136,594
Autodesk, Inc.(a)	14,500	4,002,000
Cadence Design Systems, Inc.(a)	6,000	846,540
Fortinet, Inc.(a)	19,900	3,360,115
Intuit, Inc.	12,750	4,974,285
Microsoft Corp.(b)	127,400	29,605,212
ServiceNow, Inc.(a)	850	453,441
Total		49,378,187
Technology Hardware, Storage & Peripherals 6.3%
Apple, Inc.	253,000	30,678,780
Total Information Technology		131,323,397
Materials 2.3%
Chemicals 1.1%
Celanese Corp., Class A	3,800	527,858
Dow, Inc.	59,600	3,534,876
Eastman Chemical Co.	11,300	1,234,638
Total		5,297,372
Containers & Packaging 0.5%
International Paper Co.	55,900	2,775,435
Metals & Mining 0.7%
Newmont Corp.	46,900	2,550,422
Nucor Corp.	12,600	753,732
Total		3,304,154
Total Materials		11,376,961

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Enhanced Core Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.6%
Equity Real Estate Investment Trusts (REITS) 2.6%
American Tower Corp.	14,500	3,133,885
Equinix, Inc.	5,075	3,290,325
Kimco Realty Corp.	114,000	2,089,620
Prologis, Inc.	2,200	217,954
Simon Property Group, Inc.	6,100	688,812
Weyerhaeuser Co.	90,700	3,072,009
Total		12,492,605
Total Real Estate		12,492,605
Utilities 2.3%
Electric Utilities 1.2%
Exelon Corp.	67,800	2,617,080
NRG Energy, Inc.	90,700	3,311,457
Total		5,928,537
Independent Power and Renewable Electricity Producers 0.4%
AES Corp. (The)	79,300	2,106,208
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 0.7%
DTE Energy Co.	10,800	1,271,376
Sempra Energy	16,500	1,913,670
Total		3,185,046
Total Utilities		11,219,791
Total Common Stocks (Cost $300,869,439)		479,241,836

Money Market Funds 1.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.086%(c),(d)	7,861,375	7,860,589
Total Money Market Funds (Cost $7,860,200)		7,860,589
Total Investments in Securities (Cost: $308,729,639)		487,102,425
Other Assets & Liabilities, Net		483,891
Net Assets		487,586,316

At February 28, 2021, securities and/or cash totaling $720,378 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	39	03/2021	USD	7,427,940	179,789	—
S&P 500 Index E-mini	6	03/2021	USD	1,142,760	—	(31,455)
Total					179,789	(31,455)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at February 28, 2021.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.104%
	3,972,793	117,652,781	(113,765,117)	132	7,860,589	(5,373)	20,855	7,861,375
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
February 28, 2021
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	52,184,462	—	—	52,184,462
Consumer Discretionary	57,833,285	—	—	57,833,285
Consumer Staples	30,395,785	—	—	30,395,785
Energy	12,610,738	—	—	12,610,738
Financials	52,771,292	—	—	52,771,292
Health Care	63,450,275	—	—	63,450,275
Industrials	43,583,245	—	—	43,583,245
Information Technology	131,323,397	—	—	131,323,397
Materials	11,376,961	—	—	11,376,961
Real Estate	12,492,605	—	—	12,492,605
Utilities	11,219,791	—	—	11,219,791
Total Common Stocks	479,241,836	—	—	479,241,836
Money Market Funds	7,860,589	—	—	7,860,589
Total Investments in Securities	487,102,425	—	—	487,102,425
Investments in Derivatives
Asset
Futures Contracts	179,789	—	—	179,789
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Enhanced Core Fund | Annual Report 2021

Portfolio of Investments  (continued)
February 28, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Liability
Futures Contracts	(31,455)	—	—	(31,455)
Total	487,250,759	—	—	487,250,759
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2021	13

Statement of Assets and Liabilities
February 28, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $300,869,439)	$479,241,836
Affiliated issuers (cost $7,860,200)	7,860,589
Receivable for:
Capital shares sold	173,625
Dividends	667,587
Expense reimbursement due from Investment Manager	5,405
Prepaid expenses	14,671
Total assets	487,963,713
Liabilities
Payable for:
Capital shares purchased	128,997
Variation margin for futures contracts	42,300
Management services fees	10,072
Distribution and/or service fees	1,215
Transfer agent fees	41,645
Compensation of board members	128,279
Compensation of chief compliance officer	4
Other expenses	24,885
Total liabilities	377,397
Net assets applicable to outstanding capital stock	$487,586,316
Represented by
Paid in capital	288,848,529
Total distributable earnings (loss)	198,737,787
Total - representing net assets applicable to outstanding capital stock	$487,586,316
Class A
Net assets	$59,015,201
Shares outstanding	2,140,041
Net asset value per share	$27.58
Advisor Class
Net assets	$8,052,149
Shares outstanding	295,901
Net asset value per share	$27.21
Institutional Class
Net assets	$86,219,119
Shares outstanding	3,132,129
Net asset value per share	$27.53
Institutional 2 Class
Net assets	$8,831,363
Shares outstanding	322,272
Net asset value per share	$27.40
Institutional 3 Class
Net assets	$266,693,365
Shares outstanding	9,682,713
Net asset value per share	$27.54
Class R
Net assets	$58,775,119
Shares outstanding	2,137,510
Net asset value per share	$27.50
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Enhanced Core Fund | Annual Report 2021

Statement of Operations
Year Ended February 28, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$8,148,889
Dividends — affiliated issuers	20,855
Total income	8,169,744
Expenses:
Management services fees	3,271,689
Distribution and/or service fees
Class A	141,627
Class R	266,528
Transfer agent fees
Class A	114,389
Advisor Class	19,450
Institutional Class	166,865
Institutional 2 Class	5,736
Institutional 3 Class	19,107
Class R	107,741
Compensation of board members	35,290
Custodian fees	14,613
Printing and postage fees	19,299
Registration fees	99,135
Audit fees	32,250
Legal fees	12,161
Interest on collateral	285
Compensation of chief compliance officer	87
Other	23,078
Total expenses	4,349,330
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,711,083)
Expense reduction	(40)
Total net expenses	2,638,207
Net investment income	5,531,537
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	20,145,640
Investments — affiliated issuers	(5,373)
Futures contracts	2,508,235
Net realized gain	22,648,502
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	90,918,566
Investments — affiliated issuers	132
Futures contracts	573,368
Net change in unrealized appreciation (depreciation)	91,492,066
Net realized and unrealized gain	114,140,568
Net increase in net assets resulting from operations	$119,672,105
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2021	15

Statement of Changes in Net Assets
	Year Ended February 28, 2021	Year Ended February 29, 2020
Operations
Net investment income	$5,531,537	$6,921,612
Net realized gain	22,648,502	46,765,379
Net change in unrealized appreciation (depreciation)	91,492,066	(27,210,775)
Net increase in net assets resulting from operations	119,672,105	26,476,216
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,505,290)	(2,721,479)
Advisor Class	(990,442)	(540,497)
Institutional Class	(6,631,927)	(12,448,896)
Institutional 2 Class	(761,560)	(1,215,314)
Institutional 3 Class	(18,311,383)	(3,428,701)
Class R	(4,161,044)	(2,226,779)
Total distributions to shareholders	(35,361,646)	(22,581,666)
Increase (decrease) in net assets from capital stock activity	810,973	(146,905,062)
Total increase (decrease) in net assets	85,121,432	(143,010,512)
Net assets at beginning of year	402,464,884	545,475,396
Net assets at end of year	$487,586,316	$402,464,884
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Enhanced Core Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2021		February 29, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	280,091	6,662,555	467,778	11,427,290
Distributions reinvested	158,667	3,675,238	93,223	2,274,192
Redemptions	(740,543)	(18,101,523)	(1,328,844)	(32,787,695)
Net decrease	(301,785)	(7,763,730)	(767,843)	(19,086,213)
Advisor Class
Subscriptions	67,303	1,542,820	398,796	9,400,025
Distributions reinvested	43,533	990,442	22,389	540,374
Redemptions	(341,527)	(8,253,798)	(119,401)	(2,865,633)
Net increase (decrease)	(230,691)	(5,720,536)	301,784	7,074,766
Institutional Class
Subscriptions	377,887	8,820,872	1,044,900	25,106,388
Distributions reinvested	244,043	5,661,877	252,722	6,140,053
Redemptions	(1,709,689)	(37,842,447)	(11,122,218)	(279,640,754)
Net decrease	(1,087,759)	(23,359,698)	(9,824,596)	(248,394,313)
Institutional 2 Class
Subscriptions	122,167	2,861,702	204,608	4,869,879
Distributions reinvested	33,002	761,559	50,090	1,215,180
Redemptions	(335,196)	(7,715,412)	(880,128)	(22,044,902)
Net decrease	(180,027)	(4,092,151)	(625,430)	(15,959,843)
Institutional 3 Class
Subscriptions	4,601,237	99,913,321	7,232,472	181,696,892
Distributions reinvested	405,751	9,469,012	140,369	3,420,127
Redemptions	(2,853,671)	(65,358,220)	(2,216,533)	(54,491,429)
Net increase	2,153,317	44,024,113	5,156,308	130,625,590
Class R
Subscriptions	658,851	16,092,539	1,133,833	27,391,983
Distributions reinvested	168,570	3,884,605	75,523	1,841,533
Redemptions	(917,703)	(22,254,169)	(1,244,666)	(30,398,565)
Net decrease	(90,282)	(2,277,025)	(35,310)	(1,165,049)
Total net increase (decrease)	262,773	810,973	(5,795,087)	(146,905,062)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2021	$23.11	0.25	6.18	6.43	(0.26)	(1.70)	(1.96)
Year Ended 2/29/2020	$23.52	0.27	0.32	0.59	(0.24)	(0.76)	(1.00)
Year Ended 2/28/2019	$25.12	0.28	0.69	0.97	(0.24)	(2.33)	(2.57)
Year Ended 2/28/2018	$23.81	0.32	4.16	4.48	(0.32)	(2.85)	(3.17)
Year Ended 2/28/2017	$19.69	0.29	4.14	4.43	(0.31)	—	(0.31)
Advisor Class
Year Ended 2/28/2021	$22.83	0.31	6.09	6.40	(0.32)	(1.70)	(2.02)
Year Ended 2/29/2020	$23.23	0.33	0.32	0.65	(0.29)	(0.76)	(1.05)
Year Ended 2/28/2019	$24.85	0.36	0.65	1.01	(0.30)	(2.33)	(2.63)
Year Ended 2/28/2018	$23.58	0.37	4.13	4.50	(0.38)	(2.85)	(3.23)
Year Ended 2/28/2017	$19.49	0.36	4.09	4.45	(0.36)	—	(0.36)
Institutional Class
Year Ended 2/28/2021	$23.07	0.31	6.17	6.48	(0.32)	(1.70)	(2.02)
Year Ended 2/29/2020	$23.47	0.32	0.33	0.65	(0.29)	(0.76)	(1.05)
Year Ended 2/28/2019	$25.07	0.34	0.69	1.03	(0.30)	(2.33)	(2.63)
Year Ended 2/28/2018	$23.77	0.38	4.15	4.53	(0.38)	(2.85)	(3.23)
Year Ended 2/28/2017	$19.65	0.34	4.14	4.48	(0.36)	—	(0.36)
Institutional 2 Class
Year Ended 2/28/2021	$22.97	0.34	6.14	6.48	(0.35)	(1.70)	(2.05)
Year Ended 2/29/2020	$23.37	0.35	0.32	0.67	(0.31)	(0.76)	(1.07)
Year Ended 2/28/2019	$24.98	0.37	0.68	1.05	(0.33)	(2.33)	(2.66)
Year Ended 2/28/2018	$23.69	0.40	4.14	4.54	(0.40)	(2.85)	(3.25)
Year Ended 2/28/2017	$19.58	0.36	4.13	4.49	(0.38)	—	(0.38)
Institutional 3 Class
Year Ended 2/28/2021	$23.08	0.35	6.17	6.52	(0.36)	(1.70)	(2.06)
Year Ended 2/29/2020	$23.47	0.38	0.31	0.69	(0.32)	(0.76)	(1.08)
Year Ended 2/28/2019	$25.07	0.38	0.69	1.07	(0.34)	(2.33)	(2.67)
Year Ended 2/28/2018	$23.77	0.44	4.13	4.57	(0.42)	(2.85)	(3.27)
Year Ended 2/28/2017	$19.65	0.37	4.14	4.51	(0.39)	—	(0.39)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Enhanced Core Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2021	$27.58	29.53%	1.25%(c)	0.85%(c),(d)	1.02%	81%	$59,015
Year Ended 2/29/2020	$23.11	2.33%	1.20%	0.88%(d)	1.11%	77%	$56,439
Year Ended 2/28/2019	$23.52	4.14%	1.21%	0.89%	1.17%	99%	$75,497
Year Ended 2/28/2018	$25.12	19.81%	1.23%	0.89%	1.31%	70%	$60,502
Year Ended 2/28/2017	$23.81	22.62%	1.24%	0.89%(d)	1.32%	79%	$79,005
Advisor Class
Year Ended 2/28/2021	$27.21	29.79%	1.00%(c)	0.61%(c),(d)	1.29%	81%	$8,052
Year Ended 2/29/2020	$22.83	2.60%	0.95%	0.63%(d)	1.38%	77%	$12,021
Year Ended 2/28/2019	$23.23	4.38%	0.96%	0.64%	1.53%	99%	$5,222
Year Ended 2/28/2018	$24.85	20.12%	0.98%	0.64%	1.48%	70%	$663
Year Ended 2/28/2017	$23.58	22.98%	0.99%	0.64%(d)	1.64%	79%	$260
Institutional Class
Year Ended 2/28/2021	$27.53	29.83%	1.00%(c)	0.60%(c),(d)	1.27%	81%	$86,219
Year Ended 2/29/2020	$23.07	2.58%	0.94%	0.63%(d)	1.34%	77%	$97,348
Year Ended 2/28/2019	$23.47	4.42%	0.96%	0.64%	1.41%	99%	$329,587
Year Ended 2/28/2018	$25.07	20.08%	0.98%	0.64%	1.56%	70%	$260,985
Year Ended 2/28/2017	$23.77	22.94%	0.99%	0.64%(d)	1.57%	79%	$256,195
Institutional 2 Class
Year Ended 2/28/2021	$27.40	29.96%	0.86%(c)	0.48%(c)	1.40%	81%	$8,831
Year Ended 2/29/2020	$22.97	2.66%	0.85%	0.54%	1.46%	77%	$11,538
Year Ended 2/28/2019	$23.37	4.50%	0.87%	0.54%	1.56%	99%	$26,349
Year Ended 2/28/2018	$24.98	20.20%	0.87%	0.55%	1.63%	70%	$11,486
Year Ended 2/28/2017	$23.69	23.08%	0.86%	0.56%	1.66%	79%	$7,078
Institutional 3 Class
Year Ended 2/28/2021	$27.54	30.01%	0.81%(c)	0.43%(c)	1.44%	81%	$266,693
Year Ended 2/29/2020	$23.08	2.73%	0.81%	0.49%	1.59%	77%	$173,757
Year Ended 2/28/2019	$23.47	4.58%	0.81%	0.49%	1.61%	99%	$55,689
Year Ended 2/28/2018	$25.07	20.24%	0.82%	0.50%	1.77%	70%	$28,180
Year Ended 2/28/2017	$23.77	23.11%	0.81%	0.51%	1.71%	79%	$5,016
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2021	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 2/28/2021	$23.05	0.19	6.16	6.35	(0.20)	(1.70)	(1.90)
Year Ended 2/29/2020	$23.48	0.21	0.31	0.52	(0.19)	(0.76)	(0.95)
Year Ended 2/28/2019	$25.08	0.22	0.69	0.91	(0.18)	(2.33)	(2.51)
Year Ended 2/28/2018	$23.78	0.26	4.15	4.41	(0.26)	(2.85)	(3.11)
Year Ended 2/28/2017	$19.66	0.23	4.15	4.38	(0.26)	—	(0.26)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Large Cap Enhanced Core Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 2/28/2021	$27.50	29.22%	1.50%(c)	1.10%(c),(d)	0.77%	81%	$58,775
Year Ended 2/29/2020	$23.05	2.04%	1.45%	1.13%(d)	0.86%	77%	$51,362
Year Ended 2/28/2019	$23.48	3.88%	1.46%	1.14%	0.93%	99%	$53,131
Year Ended 2/28/2018	$25.08	19.51%	1.48%	1.14%	1.06%	70%	$38,251
Year Ended 2/28/2017	$23.78	22.36%	1.49%	1.14%(d)	1.08%	79%	$37,996
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Enhanced Core Fund | Annual Report 2021	21

Notes to Financial Statements
February 28, 2021
Note 1. Organization
Columbia Large Cap Enhanced Core Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Large Cap Enhanced Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Large Cap Enhanced Core Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
February 28, 2021
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
24	Columbia Large Cap Enhanced Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	179,789*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	31,455*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	2,508,235
Total	2,508,235

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	573,368
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	6,944,920

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a
Columbia Large Cap Enhanced Core Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
February 28, 2021
wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2021 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their
26	Columbia Large Cap Enhanced Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 28, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.20
Advisor Class	0.20
Institutional Class	0.20
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.20
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2021, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Columbia Large Cap Enhanced Core Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
February 28, 2021
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.50% of the average daily net assets attributable to Class R shares of the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2020 through June 30, 2021	Prior to July 1, 2020
Class A	0.84%	0.88%
Advisor Class	0.59	0.63
Institutional Class	0.59	0.63
Institutional 2 Class	0.45	0.54
Institutional 3 Class	0.40	0.49
Class R	1.09	1.13
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, re-characterization of distributions for investments and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(31,643)	(354,739)	386,382
28	Columbia Large Cap Enhanced Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2021			Year Ended February 29, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
6,043,108	29,318,538	35,361,646	5,789,273	16,792,393	22,581,666
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
5,001,730	18,901,931	—	174,960,569
At February 28, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
312,290,190	178,666,032	(3,705,463)	174,960,569
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $348,137,708 and $378,160,033, respectively, for the year ended February 28, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Large Cap Enhanced Core Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
February 28, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 28, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended February 28, 2021.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
30	Columbia Large Cap Enhanced Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At February 28, 2021, one unaffiliated shareholder of record owned 26.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 25.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
Columbia Large Cap Enhanced Core Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
February 28, 2021
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
32	Columbia Large Cap Enhanced Core Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Large Cap Enhanced Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Enhanced Core Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Enhanced Core Fund | Annual Report 2021	33

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
84.49%	82.00%	$20,643,193
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	172	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
34	Columbia Large Cap Enhanced Core Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	172	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	172	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	170	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	170	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	170	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Large Cap Enhanced Core Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	172	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	172	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	170	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	170
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	170	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
36	Columbia Large Cap Enhanced Core Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, Columbia ETF Trust I and Columbia ETF Trust II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	172	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	172	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	172	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Large Cap Enhanced Core Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	170	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	172	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I, Columbia ETF Trust II, Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST I, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	172	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the President and Principal Executive Officer of the Columbia Funds (since 2015).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
38	Columbia Large Cap Enhanced Core Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, Columbia ETF Trust I and Columbia ETF Trust II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 225 Franklin Street Boston, MA 02110 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for Columbia ETF Trust I and Columbia ETF Trust II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 225 Franklin Street Boston, MA 02110 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia Large Cap Enhanced Core Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	1,166,986,012	16,252,243	0
Kathleen Blatz	1,167,818,192	15,420,063	0
Pamela G. Carlton	1,167,761,255	15,477,001	0
Janet Langford Carrig	1,169,443,247	13,795,008	0
J. Kevin Connaughton	1,168,554,731	14,683,525	0
Olive M. Darragh	1,169,004,224	14,234,032	0
Patricia M. Flynn	1,168,110,224	15,128,031	0
Brian J. Gallagher	1,166,931,187	16,307,068	0
Douglas A. Hacker	1,168,253,721	14,984,535	0
Nancy T. Lukitsh	1,169,128,202	14,110,053	0
David M. Moffett	1,167,387,510	15,850,745	0
Catherine James Paglia	1,167,159,143	16,079,112	0
Anthony M. Santomero	1,166,760,857	16,477,398	0
Minor M. Shaw	1,165,931,084	17,307,171	0
Natalie A. Trunow	1,168,907,601	14,330,655	0
Sandra Yeager	1,167,549,796	15,688,459	0
Christopher O. Petersen	1,167,593,463	15,644,793	0
40	Columbia Large Cap Enhanced Core Fund | Annual Report 2021

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Columbia Large Cap Enhanced Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN173_02_L01_(04/21)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the ten series of the registrant whose reports to stockholders are included in this annual filing. Fiscal year 2020 also includes fees for two funds that merged during the period.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2021 and February 29, 2020 are approximately as follows:

20212020

$322,000             $358,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2021 and February 29, 2020 are approximately as follows:

20212020

$10,800              $7,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended February 28, 2021 and February 29, 2020, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2021 and February 29, 2020 are approximately as follows:

20212020

$1,600               $5,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended February 28, 2021 and February 29, 2020, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2021 and February 29, 2020 are approximately as follows:

2021	2020
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2021 and February 29, 2020 are approximately as follows:

20212020

$550,700            $520,000

In fiscal years 2021 and 2020, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2021 and February 29, 2020 are approximately as follows:

20212020

$563,100              $533,300

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	April 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	April 22, 2021
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	April 22, 2021
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	April 22, 2021